                                                                    EXHIBIT 10.2







                     REVOLVING CREDIT AND SECURITY AGREEMENT

                          dated as of October 12, 1998

                                      among

                                CITYSCAPE CORP.,
                       as debtor and debtor-in-possession,
                                   as Borrower

                                       and


                           CITYSCAPE FINANCIAL CORP.,
                       as debtor and debtor-in-possession,
                                  as Guarantor

                                       and

                    THE FINANCIAL INSTITUTIONS PARTY HERETO,
                                   as Lenders

                                       and

                    THE CIT GROUP/EQUIPMENT FINANCING, INC.,
                                    as Agent

                                TABLE OF CONTENTS

                                                                        Page

ARTICLE I.   DEFINITIONS AND ACCOUNTING TERMS............................1
     Section 1.01.   Definitions.........................................1
     Section 1.02.   Accounting Terms...................................19
     Section 1.03.   Computation of Time Periods........................19
     Section 1.04.   Rules of Construction..............................20

ARTICLE II.   LOANS.....................................................20
     Section 2.01.   Commitment.........................................20
     Section 2.02.   Notes..............................................20
     Section 2.03.   Notice of Borrowing; Making of Loans...............20
     Section 2.04.   Payment of Principal...............................23
     Section 2.05.   Interest...........................................24
     Section 2.06.   Reduction of Total Commitment; Prepayment of Loans.24
     Section 2.07.   Payments...........................................26
     Section 2.08.   Use of Proceeds....................................28
     Section 2.09.   Reliance Upon Instructions.........................28
     Section 2.10.   Eurodollar Rate Not Determinable; Illegality
                     or Impropriety ....................................28
     Section 2.11.   Reserve Requirements; Capital Adequacy
                     Circumstances .....................................29
     Section 2.12.   Indemnity..........................................30
     Section 2.13.   Sharing of Setoffs.................................31
     Section 2.14.   Continuation and Conversion of Loans...............31
     Section 2.15.   Taxes..............................................32

ARTICLE III.   ACKNOWLEDGMENT, RATIFICATION, SECURITY AND ADMINISTRATIVE
                 PRIORITY...............................................35
     Section 3.01.   Pre-Petition Obligations...........................35
     Section 3.02.   Acknowledgment of Security Interests...............35
     Section 3.03.   Binding Effect of Documents........................35
     Section 3.04.   Collateral; Grant of Lien and Security Interest....36
     Section 3.05.   Administrative Priority............................39
     Section 3.06.   Grants, Rights and Remedies........................39
     Section 3.07.   No Filings Required................................39
     Section 3.08.   Survival...........................................39
     Section 3.09.   Responsibility for Collateral......................40
     Section 3.10.   Representations and Warranties Concerning
                     Collateral ........................................40
     Section 3.11.   Release of Security Interest.......................42
     Section 3.12.   Covenants and Agreements Concerning Collateral.....43
     Section 3.13.   Agent's Approval of Investors......................45
     Section 3.14.   Uniform Commercial Code Financing Statements.......45
     Section 3.15.   Collection Rights..................................45
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                                                                        Page

     Section 3.16.   Attorney-in-Fact...................................45
     Section 3.17.   The Borrower Remains Liable........................46

ARTICLE IV.   BORROWING BASE............................................46
     Section 4.01.   Condition of Lending...............................46
     Section 4.02.   Mandatory Prepayment...............................46
     Section 4.03.   Rights and Obligations Unconditional...............47
     Section 4.04.   Borrowing Base Certificate.........................47
     Section 4.05.   General Provisions.................................47

ARTICLE V.   CONDITIONS PRECEDENT.......................................47
     Section 5.01.   Conditions Precedent to Initial Loan...............47
     Section 5.02.   Conditions Precedent to All Loans..................50
     Section 5.03.   Loan Requests......................................51
     Section 5.04.   Disbursing Loans...................................52
     Section 5.05.   Wet Mortgage Loan Closings.........................52
     Section 5.06.   Investor Requirements; Other Approvals.............54
     Section 5.07.   [Intentionally Omitted]............................54
     Section 5.08.   Temporary Release of Collateral Documents:
                     Delivery of Collateral Documents...................54
     Section 5.09.   Deemed Representation..............................55

ARTICLE VI.   REPRESENTATIONS AND WARRANTIES............................55
     Section 6.01.   Formation, Good Standing and Due Qualification.....55
     Section 6.02.   Power and Authority................................55
     Section 6.03.   Execution and Binding Effect.......................55
     Section 6.04.   Absence of Conflicts...............................56
     Section 6.05.   Litigation.........................................56
     Section 6.06.   Financial Statements...............................56
     Section 6.07.   Ownership and Liens................................56
     Section 6.08.   Taxes..............................................56
     Section 6.09.   ERISA..............................................56
     Section 6.10.   Subsidiaries.......................................57
     Section 6.11.   Operation of Business; Prior or Existing
                     Restrictions, Etc .................................57
     Section 6.12.   Labor Disputes and Acts of God.....................57
     Section 6.13.   Environmental Protection...........................57
     Section 6.14.   Compliance with Laws...............................58
     Section 6.15.   Licenses...........................................58
     Section 6.16.   Chief Executive Office.............................58
     Section 6.17.   Year 2000..........................................58
     Section 6.18.   Administrative Priority; Lien Priority.............59
     Section 6.20.   Bankruptcy Court Order.............................59

ARTICLE VII.   AFFIRMATIVE COVENANTS....................................59
     Section 7.01.   Maintenance of Existence...........................59



                                       ii
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                                                                        Page

     Section 7.02.   Conduct of Business................................59
     Section 7.03.   Maintenance of Properties..........................59
     Section 7.04.   Maintenance of Records.............................60
     Section 7.05.   Maintenance of Insurance...........................60
     Section 7.06.   Compliance with Laws...............................60
     Section 7.07.   Right of Inspection................................60
     Section 7.08.   Reporting Requirements.............................60
     Section 7.09.   Compliance With Environmental Laws.................64
     Section 7.10.   Purchase Commitments...............................64
     Section 7.11.   Pledge of Mortgage Loans...........................64
     Section 7.12.   Taxes..............................................65
     Section 7.13.   [Intentionally Omitted]............................65
     Section 7.14.   ERISA..............................................65
     Section 7.15.   Borrowing Base.....................................65
     Section 7.16.   Compliance With Custodian Agreement................66
     Section 7.17.   Availability.......................................66
     Section 7.18.   Underwriting Guidelines............................66
     Section 7.19.   Wet Closing Agents.................................66
     Section 7.20.   Year 2000 Compatibility............................66

ARTICLE VIII.   NEGATIVE COVENANTS......................................66
     Section 8.01. Interim Bankruptcy Court Order; Final Bankruptcy Court Order; Administrative Priority; Lien
                     Priority; Payment of Claims; Greenwich
                     DIP Facility.......................................66
     Section 8.02.   Liens..............................................67
     Section 8.03.   Debt...............................................69
     Section 8.04.   Mergers, Etc.......................................69
     Section 8.05.   Leases.............................................69
     Section 8.06.   Sale and Leaseback.................................69
     Section 8.07.   Distributions......................................70
     Section 8.08.   Sale of Assets.....................................70
     Section 8.09.   Investments........................................70
     Section 8.10.   Financial Hedge Instruments........................71
     Section 8.11.   Guaranties, Etc....................................71
     Section 8.12.   Transactions With Affiliates.......................71
     Section 8.13.   Margin Regulations.................................71
     Section 8.14.   Subwarehousing.....................................71
     Section 8.15.   Bulk Purchases of Mortgage Loans...................71
     Section 8.16.   Payments...........................................71

ARTICLE IX.   EVENTS OF DEFAULT.........................................72
     Section 9.01.   Events of Default..................................72
     Section 9.02.   Remedies...........................................74
     Section 9.03.   The Agent May Perform..............................75
     Section 9.04.   The Agent's Duties.................................75



                                      iii
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                                                                        Page

     Section 9.05.   Transfer of Note...................................76
     Section 9.06.   Defaulting Lender..................................76

ARTICLE X.   AGENT......................................................77
     Section 10.01.   Appointment.......................................77
     Section 10.02.   Nature of Duties..................................77
     Section 10.03.   Rights, Exculpation, Etc. ........................78
     Section 10.04.   Reliance..........................................79
     Section 10.05.   Indemnification...................................79
     Section 10.06.   CIT Individually..................................79
     Section 10.07.   Successor Agent...................................79
     Section 10.08.   Collateral Matters................................80

ARTICLE XI.   MISCELLANEOUS.............................................81
     Section 11.01.   Holidays..........................................81
     Section 11.02.   Records...........................................81
     Section 11.03.   Amendments and Waivers............................82
     Section 11.04.   No Implied Waiver; Cumulative Remedies............83
     Section 11.05.   Notices...........................................83
     Section 11.06.   Expenses; Taxes; Attorneys' Fees; Indemnification.83
     Section 11.07.   Application.......................................85
     Section 11.08.   Severability......................................85
     Section 11.09.   Governing Law.....................................85
     Section 11.10.   Prior Understandings..............................85
     Section 11.11.   Duration; Survival................................85
     Section 11.12.   Counterparts......................................86
     Section 11.13.   Assignments; Participations.......................86
     Section 11.14.   Successors and Assigns............................88
     Section 11.15.   Agent as Party in Interest........................88
     Section 11.16.   Confidentiality...................................88
     Section 11.17.   Waiver of Jury Trial..............................89
     Section 11.18.   Right of Setoff...................................89
     Section 11.19.   Headings..........................................90
     Section 11.20.   Periodic Due Diligence Review.....................90




                                       iv
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Exhibit A         Form of Note
Exhibit B         Form of Notice of Borrowing
Exhibit C         Form of Borrowing Base Certificate
Exhibit D         Form of Custodian Agreement
Exhibit E         Form of Pledge Agreement
Exhibit F         Description of Collateral Documents
Exhibit G         Form of Assignment and Acceptance
Exhibit H         Form of Interim Bankruptcy Court Order
Exhibit I         Underwriting Guidelines -- High LTV Mortgage Loans
Exhibit J         Underwriting Guidelines -- Home Equity Mortgage Loans
Exhibit K         Servicing Terms and Provisions
Exhibit L         Mortgage Loan Schedule
Exhibit M         Form of Mortgage and Mortgage Note
Exhibit N         Mortgage Loan Audit Report


SCHEDULES

Schedule 1.01(A)       Commitments
Schedule 2.03          Designated Borrowing Officers
Schedule 3.10(7)       Additional Representations and Warranties for Mortgage
                       Loans
Schedule 6.05          Litigation
Schedule 6.10          Subsidiaries
Schedule 8.02(A)(10)   Liens
Schedule 8.11          Guaranties, Etc.

            REVOLVING CREDIT AND SECURITY AGREEMENT, dated as of October 12, 1998 among CITYSCAPE CORP., as debtor and debtor-in-possession, a New York corporation (the "Borrower"), CITYSCAPE FINANCIAL CORP., as debtor and debtor-in-possession, a Delaware corporation (the "Guarantor"), the financial institutions from time to time party hereto (individually, a "Lender" and collectively, the "Lenders"), and The CIT GROUP/EQUIPMENT FINANCING, INC. ("CIT"), as agent for the Lenders (in such capacity, the "Agent").


                                    RECITALS


            WHEREAS, the Borrower engages in the business of originating, purchasing, selling and servicing Mortgage Loans (as hereinafter defined);

            WHEREAS, the Borrower and the Guarantor have commenced cases (the "Chapter 11 Cases") under Chapter 11 of Title 11 of the United States Code (the "Bankruptcy Code") in the United States Bankruptcy Court for the Southern District of New York (the "Bankruptcy Court"), and the Borrower and the Guarantor have retained possession of their assets and are authorized under the Bankruptcy Code to continue the operation of their businesses as debtors-in-possession; and

            WHEREAS, prior to the commencement of the Chapter 11 Cases by the Borrower and the Guarantor, CIT and certain other lenders (the "Pre-Petition Lenders") made loans and advances to the Borrower secured by substantially all assets and properties of the Borrower and such loans and advances were guaranteed by the Guarantor; and

            WHEREAS, the Borrower has requested that the Lenders make post-petition loans and advances to the Borrower in an aggregate principal amount not to exceed $150,000,000 (which facility shall be limited to $50,000,000 until the Final Bankruptcy Court Order (as hereinafter defined) shall have been signed by the Bankruptcy Court), which loans and advances shall be guaranteed by the Guarantor, and, subject to the terms and conditions set forth herein, the Lenders have agreed to provide such facility;

            NOW, THEREFORE, in consideration of the promises and the agreements hereinafter set forth and intending to be legally bound hereby, the parties agree as follows:


                                   ARTICLE I.

                        DEFINITIONS AND ACCOUNTING TERMS

            Section 1.01. Definitions. As used in this Agreement, the following terms have the following meanings (terms defined in the singular are to have a correlative meaning when used in the plural and vice versa):

            "Affiliate" means, with respect to the Borrower, any Person: (1) which directly or indirectly controls, or is controlled by, or is under common control with the Borrower; (2) which directly or indirectly beneficially owns or holds ten percent or more of any equity or partnership interest of the Borrower; or (3) ten percent or more of the equity or partnership interest of which is directly or indirectly beneficially owned or held by Borrower.

            "Agencies" means FNMA or FHLMC.

            "Agent" has the meaning specified in the first paragraph of this Agreement and any successor(s).

            "Agent Account" shall mean an account in the name of the Agent designated to the Borrower from time to time into which the Borrower shall make all payments to the Agent for the account of the Agent or the Lenders, as the case may be, under this Agreement.

            "Agent Advances" shall have the meaning given that term in Section 10.08(a) hereof.

            "Agreed Administrative Expense Priorities" shall mean that administrative expenses with respect to the Borrower and the Guarantor and, with respect to sub-clause (ii) of clause "first", any official committee appointed by the Bankruptcy Court, shall have the following order of priority:

            first, (i) amounts payable pursuant to 28 U.S.C. Section 1930(a)(6) and fees payable to the Clerk of the Bankruptcy Court and (ii) allowed fees and expenses of attorneys, accountants and other professionals retained in the Chapter 11 Cases pursuant to Sections 327 and 1103 of the Bankruptcy Code (except to the extent that such fees and expenses were incurred in the prosecution of actions, claims or causes of action seeking to invalidate, avoid, subordinate or otherwise impair any claims of the Agent or the Lenders under the Loan Documents or the claims of the Pre-Petition Lenders under the Pre-Petition Agreements or any Liens created by the Loan Documents or the Pre-Petition Agreements or which seeks to recover any transfer made to the Agent, the Lenders or the Pre-Petition Lenders); provided, however, that after the occurrence and during the continuance of an Event of Default hereunder or under the Interim Bankruptcy Court Order or the Final Bankruptcy Court Order (x) the amount entitled to priority under sub-clause (ii) of this clause first ("Priority Professional Expenses") shall not exceed $575,000 outstanding in the aggregate at any time (inclusive of any holdbacks required by the Bankruptcy Court) (the "Professional Expense Cap"), provided that after (1) payment in full of all obligations under the Greenwich DIP Facility, (2) the termination of all commitments under the Greenwich DIP Facility and (3) the release of all of Greenwich's Liens on the Collateral, the Professional Expense Cap shall be increased by the unused portion of the professional expense cap provided under the Greenwich DIP Facility but shall in no event exceed $1,150,000, and (y) any payments actually made to such professionals after such occurrence or during such continuance, under Sections 330 and 331 of the Bankruptcy Code or otherwise, shall reduce the Professional Expense Cap on a dollar-for-dollar basis, second, all Obligations and, subject to the terms of the Intercreditor Agreement, all obligations of the Borrower and the Guarantor under the Greenwich DIP Facility, and third, all other allowed administrative expenses.

            "Agreement" means this Revolving Credit and Security Agreement, as amended, supplemented or modified from time to time.

            "Assignment and Acceptance" shall mean an assignment and acceptance entered into by a Lender and an assignee, and accepted by the Agent and, in the absence of a continuing Event of Default, consented to by the Borrower, substantially in the form of Exhibit G hereto.

            "Availability" means, at any time, the sum of (i) the difference between (A) the lesser of (x) the Borrowing Base and (y) the Total Commitment and (B) the aggregate outstanding principal amount of all Loans and (ii) the amount of cash in the Operating Account at such time.

            "Avoided Payments" shall have the meaning given that term in Section 2.06(h) hereof.

            "Bank" shall mean The Chase Manhattan Bank or The Dai-Ichi Kangyo Bank, Limited, New York Branch, or their respective successors.

            "Bankruptcy Code" shall have the meaning given that term in the RECITALS to this Agreement.

            "Bankruptcy Court" shall have the meaning given that term in the RECITALS to this Agreement.

            "Borrower" has the meaning specified in the first paragraph of this Agreement.

            "Borrower's DIP Account" shall have the meaning given that term in
Section 2.07(a) hereof.

            "Borrowing Base" means, as of the date of determination, the difference between (i) the Collateral Value of Eligible Mortgages for all Eligible Residential Mortgage Loans and (ii) such reserves as the Agent, in its reasonable business judgment, may deem appropriate from time to time.

            "Borrowing Base Certificate" means a certificate in the form of Exhibit C hereto, properly completed, executed and delivered to the Agent and the Lenders.

            "Business Day" means any day other than Saturday, Sunday or any other day on which banking institutions are authorized or obligated to close in New York, New York and, with respect to any action under this Agreement that requires the participation of the Custodian, the city in which the relevant office of the Custodian is located, provided, that with respect to the borrowing, payment, conversion to or continuation of Eurodollar Loans, Business Day shall also mean a day on which dealings in Dollars are carried on in the interbank eurodollar market where the eurodollar and foreign currency and exchange operations in respect of the Bank's eurodollar loans are then being conducted.

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            "Capital Lease" means any obligation under any lease which has been or should be capitalized on the books of the lessee in accordance with GAAP.

            "Carve-Out Expenses" means those amounts, fees, expenses and claims set forth in clause "first" of the definition of the term "Agreed Administrative Expense Priorities."

            "Certificate of No Default" shall have the meaning specified in
Section 7.08(5) hereof.

            "Change of Control" means (i) the Guarantor shall cease to directly own and control, of record and beneficially, 100% of the then-outstanding capital stock of the Borrower free and clear of all Liens other than Permitted Liens or (ii) the person holding the office of the Chief Executive Officer and President, Chief Financial Officer and Executive Vice President or Treasurer of the Borrower, and of the President of the Guarantor, on the Closing Date shall cease to be actively involved in the day to day operations and management of the Borrower or the Guarantor, as applicable, except to the extent any changes in such management personnel are deemed reasonably acceptable to the Lenders.

            "Chapter 11 Cases" shall have the meaning given that term in the RECITALS to this Agreement.

            "CIT" shall have the meaning given to that term in the introductory paragraph to this Agreement.

            "Closing Agent" means a title company, a closing attorney or other entity which conducts the settlement of a Mortgage Loan and which has not been disapproved by the Agent upon written notice to the Borrower.

            "Closing Date" means such date on which all of the conditions set forth in Section 5.01 shall be satisfied.

            "Code" means the Internal Revenue Code of 1986, as amended from time to time, together with all rules and regulations promulgated in connection therewith.

            "Collateral" means the collateral described in Section 3.04(b) hereof and any other collateral granted to the Agent and the Lenders in any other Loan Document.

            "Collateral Documents" means the documents described in the Description of Collateral Documents.

            "Collateral Market Value" means the price obtainable for any Pledged Mortgage, as determined in good faith by the Agent, in the commercial markets regularly trading Mortgage Loans of a similar nature. The Agent's determination of Collateral Market Value shall be conclusive upon the parties absent manifest error on the part of the Agent.

            "Collateral Sale Proceeds" shall mean all proceeds of the refinancing, sale or other disposition of Pledged Mortgages and other Collateral whether by securitization, whole loan sales or otherwise.

            "Collateral Value of Eligible Mortgages" means, as of any date of determination, an amount equal to the percentage specified below for the appropriate category into which each Eligible Residential Mortgage Loan falls applied to the least of, with respect to each such Eligible Residential Mortgage
Loan: (1) the outstanding principal amount of the Eligible Residential Mortgage Loan, (2) the Collateral Market Value of the Eligible Residential Mortgage Loan,
(3) the price at which the Borrower purchased the Eligible Residential Mortgage Loan or (4) Five Hundred Thousand Dollars ($500,000):

            (i) with respect to each High LTV Mortgage Loan included in the Borrowing Base which has a FICO score equal to or greater than 620 but less than or equal to 640, seventy percent (70%);

            (ii) with respect to each High LTV Mortgage Loan included in the Borrowing Base which has a FICO score greater than 640, eighty percent (80%); and

            (iii) with respect to each Home Equity Mortgage Loan included in the Borrowing Base, ninety percent (90%).

The percentages specified in paragraphs (i), (ii) and (iii) above may be adjusted downward from time to time by the Agent, in its sole discretion, based upon criteria such as a decrease in the yield on the Borrower's portfolio of Mortgage Loans, an increase in the rate of delinquencies under the Borrower's portfolio of Mortgage Loans, a decrease in the turn-over rate of the Borrower's portfolio of Mortgage Loans, or such other criteria deemed appropriate by the Agent.

            "Commitment" shall mean, with respect to each Lender, the commitment set forth on Schedule 1.01(A) to this Agreement or assigned to such Lender in accordance with Section 11.13, as such amounts may be reduced from time to time pursuant to the terms of this Agreement.

            "Custodian" means U.S. Bank National Association and/or any other financial institution acceptable to the Agent and the Lenders as well as, in the absence of a continuing Event of Default, acceptable to the Borrower, and their respective successors.

            "Custodian Agreement" means that certain Custodian Agreement dated as of June 5, 1998 among the Borrower, the Custodian and the Agent, substantially in the form of Exhibit D hereto, as the same may be modified and supplemented and in effect from time to time and any other or replacement custodian agreement acceptable to the Agent.

            "Debt" means, without duplication, (1) indebtedness or liability for borrowed money; (2) obligations evidenced by bonds, debentures, notes, or other similar instruments; (3) obligations for the deferred purchase price of property or services (other than current trade payables incurred in the ordinary course of business and payable in accordance with customary practices); (4) obligations as lessee under Capital Leases; (5) current liabilities in respect of unfunded vested benefits under Plans covered by ERISA;
(6) reimbursement obligations with respect to letters of credit; (7) obligations under acceptance facilities; (8) all guaranties, endorsements (other than for collection or deposit in the ordinary course of business), and other contingent obligations to purchase, to provide funds for payment, to supply funds to invest in any Person or entity, or otherwise to assure a creditor against loss; (9) obligations or liabilities secured by a Lien upon property owned by such Person, whether or not owing by such Person and even though such Person has not assumed or become liable for the payment thereof, and (10) net liabilities of such Person under interest rate cap agreements, interest rate swap agreements, foreign currency exchange agreements and other hedging agreements or arrangements calculated on a basis satisfactory to the Agent and in accordance with accepted practice. The term "Debt" shall not include deferred loan origination fees of the Borrower.

            "Default" means any event which with the giving of notice or lapse of time, or both, would become an Event of Default.

            "Default Rate" means a rate per annum equal to the rate of interest which would otherwise be applicable hereunder plus two percent (2%) or, if no rate of interest would otherwise be applicable hereunder, the Prime Rate plus 2%.

            "Defaulting Lender" has the meaning specified in Section 9.06.

            "Description of Collateral Documents" means the documents described on Exhibit F attached hereto.

            "Designated Borrowing Officer" shall mean any officer of the Borrower identified on Schedule 2.03 attached hereto, or such other officer as shall be designated from time to time in writing by the Borrower to the Agent.

            "Designated Financial Officer" of a Person shall mean the individual designated from time to time by the Board of Directors or governing body performing like functions of such Person to be the chief financial officer or treasurer of such Person (and individuals designated from time to time by the Board of Directors or governing body performing like functions of such Person to act in lieu of the chief financial officer or the treasurer).

            "Dollars" and the sign "$" mean lawful money of the United States of America.

            "Distribution" means, for any Person, any dividend on, or any purchase or acquisition for value of, any of its capital stock now or hereafter outstanding, any return of capital to its stockholders as such, or any other purchase, distribution, advance, draw, fees or other transfers of cash or other assets by such Person to its stockholders.

            "Eligible Residential Mortgage Loan" means the following Non-Conforming Mortgage Loans each of which (i) must be made pursuant to the requirements and limitations set forth in the applicable Underwriting Guidelines and (ii) meets each of the following criteria, as applicable:

                  (1) complies with all requirements (including all covenants, representations and warranties) of this Agreement for the inclusion of such Mortgage Loan in the Borrowing Base, including all documentary requirements;

                  (2) is effectively pledged to the Agent and in respect of which the Agent has a first perfected Lien not subject to any other Liens or claims of any kind other than Permitted Liens;

                  (3) except in the case of a Wet Mortgage Loan, the related Mortgage Note, assignment in recordable form and a certified copy of the Mortgage are held by the Custodian pursuant to the Custodian Agreement and the Custodian has delivered one or more trust receipts for such documents to the Agent;

                  (4) if the Mortgage Loan was originated by a Person other than the Borrower, such Mortgage Loan was not purchased by the Borrower more than five Business Days prior to the date of the Custodian's receipt of the related Mortgage Note, assignment and Mortgage;

                  (5) will fully amortize within thirty years or less after the date of origination, is not subject to any negative amortization and is not a balloon Mortgage Loan the amortization of which the Agent finds unacceptable;

                  (6) is a valid, subsisting, enforceable and perfected first or second Lien, provided that the Collateral Value of Eligible Mortgages of second Lien Home Equity Mortgage Loans included in the Borrowing Base shall not exceed the Second Mortgage Loan Sublimit;

                  (7) is secured by a premise which is (1) an owner-occupied primary residence, or (2) a second home or investor property;

                  (8) not more than fourteen Business Days have elapsed from the date a Collateral Document with respect to such Mortgage Loan was delivered to the Borrower for correction or completion without the return thereof to the Custodian;

                  (9) in the case of a Wet Mortgage Loan (a) the Wet Closing Agent has received all Collateral Documents required to be delivered to the Custodian prior to the funding of such Wet Mortgage Loan, (b) the Custodian has received all Collateral Documents required to be delivered to the Custodian within five Business Days, or such longer period agreed to by the Agent pursuant to Section 5.05(2) hereof, after the funding of such Wet Mortgage Loan, and (c) the Borrower fully complies with the Wet Closing provisions enumerated in Section 5.05 hereof, and (d) the Collateral Value of Eligible Mortgages of such Wet Mortgage Loan when added to the Collateral Value of Eligible Mortgages of all other Wet Mortgage Loans included in the Borrowing Base shall not exceed the Wet Mortgage Loan Sublimit;

                  (10) in the case of (a) a High LTV Mortgage Loan, has not remained as Collateral for more than sixty days from the date of delivery to the Custodian, and (b) a Home Equity Mortgage Loan, has not remained as Collateral for more than ninety days from the date of delivery to the Custodian;

                  (11) there is not a delinquency in any payment under the related Mortgage Note and Mortgage;

                  (12) each of the related Mortgage Note and Mortgage is genuine and is the legal, valid, binding and enforceable obligations of the maker thereof, not subject to a right of recission, set-off, counterclaim or defense;

                  (13) the related Mortgage Note has not been extinguished under relevant state law in connection with a judgment of foreclosure or foreclosure sale or otherwise;

                  (14) the related mortgaged property is not subject to a foreclosure proceeding;

                  (15) the mortgagor is not subject to a bankruptcy or insufficiency proceedings;

                  (16) in the case of a High LTV Mortgage Loan (a) the loan to value ratio of the Mortgage Loan is not greater than 125%, (b) the FICO score of the Mortgage Loan is not less than 620, and (c) the Collateral Value of Eligible Mortgages of such High LTV Mortgage Loan when added to the Collateral Value of Eligible Mortgages of all other High LTV Mortgage Loans included in the Borrowing Base shall not exceed the High LTV Mortgage Loan Sublimit;

                  (17) except in the case of a High LTV Mortgage Loan, without the consent of the Agent, the loan to value ratio of the Mortgage Loan is not greater than 90%; and

                  (18) is not a Mortgage Loan which the Agent notifies the Borrower that, in the Agent's reasonable business judgment, is not satisfactory as Collateral.

If a Mortgage Loan that initially satisfies all of the required conditions for inclusion as an Eligible Residential Mortgage Loan and for inclusion in the Borrowing Base ceases to satisfy such conditions and be included in the Borrowing Base, such Mortgage Loan may subsequently be included as an Eligible Residential Mortgage Loan and be included in the Borrowing Base if at such subsequent time the Mortgage Loan satisfies all of the required conditions.

            "Entry Date" means the date the Interim Bankruptcy Court Order is entered.

            "Environmental Discharge" means any discharge or release of any Hazardous Materials in violation of any applicable Environmental Law.

            "Environmental Law" means any Law relating to pollution or the environment, including, without limitation, Laws relating to noise or to emissions, discharges, releases or threatened releases of Hazardous Materials into the workplace, the community or the environment, or otherwise relating to the generation, manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials.

            "Environmental Liabilities and Costs" shall mean all liabilities, monetary obligations, losses, damages, punitive damages, consequential damages, treble damages, costs and expenses (including all reasonable fees, disbursements and expenses of counsel, experts and consultants and costs of investigation and feasibility studies), fines, penalties, sanctions and interest incurred as a result of any directive, order, litigation, judicial or administrative proceeding, judgment, letter or other written communication from any Governmental Authority relating to any environmental condition, violation of Environmental Law or Environmental Discharge from or onto (i) any property presently or formerly owned by the Borrower or any of its Subsidiaries or (ii) any facility which received Hazardous Materials generated by the Borrower or any of its Subsidiaries.

            "Environmental Lien" shall mean any Lien securing Environmental Liabilities and Costs incurred by a Governmental Authority.

            "Environmental Notice" means any complaint, order, citation, letter, inquiry, notice or other written communication from any Person (1) affecting or relating to Borrower's compliance with any Environmental Law in connection with any activity or operations at any time conducted by such Borrower, (2) relating to the occurrence or Presence of or exposure to or possible or threatened or alleged occurrence or Presence of or exposure to Environmental Discharges or Hazardous Materials at any of the locations or facilities of any of the Borrower, including, without limitation (a) the existence of any contamination or possible or threatened contamination at any such location or facility and (b) remediation of any Environmental Discharge or Hazardous Materials at any such location or facility or any part thereof; and (3) any violation or alleged violation of any relevant Environmental Law.

            "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, including any rules and regulations promulgated thereunder.

            "ERISA Affiliate" means any corporation or trade or business which is a member of the same controlled group of corporations (within the meaning of Section 414(b) of the Code) as the Borrower or is under common control (within the meaning of Section 414(c) of the Code) with the Borrower.

            "Escrow Deposits" means all monies held by the Borrower representing principal, interest, tax, insurance and other deposits or payments made by mortgagors under Mortgage Loans.

            "Eurodollar Base Rate" shall mean, with respect to a Eurodollar Loan for the relevant Interest Period, the rate determined by the Agent to be the rate at which deposits in Dollars are offered by the Bank to first-class banks in the interbank eurodollar market where the eurodollar and foreign currency and exchange operations in respect of its eurodollar loans are then being conducted at approximately 11:00 a.m., New York City time, two Business Days prior to the first day of such Interest Period, in the approximate amount of the relevant Eurodollar Loan and having a maturity equal to such Interest Period.

            "Eurodollar Loan" shall mean a Loan bearing interest at the Eurodollar Rate.

            "Eurodollar Rate" means with respect to each day during each Interest Period pertaining to a Eurodollar Loan, a rate per annum determined for such day in accordance with the following formula (rounded upward to the nearest 1/32 of 1%):

                              Eurodollar Base Rate
                              --------------------
                          1.00 - Reserve Requirements

            "Event of Default" has the meaning specified in Section 9.01.

            "Exception Report" shall mean the exception report prepared by the Custodian pursuant to the Custodian Agreement.

            "Federal Funds Rate" means, for any period, a fluctuating interest rate per annum equal for each day during such period to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for such day on such transactions received by the Agent from three Federal funds brokers of recognized standing selected by it.

            "Fee Letters" means, collectively, (i) the letter agreement, dated as of September 25, 1998, between the Borrower and The CIT Group/Business Credit, Inc. (an affiliate of CIT) and (ii) the letter agreement, dated as of September 25, 1998, between the Borrower and Nomura Asset Capital Corporation, each obligating the Borrower to pay certain fees to the respective Lender in connection with this Agreement, as such letter agreements may be modified, supplemented or amended from time to time.

            "FHLMC" means the Federal Home Loan Mortgage Corporation.

            "FICO" means the Fair Isaac Company Odds which is a credit risk scoring system developed by Fair, Isaac & Co. that provides a numerical weighting of a borrower's credit profile and permits lenders to evaluate the credit risk a borrower presents and the likelihood that a loan will be repaid.

            "Filing Date" means the date on which the Chapter 11 Cases were commenced.

            "Final Bankruptcy Court Order" means the order of the Bankruptcy Court approving the Loans made and to be made to the Borrower and the Guaranty of the Guarantor in accordance with this Agreement, substantially in the form of the Interim Bankruptcy Court Order, as the same may be amended, modified or supplemented from time to time with the express written joinder or consent of the Agent, the Lenders and the Borrower.

            "Financial Assets" has the meaning specified therefor in the UCC.

            "Fiscal Year" means each period from January 1 to December 31.

            "FNMA" means the Federal National Mortgage Association and its successors.

            "GAAP" means generally accepted accounting principles in the United States of America as in effect from time to time.

            "Governmental Authority" means any nation or government, any federal, state, city, town, municipality, county, local or other political subdivision thereof or thereto and any department, commission, board, bureau, instrumentality, agency or other entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

            "Greenwich" means Greenwich Capital Financial Products, Inc., a Delaware corporation.

            "Greenwich DIP Facility" shall have the meaning specified therefor in Section 5.01(17) hereof.

            "Guaranty" means the guaranty referred to in Section 5.01(6).

            "Guarantor" has the meaning specified in the first paragraph of this Agreement.

            "Hazardous Materials" means any pollutant, effluents, emissions, contaminants, toxic or hazardous wastes or substances, as any of those terms are defined from time to time in or for the purposes of any relevant Environmental Law, including, without limitation, asbestos fibers and friable asbestos, polychlorinated biphenyls, and any petroleum or hydrocarbon-based products or derivatives.

            "High LTV Mortgage Loans" means those Mortgage Loans having a loan to value ratio in excess of 85% and not in excess of 125% which are underwritten in accordance with the Borrower's Sav* A Loan Underwriting Guidelines attached hereto as Exhibit I.

            "High LTV Mortgage Loan Sublimit" means $30,000,000.

            "Home Equity Mortgage Loan" means a Mortgage Loan, other than a High LTV Mortgage Loan, which fails to satisfy all of the requirements for sale to FNMA or FHLMC under their standard Mortgage Loan purchase programs, but which satisfies all of the applicable requirements of the Underwriting Guidelines set forth on Exhibit J hereto.

            "Indemnified Parties" shall have the meaning specified therefor in
Section 11.06 hereof.

            "Intercreditor Agreement" means that certain Intercreditor Agreement dated as of the date hereof among the Agent, the Lenders and Greenwich, and acknowledged by the Borrower and the Guarantor, as the same may be amended, modified and supplemented and in effect from time to time.

            "Interim Bankruptcy Court Order" shall mean the order of the Bankruptcy Court with respect to the Borrower and the Guarantor substantially in the form of Exhibit H hereto, as the same may be amended, modified or supplemented from time to time with the express written joinder or consent of the Agent, the Lenders and the Borrower.

            "Interest Period" shall mean, with respect to any Eurodollar Loan, the period commencing on the borrowing date for, or the date of any continuation of or conversion to, such Eurodollar Loan, as the case may be, and ending one month thereafter as the Borrower may elect in the applicable notice given to the Agent pursuant to Section 2.03 or Section 2.14, as appropriate; provided that
(i) any Interest Period that would otherwise end on a day that is not a Business Day shall be extended to the next succeeding Business Day, unless such Business Day falls in another calendar month, in which case such Interest Period shall end on the next preceding Business Day, (ii) any Interest Period that begins on the last Business Day of a calendar month or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period shall end on the last Business Day of the applicable calendar month, and
(iii) no Interest Period for any Loan shall end after the Termination Date. Interest shall accrue from and include the first date of an Interest Period, but exclude the last day of such Interest Period.

            "Investment Property" has the meaning specified therefor in the UCC.

            "Investor(s)" means FNMA, FHLMC, and any other Person that has delivered to the Borrower a Purchase Commitment and may include banks, insurance companies, mortgage bankers, pension funds, investment bankers, securities dealers, and state, county or municipal housing agencies.

            "Law" means any federal, state or local statute, law, rule, regulation, ordinance, order, code, policy or rule of common law, now or hereafter in effect, and in each case as amended, and any judicial or administrative interpretation thereof by a Governmental Authority, including any judicial or administrative order, consent decree or judgment.

            "Lender Default" has the meaning specified in Section 9.06.

            "Lenders" shall have the meaning given that term in the introductory paragraph to this Agreement.

            "Lien" means any mortgage, deed of trust, pledge, security interest, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), or preference, priority, or other security agreement or preferential arrangement, charge, or encumbrance of any kind or nature whatsoever (including, without limitation, any conditional sale or other title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing, and the filing of any financing statement under the UCC or comparable law of any jurisdiction to evidence any of the foregoing).

            "Loan" or "Loans" shall mean any and all loan or loans made by the Lenders, or by the Agent on behalf of the Lenders, to the Borrower or made as a result of charges made to the Borrower's DIP Account, in each case pursuant to the terms of this Agreement.

            "Loan Documents" shall mean this Agreement, the Notes, the Pledge Agreement, the Guaranty, the Interim Bankruptcy Court Order, the Final Bankruptcy Court Order, the Fee Letters, the Custodian Agreement, the Intercreditor Agreement, each Notice of Borrowing, each Borrowing Base Certificate, and all other instruments, agreements and documents from time to time delivered in connection with or otherwise relating to any Loan Document, excluding, however, the Greenwich DIP Facility and any custodian agreement, promissory note or guaranty relating to the Greenwich DIP Facility.

            "Loan Party" means one or, if plural, both of the Borrower and the Guarantor.

            "Majority Lenders" means those Lenders whose Pro Rata Shares aggregate not less than 66-2/3%.

            "Material Adverse Change" means (1) a material adverse change in the status of the business, results of operations, condition (financial or otherwise), property or prospects of either of the Loan Parties, (2) any event or occurrence of whatever nature which will have a material adverse effect on either of the Loan Parties' ability to perform their obligations under the Loan Documents, (3) a material adverse change in the Lien arising under this Agreement on any Collateral or (4) any event or occurrence of whatever nature which will have a material adverse effect or result in an adverse change in the legality, validity or enforceability of this Agreement or any Loan Document, the rights or remedies of the Agent and the Lenders under any Loan Document, or the value, collectability or the nature of the Collateral.

            "Minority Lender" shall have the meaning specified therefor in
Section 11.03(b) hereof.

            "Mortgage" means a mortgage, deed of trust, security deed or similar lien encumbering real property securing a Mortgage Loan.

            "Mortgage Loan" means a loan which is secured by a first or second mortgage.

            "Mortgage Loan Closing Date" means the date that a Mortgage Loan is scheduled to settle.

            "Mortgage Loan Schedule" means a schedule of Mortgage Loans containing the information specified in Exhibit L hereto with respect to each Mortgage Loan to be delivered by the Borrower to the Agent pursuant to Section 2.03(a) hereof.

            "Mortgage Note" means the note or other evidence of indebtedness of a mortgagor on a Mortgage Loan.

            "Multiemployer Plan" means Plan defined as such in Section 3(37) of ERISA to which contributions have been made by the Borrower or any ERISA Affiliate and which is covered by Title IV of ERISA.

            "New Lending Office" shall have the meaning specified therefor in
Section 2.15(g) hereof.

            "Non-Conforming Mortgage Loan" means either a Home Equity Mortgage Loan or a High LTV Mortgage Loan.

            "Non-Defaulting Lender" has the meaning specified therefor in
Section 9.06 hereof.

            "Non-U.S. Lender" shall have the meaning specified therefor in
Section 2.15(g) hereof.

            "Notes" shall mean the promissory notes of the Borrower executed and delivered to the Lenders under this Agreement and substantially in the form of Exhibit A hereto, as modified or restated from time to time and any promissory note or notes issued in exchange or replacement thereof under this Agreement, including all extensions, renewals, refinancings or refundings under this Agreement in whole or part.

            "Notice of Borrowing" shall have the meaning given to that term in
Section 2.03(a) hereof.

            "Notices" shall have the meaning specified therefor in Section 11.05 hereof.

            "Obligations" means (1) each and every obligation, covenant and agreement of the Borrower to the Lenders now or hereafter existing contained in this Agreement, and any of the other Loan Documents, whether for principal, interest, fees, expenses, indemnities or otherwise, and any amendments or supplements thereto, extensions or renewals thereof or replacements therefor under this Agreement, including but not limited to all indebtedness, obligations and liabilities of such Borrower to the Agent and the Lenders now existing or hereafter incurred under or arising out of or in connection with the Notes, this Agreement, the other Loan Documents, and any documents or instruments executed in connection therewith, (2) all sums advanced in accordance with this Agreement by or on behalf of the Agent to protect any of the Collateral purported to be covered hereby, and (3) any amounts paid by the Agent in preservation of any of the Agent's and the Lenders' rights or interest in the Collateral, together with interest on such amounts from the date such amounts are paid until reimbursement in full at a rate per annum equal at all times to the Prime Rate or Default Rate, as applicable, pursuant to the terms of this Agreement; in each case whether direct or indirect, joint or several, absolute or contingent, liquidated or unliquidated, now or hereafter existing, renewed or restructured, whether or not from time to time decreased or extinguished and later increased, created or incurred, and including all indebtedness of the Borrower under any instrument now or hereafter evidencing or securing any of the foregoing.

            "Office" when used in connection with the Agent shall mean its office located at 650 CIT Drive, Livingston, New Jersey 07039 or at such other office or offices of the Agent as may be designated in writing from time to time by the Agent to the Borrower and when used in connection with the Bank shall mean the office of such entity designated in writing from time to time by the Agent to the Borrower. In the event The Chase Manhattan Bank shall be the Bank, the Office for such entity shall until further written notice from the Agent to the Borrower be its office located at 55 Water Street, New York, New York 10004.

            "Operating Account" means a demand deposit account established by the Borrower with the Custodian for use by the Borrower for its general business operations.

            "Other Taxes" shall have the meaning given to that term in Section 2.15(b) hereof.

            "PBGC" means the Pension Benefit Guaranty Corporation and any entity succeeding to any or all of its functions under ERISA.

            "Permitted Liens" has the meaning specified in Section 8.02.

            "Person" means an individual, partnership, limited liability company, corporation, business trust, joint stock company, trust, unincorporated association, joint venture, Governmental Authority or other entity of whatever nature.

            "Plan" means any employee benefit or other plan established or maintained, or to which contributions have been made, by the Borrower or any ERISA Affiliate and which is covered by Title IV of ERISA or to which Section 412 of the Code applies.

            "Plan of Reorganization" shall mean "Cityscape Financial Corp.'s and Cityscape Corp.'s Joint Plan of Reorganization" attached to the Solicitation and Disclosure Statement of the Borrower and the Guarantor dated August 28, 1998.

            "Pledge Agreement" means that certain Pledge Agreement, dated as of the date hereof, among the Borrower, the Guarantor, the Agent and Greenwich, as collateral agent for the Lenders and Greenwich, substantially in the form of Exhibit E hereto, as the same may be amended, supplemented and otherwise modified from time to time.

            "Pledged Mortgages" means all Mortgages and Mortgage Notes (1) covered by or referred to or intended to be included, in a loan request, or (2) for which any of the documentation related thereto is received by the Custodian under or pursuant to the Custodian Agreement or any of the Loan Documents, or
(3) which are the subject of the Wet Closing provisions of this Agreement.

            "Pre-Petition Agreements" shall mean the Pre-Petition Credit Agreement and the Pre-Petition Loan Documents.

            "Pre-Petition Collateral" shall mean all "Collateral" as such term is defined in the Pre-Petition Credit Agreement and all other security for the Pre-Petition Obligations as provided in the Pre-Petition Agreements immediately prior to the Filing Date.

            "Pre-Petition Collateral Agreements" shall mean the Pre-Petition Credit Agreement and the "Pledge Agreement)" and the "Pledge Agreement (UK)" as such terms are defined in the Pre-Petition Credit Agreement.

            "Pre-Petition Credit Agreement" shall mean the Revolving Credit and Security Agreement, dated as of February 3, 1998, as amended, among the Borrower, the Guarantor, the Pre-Petition Lenders, and The CIT Group/Equipment Financing, Inc., as agent for the Pre-Petition Lenders.

            "Pre-Petition Lenders" shall have the meaning given that term in the RECITALS to this Agreement.

            "Pre-Petition Loan Documents" shall have the meaning given to the term "Loan Documents" in the Pre-Petition Credit Agreement.

            "Pre-Petition Loans" shall mean all loans made by the Pre-Petition Lenders to the Borrower under the Pre-Petition Credit Agreement and outstanding on the Filing Date.

            "Pre-Petition Obligations" shall mean all indebtedness, obligations and liabilities of the Borrower to the Pre-Petition Lenders incurred prior to the Filing Date arising from or related to the Pre-Petition Agreements plus interest thereon accruing both before and after the Filing Date, whether such indebtedness, obligations or liabilities are direct or indirect, secured or unsecured, joint or several, absolute or contingent, due or to become due, whether for payment or performance, now existing or hereafter arising.

            "Presence", when used in connection with any Environmental Discharge or Hazardous Materials, means and includes presence, generation, manufacture, installation, treatment, use, storage, handling, repair, encapsulation, disposal, transportation, spill, discharge and release.

            "Prime Loan" means a Loan bearing interest at the Prime Rate.

            "Prime Rate" shall mean the interest rate per annum publicly announced from time to time by the Bank in New York, New York as its Prime Rate, such interest rate to change automatically from time to time effective as of the announced effective date of each change in the Prime Rate. The Prime Rate is not intended to be the lowest rate of interest charged by the Bank to its borrowers.

            "Priority Professional Expenses" shall mean those expenses entitled to a priority as set forth in sub-clause (ii) of the clause "first" of the definition of the term "Agreed Administrative Expense Priorities".

            "Professional Expense Cap" shall have the meaning given that term in clause (ii) of the clause "first" of the definition of the term "Agreed Administrative Expense Priorities".

            "Prohibited Transaction" means any non-exempt transaction set forth in Section 406 of ERISA or Section 4975 of the Code.

            "Pro Rata Share" shall mean, with respect to any Lender, a fraction (expressed as a percentage), the numerator of which shall be the amount of such Lender's Commitment and the denominator of which shall be the Total Commitment, as adjusted from time to time in accordance with the provisions of Section 11.13 hereof, provided that, if the Total Commitment has been terminated, the numerator shall be the unpaid amount of such Lender's Loans and the denominator shall be the aggregate amount of all unpaid Loans.

            "Purchase Commitments" means valid and enforceable written commitments issued by Investors to purchase Mortgage Loans from the Borrower at a fixed price.

            "Register" shall have the meaning given that term in Section 11.13(c) hereof.

            "Reportable Event" means any of the events set forth in Section 4043(b) of ERISA (other than an event not subject to provision for the 30-day notice to the PBGC under the regulations promulgated under such Section).

            "Reserve Requirements" shall mean, for any day as applied to a Eurodollar Loan, the aggregate (without duplication) of the rates (expressed as a decimal fraction) of reserve requirements in effect on such day (including, without limitation, basic, supplemental, marginal and emergency reserves under any regulations of the Federal Reserve Board or other Governmental Authority having jurisdiction with respect thereto) dealing with reserve requirements prescribed for eurocurrency funding (currently referred to as "Eurocurrency Liabilities" in Regulation D of the Board) maintained by a member bank of the Federal Reserve System. Eurodollar Loans shall be deemed to constitute Eurocurrency Liabilities and to be subject to such reserve requirements without benefit of or credit for proration, exceptions or offsets which may be available from time to time to any Lender or the Affiliate of any Lender under Regulation D.

            "Restricted Accounts" means one or more demand deposit accounts established by the Agent with the Custodian or any other commercial bank to which there may be deposited from time to time monies paid in connection with a release of Collateral, which account shall be restricted in that the Borrower shall not be entitled to withdraw money therefrom and the Agent shall be authorized to make withdrawals from such account in accordance with the terms of this Agreement in connection with a refinancing, sale or other disposition of Collateral.

            "Retained Interest" means, with respect to a pool of Mortgage Loans that have been transferred by the Borrower to a trust or other Person through a sale or securitization, the direct or indirect rights with respect to such pool, including any rights to receive payments attributable to such pool, retained by the Borrower subsequent to such transfer, whether such rights are security, contractual, arise through the holding of an interest in such trust, or other Person, or otherwise.

            "Retained Interest Receivables" means the direct or indirect right to Retained Interests that would be capitalized on a Person's balance sheet (in accordance with GAAP), including, without limitation, subordinated and interest-only certificates and any similar rights arising by virtue of the holding of capital stock or any other equity interest in any entity to which Mortgage Loans have been transferred in a sale or securitization.

            "Second Mortgage Loan Sublimit" means $10,000,000.

            "Securities Account" has the meaning specified therefor in the UCC.

            "Securities Entitlement" has the meaning specified therefor in the UCC.

            "Settlement Period" shall have the meaning set forth in Section 2.03(f) hereof.

            "Single Family Mortgage Loan" means a Mortgage Loan which is secured by a Mortgage which is a first or second Lien on a Single Family Residence.

            "Single Family Residence" means a completed one (1) to four (4) family residential dwelling and the property related thereto.

            "Subsidiary" shall mean, with respect to any Person, any corporation, limited or general partnership, limited liability company, limited liability partnership, trust, association or other business entity of which an aggregate of 50% or more of the outstanding stock or other interests entitled to vote in the election of the board of directors of such corporation (irrespective of whether, at the time, stock of any other class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency), managers, trustees or other controlling persons, or an equivalent controlling interest therein, of such Person is, at the time, directly or indirectly, owned or controlled by such Person and/or one or more Subsidiaries of such Person.

            "Subwarehouse Mortgage Loan" means a mortgage loan originated as a result of the Borrower's Subwarehousing activities.

            "Subwarehousing" means an arrangement pursuant to which the Borrower extends credit to a mortgage lender (the "Subwarehouse Borrower") in order to fund a mortgage loan to be made by the Subwarehouse Borrower pursuant to a credit agreement between the Borrower, as lender and the Subwarehouse Borrower, as borrower.

            "Taxes" shall have the meaning given to that term in Section 2.15 hereof.

            "Termination Date" shall have the meaning given to that term in
Section 2.01.

            "Total Commitment" means the aggregate Commitments of the Lenders as set forth on Schedule 1.01(A) which may be reduced or increased pursuant to the terms of this Agreement.

            "Transferee" shall have the meaning specified therefor in Section 2.15(a) hereof.

            "UCC" means the Uniform Commercial Code as in effect from time to time in the State of New York.

            "Underwriting Guidelines" means the Underwriting Guidelines as in effect on the Closing Date, attached as Exhibits I and J hereto.

            "Unused Line Fee" shall have the meaning given to that term in
Section 2.07(e)

            "Value" has the meaning specified in the Pledge Agreement.

            "Warehouse Account" means a demand deposit account established by the Borrower with the Custodian into which proceeds of a Loan may be deposited and from which Mortgage Loan proceeds may be disbursed, in accordance with instructions from the Borrower to the Custodian, directly to the Closing Agent in connection with the settlement of Mortgage Loans.

            "Wet Closing" means a Wet Mortgage Loan closing where the Agent is requested to make a Loan prior to, on the date of, or after, the closing of the Wet Mortgage Loan, but prior to the delivery of the documentation related thereto required pursuant to the terms of this Agreement and the Custodian Agreement to be delivered to the Custodian in all such cases in accordance with the procedures outlined therefor under this Agreement.

            "Wet Closing Agent" means each Closing Agent who (1) is designated by the Borrower as responsible for the closing of a Wet Mortgage Loan and (2) is not disapproved by the Agent, in its sole discretion.

            "Wet Closing Agent Agreement" means an agreement executed by each Wet Closing Agent in connection with the funding of each Wet Mortgage Loan whereby such Wet Closing Agent agrees to act as the agent of the Agent in accordance with the provisions of Section 5.05(3) hereof.

            "Wet Collateral" has the meaning specified in Section 3.04(b)(6).

            "Wet Loans" means Loans the proceeds of which are used to originate Wet Mortgage Loans.

            "Wet Mortgage Loan" means any Eligible Residential Mortgage Loan that is pledged to the Agent pursuant to the Wet Closing provisions contained in this Agreement.

            "Wet Mortgage Loan Sublimit" means $5,000,000.

            Section 1.02. Accounting Terms. All accounting terms not specifically defined herein shall be construed in accordance with GAAP, and all financial data required to be delivered hereunder shall be prepared in accordance with GAAP, consistently applied.

            Section 1.03. Computation of Time Periods. Except as otherwise provided in this Agreement in the computation of periods of time from a specified date to a later specified date, the word "from" means "from and including" and words "to" and "until" each means "to but excluding".

            Section 1.04. Rules of Construction. When used in this Agreement:
(1) a reference to time shall be the time in New York City; (2) a reference to an agreement, instrument or document shall include such agreement, instrument or document as the same may be amended, modified or supplemented from time to time in accordance with its terms and as permitted by the Loan Documents; (3) a reference to a day shall be a calendar day unless Business Day is specified.


                                   ARTICLE II.

                                      LOANS

            Section 2.01. Commitment. Subject to the terms and conditions and relying upon the representations and warranties herein set forth and subject to the terms of the Interim Bankruptcy Court Order and the Final Bankruptcy Court Order, each Lender severally agrees to make Loans to the Borrower at any time and from time to time on or after the date hereof and to, but not including, the Termination Date, in an aggregate principal amount at any time outstanding to the Borrower not to exceed the amount of such Lender's Commitment, as such Commitment may be reduced in accordance with the provisions of this Agreement. Notwithstanding the foregoing the aggregate principal amount of Loans outstanding at any time to the Borrower shall not exceed the lesser of (A) the Total Commitment and (B) the then current Borrowing Base. The Total Commitment and the Commitment of each Lender shall automatically and permanently be reduced to zero on the earliest of (1) October 12, 1998, if the Interim Bankruptcy Court Order has not been entered on or prior to such date, (2) 30 days from the Entry Date if the Final Bankruptcy Court Order shall not have been entered during such 30 day period, (3) 30 days from the Entry Date if the final order of the Bankruptcy Court with respect to the Greenwich DIP Facility shall not have been entered during such 30 day period, (4) the date of the substantial consummation (as defined in Section 1101(2) of the Bankruptcy Code) of a plan of reorganization in the Chapter 11 Cases that has been confirmed by an order of the Bankruptcy Court, and (5) March 1, 1999 (the "Termination Date"). Within the limits of time and amount set forth in this Section 2.01, the Borrower may borrow, repay and reborrow hereunder subject to the provisions of this Agreement.

            Section 2.02. Notes. The obligation of the Borrower to repay the unpaid principal amount of the Loans made to it by each Lender and to pay interest thereon shall be evidenced by a Note dated the date of this Agreement in the principal amount of such Lender's Commitment with the blanks appropriately filled in. An executed Note for each Lender shall be delivered by the Borrower to the Agent on the date of the execution and delivery of this Agreement and in accordance with Section 11.13 hereof.

            Section 2.03.     Notice of Borrowing; Making of Loans.

                  (a) Whenever the Borrower desires to borrow, it shall provide notice to the Agent of such proposed borrowing (a "Notice of Borrowing"), each such notice, to be given not later than 10:00 a.m. (New York City time) on the date of such proposed borrowing in the case of a Prime Loan and not later than 12:00 noon (New York City time) on the third Business Day before the date of such proposed borrowing in the case of a Eurodollar Loan, setting forth: (i) the date, which shall be a Business Day, on which such borrowing is to occur, (ii) whether such Loan is requested to be a Prime Loan or a Eurodollar Loan, (iii) the principal amount of the Loan being borrowed, the use of proceeds of such Loan and, if the proceeds of such Loan are to be used to originate Mortgage Loans, whether or not such Loan is a Wet Loan, (iv) the account information where such Loan is to be received, which shall be either the Warehouse Account or the Operating Account, and (v) the other information required by Sections 5.03, 5.04, and 5.05, as applicable. If the proceeds of the Loan are to be used to originate or purchase Mortgage Loans, the Notice of Borrowing shall also have attached a Mortgage Loan Schedule identifying the Mortgage Loans the Borrower proposes to pledge to the Agent and to include in the Borrowing Base. Such notice shall be given in writing by a Designated Borrowing Officer, substantially in the form of Exhibit B hereto, containing the original or facsimile signature of a Designated Borrowing Officer. Except for a Notice of Borrowing when the Agent will fund the related Loan pursuant to Section 2.03(e) hereof, the Agent shall provide each Lender with prompt notice of each Notice of Borrowing. Except as otherwise provided in Section 2.03(e), on the date specified in such notice, each Lender shall, subject to the terms and conditions of this Agreement, make its Pro Rata Share of such Loan in immediately available funds by wire transfer to the Agent at its Office not later than 12:00 noon (New York City time). Unless (i) the Agent determines that any applicable conditions in Article V have not been satisfied or (ii) the Borrower fails to deliver the applicable Collateral Documents and any other certificates or documents to the Custodian before the date of the proposed borrowing as required under this Agreement and the Custodian Agreement, the Agent shall make the funds so received from the Lenders available to the Borrower not later than 4:00 p.m. (New York City time), on the date specified in such notice in immediately available funds by initiating a wire transfer.

                  (b) The Agent and each Lender shall be entitled to rely conclusively on each Designated Borrowing Officer's authority to request a Loan on behalf of the Borrower until the Agent receives written notice to the contrary. The Agent and the Lenders shall have no duty to verify the authenticity of the signature appearing on any written Notice of Borrowing.

                  (c) The Agent and the Lenders shall not incur any liability to the Borrower in acting upon any Notice of Borrowing referred to above which the Agent and the Lenders believe in good faith to have been given by a Designated Borrowing Officer or for otherwise acting in good faith under this Section 2.03 and, upon the funding of a Loan by the Lenders (or by the Agent on behalf of the Lenders) in accordance with this Agreement pursuant to any such notice, the Borrower shall have effected a Loan hereunder.

                  (d) Each Notice of Borrowing pursuant to this Section 2.03 shall be irrevocable and the Borrower shall be bound to make a borrowing in accordance therewith except as otherwise provided in Section 2.10(a) hereof. Each Prime Loan shall be in a minimum amount of $100,000 and in multiples of $50,000 if in excess thereof, and each Eurodollar Loan shall be in a minimum amount of $1,000,000 and in multiples of $100,000 if in excess thereof, provided that the Borrower shall not be entitled to request any Loan that, if made, would result in an aggregate of more than six separate Eurodollar Loans being outstanding hereunder at any one time.

            (e) (i) Except as otherwise provided in this subsection 2.03(e), all Loans under this Agreement shall be made by the Lenders simultaneously and proportionately to their Pro Rata Shares, it being understood that no Lender shall be responsible for any default by any other Lender in that other Lender's obligations to make a Loan requested hereunder, nor shall the Commitment of any Lender be increased or decreased as a result of the default by any other Lender in that other Lender's obligation to make a Loan requested hereunder.

            (ii) Notwithstanding any other provision of this Agreement, and in order to reduce the number of fund transfers among the Borrower, the Lenders and the Agent, the Borrower, the Lenders and the Agent agree that the Agent may (but shall not be obligated to), and the Borrower and the Lenders hereby irrevocably authorize the Agent to, fund, on behalf of the Lenders, Loans pursuant to
Section 2.01, subject to the procedures for settlement set forth in subsection 2.03(f); provided, however, that (a) the Agent shall in no event fund such Loans if the Agent shall have received written notice from the Majority Lenders on the Business Day prior to the day of the proposed Loan that one or more of the conditions precedent contained in Sections 5.02, 5.03, 5.04 and 5.05, as applicable, will not be satisfied on the day of the proposed Loan, and (b) the Agent shall not otherwise be required to determine that, or take notice whether, the conditions precedent in Section 5.02, 5.03, 5.04 and 5.05, as applicable, have been satisfied.

            (iii) Unless (A) the Agent has notified the Lenders that the Agent, on behalf of the Lenders, will fund a particular Loan pursuant to subsection 2.03(e)(ii), or (B) the Agent shall have been notified by any Lender on the Business Day prior to the day of a proposed Loan that such Lender does not intend to make available to the Agent such Lender's Pro Rata Share of the Loan requested on such day, the Agent may assume that such Lender has made such amount available to the Agent on such day and the Agent, in its sole discretion, may, but shall not be obligated to, cause a corresponding amount to be made available to the Borrower on such day. If the Agent makes such corresponding amount available to the Borrower and such corresponding amount is not in fact made available to the Agent by such Lender, the Agent shall be entitled to recover such corresponding amount on demand from such Lender together with interest thereon, for each day from the date such payment was due until the date such amount is paid to the Agent, at the Federal Funds Rate for three Business Days and thereafter at the Prime Rate. During the period in which such Lender has not paid such corresponding amount to the Agent, notwithstanding anything to the contrary contained in this Agreement or any other Loan Document, the amount so advanced by the Agent to the Borrower shall, for all purposes hereof, be a Loan made by the Agent for its own account. Upon any such failure by a Lender to pay the Agent, the Agent shall promptly thereafter notify the Borrower of such failure and the Borrower shall immediately pay such corresponding amount to the Agent for its own account.

            (iv) Nothing in this subsection 2.03(e) shall be deemed to relieve any Lender from its obligations to fulfill its Commitment hereunder or to prejudice any rights that the Agent or the Borrower may have against any Lender as a result of any default by such Lender hereunder.

            (f) (i) With respect to all periods for which the Agent has funded Loans pursuant to subsection 2.03(e), on Friday of each week, or if the applicable Friday is not a

Business Day, then on the following Business Day, or such shorter period as the Agent may from time to time select (any such week or shorter period being herein called a "Settlement Period"), the Agent shall notify each Lender of the average daily unpaid principal amount of the Loans outstanding during such Settlement Period. In the event that such amount is greater than the average daily unpaid principal amount of the Loans outstanding during the Settlement Period immediately preceding such Settlement Period (or, if there has been no preceding Settlement Period, the amount of the Loans made on the date of such Lender's initial funding), each Lender shall promptly make available to the Agent its Pro Rata Share of the difference in immediately available funds. In the event that such amount is less than such average daily unpaid principal amount, the Agent shall promptly pay over to each Lender its Pro Rata Share of the difference in immediately available funds. In addition, if the Agent shall so request at any time when a Default or an Event of Default shall have occurred and be continuing, or any other event shall have occurred as a result of which the Agent shall determine that it is desirable to present claims against the Borrower for repayment, each Lender shall promptly remit to the Agent or, as the case may be, the Agent shall promptly remit to each Lender, sufficient funds to adjust the interests of the Lenders in the then outstanding Loans to such an extent that, after giving effect to such adjustment, each Lender's interest in the then outstanding Loans will be equal to its Pro Rata Share thereof. The obligations of each Lender under this subsection 2.03(f) shall be absolute and unconditional. Each Lender shall only be entitled to receive interest on its Pro Rata Share of the Loans which have been funded by such Lender.

                  (ii) In the event that any Lender fails to make any payment required to be made by it pursuant to subsection 2.03(f)(i), the Agent shall be entitled to recover such corresponding amount on demand from such Lender together with interest thereon, for each day from the date such payment was due until the date such amount is paid to the Agent, at the Federal Funds Rate for three Business Days and thereafter at the Prime Rate. During the period in which such Lender has not paid such corresponding amount to the Agent, notwithstanding anything to the contrary contained in this Agreement or any other Loan Document, the amount so advanced by the Agent to the Borrower shall, for all purposes hereof, be a Loan made by the Agent for its own account. Upon any such failure by a Lender to pay the Agent, the Agent shall promptly thereafter notify the Borrower of such failure and the Borrower shall immediately pay such corresponding amount to the Agent for its own account. Nothing in this subsection 2.03(f)(ii) shall be deemed to relieve any Lender from its obligation to fulfill its Commitment hereunder or to prejudice any rights that the Agent or the Borrower may have against any Lender as a result of any default by such Lender hereunder.

            Section 2.04. Payment of Principal. To the extent not due and payable earlier pursuant to the terms of this Agreement, the entire unpaid principal amount of each of the Loans shall be due and payable on the Termination Date. The Borrower shall take all actions required so that all Collateral Sale Proceeds will be paid directly to the Agent for the benefit of the Lenders. Without limiting the generality of the foregoing, the Borrower shall cause all Persons making such payments to remit directly to the Agent, by way of wire transfer into a Restricted Account, from such proceeds, as payments of principal hereunder, an amount equal to all Collateral Sale Proceeds. Notwithstanding the foregoing (i) as long as the Borrower is required to pay to Greenwich 50% of the proceeds of the sale of any Retained Interest Receivables and/or the capital stock of the Subsidiaries of the Borrower that own such Retained Interested Receivables, only 50% of the proceeds of the sale of any Retained Interest Receivables and/or the capital stock of the Subsidiaries of the Borrower that own such Retained Interest Receivables shall be required to be paid directly to the Agent for the benefit of the Lenders, (ii) the Borrower shall pay the proceeds from the sale of any Collateral subject to the Intercreditor Agreement in accordance with the terms of the Intercreditor Agreement and (iii) the Borrower shall only be required to pay directly to the Agent for the benefit of the Lenders proceeds from the sale of real estate owned by the Borrower, which are the proceeds of Pledged Mortgages released by the Agent pursuant to Section 3.11(c) hereof, to the extent such proceeds exceed $1,700,000, in the aggregate, in any calendar year, provided that after the occurrence and during the continuance of an Event of Default all such proceeds shall be paid to the Agent for the benefit of the Lenders. In the event that notwithstanding the foregoing any such Collateral Sale Proceeds required to be paid to the Agent shall be paid to the Borrower, the Borrower shall immediately upon such receipt pay same over directly to the Agent; and while in such Borrower's possession, such amounts shall be held in trust for the Agent.

            Section 2.05.     Interest.

                  (a)   Interest Rate.

                        (i) Each Prime Loan shall bear interest at a rate per annum for each day until paid equal to the Prime Rate.

                        (ii) Each Eurodollar Loan shall bear interest at a rate per annum equal to the Eurodollar Rate plus 2.75% for the Interest Period in effect for such Eurodollar Loan.

                  (b) Interest Payment Dates. The Borrower shall pay to the Agent for the account of each Lender interest in arrears on the unpaid principal amount of each Loan, from the date on which such Loan is advanced until such principal amount has been repaid in full, which interest shall be payable (i) if such Loan is a Prime Loan, monthly in arrears on the first day of each month, commencing November 1, 1998, and (ii) if such Loan is a Eurodollar Loan on the last day of the Interest Period of such Eurodollar Loan. After maturity of any principal amount of any Loan (by acceleration, at scheduled maturity or otherwise), interest on such amount shall be due and payable on demand.

            Section 2.06. Reduction of Total Commitment; Prepayment of Loans.

                  (a) The Borrower may, reduce the Total Commitment to an amount (which may be zero) not less than the sum of (i) the aggregate unpaid principal amount of all Loans then outstanding and (ii) the aggregate principal amount of all Loans not yet made as to which notice has been given by the Borrower under
Section 2.03 hereof. Each such reduction shall be in an amount which is an integral multiple of $1,000,000, shall be requested by providing not less than three Business Days' prior written notice to the Agent and shall be irrevocable and may not be reinstated. Each such reduction of the Total Commitment shall reduce the Commitment of each Lender on a pro rata basis.

                  (b) Subject to the terms of Section 2.12 hereof, the Borrower shall have the right to prepay, in whole or in part, all Loans.

                  (c) To the extent that the outstanding Loans exceed the lesser of the Total Commitment and the Borrowing Base, the Borrower shall immediately either (i) make a prepayment on the Loans in an amount equal to such excess or
(ii) provide additional Eligible Residential Mortgage Loans so that the outstanding Loans do not exceed the Borrowing Base.

                  (d) Except as permitted in Section 2.04, all Collateral Sale Proceeds shall be paid directly to the Agent by the Person making such payment, provided that, any such Collateral Sale Proceeds paid to the Agent when no Loans are outstanding and no other Obligations are due and payable under this Agreement, shall be promptly paid to the Borrower.

                  (e) If for any reason a Wet Mortgage Loan is not closed and funded on or before the second Business Day immediately following its Mortgage Loan Closing Date, the Borrower will prepay the Wet Loan made in respect of such Wet Mortgage Loan on the third Business Day immediately following such Mortgage Loan Closing Date.

                  (f) Immediately upon receipt by the Borrower of all outstanding principal under a Mortgage Note, the Borrower shall prepay the Loans in an amount equal to the amount of such principal payment under such Mortgage Note together with all interest accrued under such Mortgage Note and any penalty or premium paid under such Mortgage Note.

                  (g) Subject to the terms of Section 2.12 hereof, without limiting any other provision of this Agreement or any other Loan Document permitting or requiring prepayment of the Loans in whole or part, the Borrower shall prepay the Loans in whole without premium or penalty on the thirtieth
(30th) day following the Entry Date in the event the Final Bankruptcy Court Order shall not have been entered on or before such date.

                  (h) In the event that the Pre-Petition Lenders are required to repay or disgorge to the Borrower, or any representatives of the Borrower 's estate, all or any portion of the Pre-Petition Obligations authorized and directed to be repaid pursuant to the Interim Bankruptcy Court Order or the Final Bankruptcy Court Order, as the case may be, or any payment on account of the Pre-Petition Obligations made to any Pre-Petition Lender is rescinded for any reason whatsoever, including, but not limited to, as a result of any action, suit, proceeding or claim brought in connection with or pursuant to 11 U.S.C. Sections 105, 510, 544, 547, 548, 549, 550 or 553, or any other provision of the Bankruptcy Code or any applicable state law, or any other similar provisions under any other state or federal statutory or common law (all such amounts being hereafter referred to as the "Avoided Payments"), then, in such event, (i) the Borrower shall prepay the Loans in an amount equal to 100% of such Avoided Payments immediately upon receipt of the Avoided Payments by the Borrower or any representative of the Borrower's estate and (ii) the Total Commitment of the Lenders shall be permanently reduced by an amount equal to 100% of such Avoided Payments.

            Section 2.07.     Payments.

                  (a) Time, Place and Manner. All payments and prepayments to be made in respect of principal, interest, fees or other amounts due from the Borrower hereunder, under the Fee Letter, the Notes or any other Loan Document shall be payable at or before 12:00 noon, New York City time, on the day when due without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived. Such payments shall be made to the Agent for the account of the Agent, or the Lenders, as the case may be, at the Agent Account in Dollars in funds immediately available at the Bank's Office without setoff, counterclaim or other deduction of any nature. Any payment received by the Agent after 12:00 noon, New York City time, will be deemed to have occurred on the next Business Day. The Agent shall maintain a separate loan account (the "Borrower's DIP Account") on its books in the name of the Borrower in which the Borrower will be charged with Loans made by the Agent or the Lenders to the Borrower hereunder and with any other Obligations. The Borrower and the Lenders hereby authorize the Agent to, and the Agent may, from time to time charge the Borrower's DIP Account with any interest, fees, expenses and other Obligations that are due and payable under this Agreement or any Loan Document. The Borrower and the Lenders confirm that any charges which the Agent may so make to the Borrower's DIP Account as herein provided will be made as an accommodation to the Borrower and solely at the Agent's discretion and shall constitute a Loan to the Borrower funded by the Agent on behalf of the Lenders and subject to subsections 2.03(e) and 2.03(f) of this Agreement. Each of the Lenders and the Borrower agrees that the Agent shall have the right to make such charges regardless of whether any Event of Default or Default shall have occurred and be continuing or whether any of the conditions precedent in Section 5.02 have been satisfied. The Borrower's DIP Account will be credited upon receipt of "good funds" in the Agent Account with all amounts actually received by the Agent from the Borrower or others for the account of the Borrower. Interest on all Loans and all fees that accrue on a per annum basis shall be computed on the basis of the actual number of days elapsed in the period during which interest or such fee accrues and a year of 360 days. In computing interest on any Loan, the date of the making of such Loan shall be included and, if received by 12:00 noon (New York City time), the date of payment shall be excluded; provided, however, that if a Loan is repaid on the same day on which it is made, one day's interest shall be paid on such Loan.

                  (b) Periodic Statements. The Agent shall provide the Lenders and the Borrower promptly after the end of each calendar month a summary statement (in the form from time to time used by the Agent) of (A) the opening and closing daily balances in the Borrower's DIP Account during such month, (B) the amounts and dates of all Loans made during such month, (C) the amounts and dates of all payments on account of the Loans made during such month and each Lender's interest in the Loans, (D) the amount of interest accrued on the Loans during such month, and (E) the amount and nature of any charges to the Borrower's DIP Account made during such month on account of interest, fees and expenses and other Obligations. All entries on any such statement shall, 30 days after the same is sent, be presumed to be correct and shall constitute prima facie evidence of the information contained in such statement, subject to the Borrower's and each Lender's express right to rebut such presumption by conclusively demonstrating the existence of any error on the part of the Agent.

                  (c) Apportionment of Payments. Except as otherwise provided in this subsection, aggregate principal and interest payments shall be apportioned among all outstanding Loans to which such payments relate and payments of the Unused Line Fee required to be paid by the Borrower to the Lenders under subsections 2.07(e) shall be apportioned ratably among the Lenders, in each case according to their Pro Rata Shares. All payments shall be remitted to the Agent and all such payments and any other amounts, including, without limitation, proceeds of Collateral received by the Agent from or on behalf of the Borrower shall be applied subject to the provisions of this Agreement first, to pay principal of and interest on any Loans funded by the Agent on behalf of the Lenders and any fees, expense reimbursements or indemnities then due to the Agent from the Borrower; second, to pay any fees, expense reimbursements or indemnities then due to the Lenders; third, to pay interest due in respect of Loans; fourth, to pay or prepay principal of Loans; and fifth, to the Borrower or to such Person as may be lawfully entitled to receive such surplus proceeds. The Agent shall promptly distribute to each Lender at its primary address set forth on the appropriate signature page hereof, or at such other address as such Lender may designate in writing, such funds as it may be entitled to receive. The foregoing apportionment of payments is solely for the purpose of determining the obligations of the Borrower hereunder and, notwithstanding such apportionment, any Lender may on its books and records allocate payments received by it in a manner different from that contemplated hereby. No such different allocation shall alter the rights and obligations of the Borrower under this Agreement determined in accordance with the apportionments contemplated by this Section 2.07(c). To the extent that the Borrower makes a payment or payments to the Agent or the Agent receives any payment or other amount, which payment(s) or proceeds or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to a trustee, receiver or any other party under any bankruptcy law, state or federal law, common law or equitable cause then, to the extent of such payment or proceeds received, the Obligations or part thereof intended to be satisfied shall be revived and continue in full force and effect, as if such payment or proceeds had not been received by the Agent.

                  (d) Interest Upon Events of Default. To the extent permitted by law, after there shall have occurred and so long as there is continuing an Event of Default pursuant to Section 9.01, all principal, interest, fees, indemnities or any other Obligations of the Borrower hereunder, under the Fee Letter or under any Note or any other Loan Document (and including interest accrued under this subsection 2.07(d)) shall bear interest until paid (before and after judgment), payable on demand, at the Default Rate such interest rate to change automatically from time to time effective as of the announced effective date of each change in the Prime Rate.

                  (e) Unused Line Fee. From and after the Closing Date until the Termination Date, the Borrower shall pay to the Agent, for the account of each Lender in accordance with such Lender's Pro Rata Share, an unused line fee (the "Unused Line Fee") accruing at the rate of three-eighths percent (3/8%) per annum, on the excess, if any, of the Total Commitment over the aggregate of the Loans outstanding from time to time. All Unused Line Fees shall be payable monthly in arrears on the first day of each month commencing November 1, 1998.

                  (f) Fees. The Borrower shall pay to the Agent the fees set forth in the Fee Letter at the times set forth in the Fee Letter. All fees required to be paid to the Agent pursuant to the Fee Letter, this Agreement or the other Loan Documents, shall be paid to the Agent for its own account as described therein. All fees under this Agreement, the Fee Letter and the other Loan Documents are non-refundable under all circumstances.

            Section 2.08. Use of Proceeds. The Borrower will use the proceeds of the Loans only for the following purposes: (1) to repay the Pre-Petition Obligations under the Pre-Petition Credit Agreement, (2) to originate or purchase Mortgage Loans which will be Eligible Residential Mortgage Loans, and
(3) for general corporate purposes of the Borrower (including, without limitation, payments of fees and expenses to professionals under Sections 330 and 331 of the Bankruptcy Code and administrative expenses of the kind specified in Section 503(b) of the Bankruptcy Code incurred in the ordinary course of business of the Borrower and the Guarantor).

            Section 2.09. Reliance Upon Instructions. Without limiting the coverage of any other indemnities provided in this Agreement, the Borrower hereby indemnifies and agrees to hold harmless the Agent and each of the Lenders, and their respective officers, employees and agents from and against any and all liabilities, damages, losses, costs and expenses, including reasonable counsel fees, however arising out of any actions taken in reliance upon telephonic, telecopier or other instructions believed in good faith to have been given under this Agreement on the Borrower's behalf by a Designated Borrowing Officer.

            Section 2.10. Eurodollar Rate Not Determinable; Illegality or Impropriety.

                  (a) In the event, and on each occasion, that on or before the day on which the Eurodollar Rate is to be determined for a borrowing that is to include Eurodollar Loans, the Agent has determined in good faith that, or has been advised by the Bank that, the Eurodollar Rate cannot be determined for any reason or the Eurodollar Rate will not adequately and fairly reflect the cost of maintaining Eurodollar Loans or Dollar deposits in the principal amount of the applicable Eurodollar Loans are not available in the interbank eurodollar market where the eurodollar and foreign currency and exchange operations in respect of the Bank's eurodollar loans are then being conducted, the Agent shall, as soon as practicable thereafter, give written notice of such determination to the Borrower and the other Lenders. In the event of any such determination, any request by the Borrower for a Eurodollar Loan pursuant to Section 2.03 shall, until the Agent shall have advised the Borrower and the other Lenders that the circumstances giving rise to such notice no longer exist, be deemed to be a request for a Prime Loan unless the Borrower provides written notice to the Agent revoking its request for such Eurodollar Loans. Each determination by the Agent hereunder shall be conclusive and binding absent manifest error.

                  (b) In the event that it shall be unlawful or improper for any Lender to make, maintain or fund any Eurodollar Loan as contemplated by this Agreement, then such Lender shall forthwith give notice thereof to the Agent and the Borrower describing such illegality or impropriety in reasonable detail. Effective immediately upon the giving of such notice, the obligation of such Lender to make Eurodollar Loans shall be suspended for the duration of such illegality or impropriety and, if and when such illegality or impropriety ceases to exist, such suspension shall cease, and such Lender shall notify the Agent and the Borrower. If any such change shall make it unlawful or improper for any Lender to maintain any outstanding Eurodollar

Loan as a Eurodollar Loan, such Lender shall, upon the happening of such event, notify the Agent and the Borrower, and the Borrower shall immediately, or if permitted by applicable law, rule, regulation, order, decree, interpretation, request or directive, no later than the date permitted thereby, convert each such Eurodollar Loan into a Prime Loan.

            Section 2.11. Reserve Requirements; Capital Adequacy Circumstances.

                  (a) Notwithstanding any other provision herein, if any change in applicable law or regulation or in the interpretation or administration thereof by any Governmental Authority charged with the interpretation or administration thereof (whether or not having the force of law) shall impose any tax on or change the basis of taxation of payments to any Lender or any Affiliate of a Lender of the principal of or interest on any Eurodollar Loan made by such Lender or of any amounts payable hereunder (other than taxes imposed on the overall net income of such Lender or such Affiliate by the jurisdiction in which such Lender or such Affiliate has its principal office or by any political subdivision or taxing authority therein), or shall impose, modify or deem applicable any reserve, special deposit or similar requirement against assets of, deposits with or for the account of or credit extended by such Lender or Affiliate of such Lender (except any such reserve requirement that is reflected in Reserve Requirements) or shall impose on such Lender or such Affiliate any other condition affecting this Agreement or any Eurodollar Loans made by such Lender, and the result of any of the foregoing shall be to increase the cost to such Lender of making or maintaining any Eurodollar Loan or to reduce the amount of any sum received or receivable by such Lender hereunder (whether of principal, interest or otherwise) in respect thereof by an amount deemed by such Lender to be material, then the Borrower shall pay to such Lender such additional amount or amounts as will compensate such Lender for such additional costs incurred or reduction suffered.

                  (b) If any Lender shall have reasonably determined that the adoption of any applicable law, rule or regulation regarding capital adequacy, or any change therein, or any change in the interpretation or administration thereof by any Governmental Authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by such Lender (or any lending office of such Lender) or by any Affiliate of such Lender, as the case may be, with any request or directive regarding capital adequacy (whether or not having the force of law) of any such authority, central bank or comparable agency, has the effect of reducing the rate of return on such Lender's capital or on the capital of such Lender's Affiliate, as the case may be, as a consequence of such Lender's obligations under this Agreement and the Loan Documents to a level below that which such Lender or such Lender's Affiliate, as the case may be, could have achieved but for such adoption, change or compliance (taking into consideration such Lender's policies or such Lender's Affiliate's policies, as the case may be, with respect to capital adequacy) by an amount deemed by such Lender to be material, then, from time to time, the Borrower shall reimburse such Lender for such reduction.

                  (c) Any amount or amounts payable by the Borrower to any Lender in accordance with the provisions of paragraphs (a) or (b) of this
Section 2.11 shall be paid by the Borrower to such Lender within ten (10) days after receipt by the Borrower from such Lender of a statement setting forth (i) in reasonable detail the amount or amounts due, (ii) the basis for the determination from time to time of such amount or amounts, (iii) that such amount(s) have been determined in good faith and (iv) that such Lender is using reasonable efforts to receive comparable amounts from similarly situated borrowers having similar relationships with such Lender under documentation which gives such Lender substantially the same rights with respect to such increased costs or reductions or payments as required in this Section 2.11, which statement shall be conclusive and binding absent manifest error.

                  (d) Any Lender may demand compensation for any increased costs or reduction in amounts received or receivable or reduction in return on capital with respect to any period; provided that such Lender shall provide to the Borrower a certificate setting forth the basis on which such demand is made. The protection of this Section 2.11 shall be available to any Lender regardless of any possible contention of the invalidity or inapplicability of the law, rule, regulation, guideline or other change or condition which shall have occurred or been imposed.

                  (e) If the Borrower shall be obligated to pay amounts to any Lender under this Section 2.11, then, any time within 30 days after the Borrower shall become so obligated, the Borrower may request such Lender to assign its rights and obligations under the Loan Documents to one or more Persons designated by the Borrower (a) that are acceptable to the Agent and (b) to which the Borrower reasonably expects that it will be obligated to pay lesser amounts under such Section than the amounts it reasonably expects that the Borrower will be obligated to pay such Lender. If the Borrower shall so request such an assignment, such Lender shall cooperate to consummate such assignment, and shall execute and deliver to the Borrower and the Agent an Assignment and Acceptance with respect thereto, no later than 30 days after such request, if the proposed assignee (x) unconditionally purchases all of such Lender's rights and obligations under the Loan Documents, without recourse to or representation or warranty by such Lender other than as provided in the Assignment and Acceptance, for an amount equal to the aggregate amount owing to such Lender thereunder at the time of such assignment (including such Lender's aggregate outstanding Loans, accrued interest thereon and all fees and other amounts accrued or payable to such Lender), (y) reimburses such Lender for all reasonable costs incurred under this Section 2.11 as a result of such assignment to the extent not reimbursed by the Borrower, and (z) executes and delivers to the Borrower and the Agent such Assignment and Acceptance.

            Section 2.12. Indemnity. The Borrower shall indemnify each Lender against any loss or expense that such Lender actually sustains or incurs as a consequence of (a) any failure by the Borrower to fulfill on the date of any borrowing hereunder the applicable conditions set forth in Article V, (b) any failure by the Borrower to borrow any Eurodollar Loan hereunder (except as provided in Section 2.10(a) hereof) or to convert any Prime Loan into a Eurodollar Loan after notice of such borrowing or conversion has been given pursuant to Section 2.03 or Section 2.14, as the case may be, (c) any payment, prepayment (mandatory or optional) or conversion of a Eurodollar Loan required by any provision of this Agreement or otherwise made on a date other than the last day of the Interest Period applicable thereto, (d) any default in payment or prepayment of the principal amount of any Eurodollar Loan or any part thereof or interest accrued thereon, as and when due and payable (at the due date thereof, by notice of prepayment or otherwise), or (e) the occurrence of any Event of Default, including, in each such case, any loss (including, without limitation, loss of margin) or reasonable expense sustained or incurred in liquidating or employing deposits from third parties acquired to effect or maintain such Loan or any part thereof as a Eurodollar Loan. Such loss or reasonable expense shall include but not be limited to an amount equal to the excess, if any, as reasonably determined by such Lender, of (i) its cost of obtaining the funds for the Loan being paid, prepaid or converted or not borrowed or converted (based on the Eurodollar Rate applicable thereto) for the period from the date of such payment, prepayment, conversion or failure to borrow or convert to the last day of the Interest Period for such Loan (or, in the case of a failure to borrow or convert, the last day of the Interest Period for such Loan that would have commenced on the date of such failure to borrow or convert) over (ii) the amount of interest (as reasonably determined by such Lender) that would be realized by such Lender in re-employing the funds so paid, prepaid or converted or not borrowed or converted for such Interest Period. A certificate of any Lender setting forth in reasonable detail any amount or amounts that such Lender is entitled to receive pursuant to this Section 2.12 and the basis for the determination of such amount or amounts shall be delivered to the Borrower and shall be conclusive and binding absent manifest error.

            Section 2.13. Sharing of Setoffs. Each Lender agrees that if it shall, through the exercise of a right of banker's lien, setoff or counterclaim against the Borrower or other security or interest arising from, or in lieu of, such secured claim, received by such Lender under any applicable bankruptcy, insolvency or other similar law or otherwise, or by any other means, obtain payment (voluntary or involuntary) in respect of any Obligation as a result of which the aggregate unpaid amount of the Obligations owing to it shall be proportionately less than the aggregate unpaid amount of the Obligations owing to any other Lender, it shall simultaneously purchase from such other Lender at face value a participation in the Obligations owing to such other Lender, so that the aggregate unpaid amount of the Obligations and participations in Obligations held by each Lender shall be in the same proportion to the aggregate unpaid amount of all Obligations owing to such Lender prior to such exercise of banker's lien, setoff or counterclaim or other event was to the aggregate unpaid amount of all Obligations outstanding prior to such exercise of banker's lien, setoff or counterclaim or other event; provided that if any such purchase or purchases or adjustments shall be made pursuant to this Section 2.13 and the payment giving rise thereto shall thereafter be recovered, such purchase or purchases or adjustments shall be rescinded to the extent of such recovery and the purchase price or prices or adjustments restored without interest. The Borrower expressly consents to the foregoing arrangements and agrees that any Lender holding a participation in an Obligation deemed to have been so purchased may exercise any and all rights of banker's lien, setoff or counterclaim with respect to any and all moneys owing by the Borrower to such Lender by reason thereof as fully as if such Lender had made a loan directly to the Borrower in the amount of such participation.

            Section 2.14. Continuation and Conversion of Loans. Subject to
Section 2.03 and Section 2.10 hereof, the Borrower shall have the right, at any time (i) on three (3) Business Days' prior irrevocable written or telecopy notice to the Agent, to continue any Eurodollar Loan or any portion thereof into a subsequent Interest Period or, to convert any Prime Loan or portion thereof into a Eurodollar Loan, or (ii) on one (1) Business Day's prior irrevocable written or telecopy notice to the Agent, to convert any Eurodollar Loan or portion thereof into a Prime Loan, subject to the following:

                  (A) in the case of a continuation of a Eurodollar Loan or portion thereof as such or a conversion of a Prime Loan or portion thereof into a Eurodollar Loan (1) no Event of Default or Default shall have occurred and be continuing at the time of such continuation or conversion and (2) Eurodollar Loans resulting from this
                        Section 2.14 shall be limited in number as provided in
                        Section 2.03(d);

                  (B) in the case of a continuation or conversion of less than all Loans, the aggregate principal amount of any Eurodollar Loan continued or converted shall not be less than $1,000,000 and in multiples of $100,000 if in excess thereof;

                  (C) each conversion shall be effected by the Lenders by applying the proceeds of the new Loan to the Loan (or portion thereof) being converted; and, in the case of a conversion from a Eurodollar Loan to a Prime Loan, accrued interest on the Eurodollar Loan (or portion thereof) being converted shall be paid by the Borrower at the time of conversion;

                  (D) if the new Loan made in respect of a conversion shall be a Eurodollar Loan, the first Interest Period with respect thereto shall commence on the date of conversion;

                  (E) no portion of any Loan shall be continued or converted to a Eurodollar Loan with an Interest Period ending later than the Termination Date; and

                  (F) if any conversion of a Eurodollar Loan shall be effected on a day other than the last day of an Interest Period, the Borrower shall reimburse each Lender on demand for any loss incurred or to be incurred by it in the reemployment of the funds released by such conversion as provided in Section 2.12 hereof.

In the event that the Borrower shall not give notice to continue any Eurodollar Loan into a subsequent Interest Period, such Loan (unless repaid) shall automatically become a Prime Loan at the expiration of the then current Interest Period.

            Section 2.15. Taxes. (a) Any and all payments by the Borrower hereunder shall be made, in accordance with Section 2.07, free and clear of and without deduction for any and all present or future taxes, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto, excluding (i) income taxes imposed on the net income of the Agent or any Lender (or any transferee or assignee thereof, including a participation holder (any such entity a "Transferee")) and (ii) franchise taxes imposed on the net income of the Agent or any Lender (or Transferee), in each case by the jurisdiction under the laws of which the Agent or such Lender (or Transferee) is organized or any political subdivision thereof (all such nonexcluded taxes, levies, imposts, deductions, charges withholdings and liabilities, collectively or individually,

"Taxes"). If the Borrower shall be required to deduct any Taxes from or in respect of any sum payable hereunder to any Lender (or any Transferee) or the Agent, (i) the sum payable shall be increased by the amount (an "additional amount") necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 2.15) such Lender (or Transferee) or the Agent (as the case may be) shall receive an amount equal to the sum it would have received had no such deductions been made, (ii) the Borrower shall make such deductions and (iii) the Borrower shall pay the full amount deducted to the relevant Governmental Authority in accordance with applicable law.

                  (b) In addition, the Borrower agrees to pay to the relevant Governmental Authority in accordance with applicable law any present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies which arise from any payment made hereunder or from the execution, delivery or registration of, or otherwise with respect to, this Agreement or any other Loan Document ("Other Taxes").

                  (c) The Borrower will indemnify each Lender (or Transferee) and the Agent for the full amount of Taxes and Other Taxes paid by such Lender (or Transferee) or the Agent, as the case may be, and any liability (including penalties, interest and expenses (including reasonable attorney's fees and expenses)) arising therefrom or with respect thereto, whether or not such Taxes or Other Taxes were correctly or legally asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability prepared by a Lender, or the Agent on its behalf, absent manifest error, shall be final, conclusive and binding for all purposes. Such indemnification shall be made within 30 days after the date the Lender (or Transferee) or the Agent, as the case may be, makes written demand therefor.

                  (d) If a Lender (or Transferee) or the Agent shall become aware that it is entitled to claim a refund from a Governmental Authority in respect of Taxes or Other Taxes as to which it has been indemnified by the Borrower, or with respect to which the Borrower has paid additional amounts, pursuant to this Section 2.15, it shall promptly notify the Borrower of the availability of such refund claim and shall, within 30 days after receipt of a request by the Borrower, make a claim to such Governmental Authority for such refund at the Borrower's expense. If a Lender (or Transferee) or the Agent receives a refund (including pursuant to a claim for refund made pursuant to the preceding sentence) in respect of any Taxes or Other Taxes as to which it has been indemnified by the Borrower or with respect to which the Borrower has paid additional amounts pursuant to this Section 2.15, it shall within 30 days from the date of such receipt pay over such refund to the Borrower (but only to the extent of indemnity payments made, or additional amounts paid, by the Borrower under this Section 2.15 with respect to the Taxes or Other Taxes giving rise to such refund), net of all out-of-pocket expenses of such Lender (or Transferee) or the Agent and without interest (other than interest paid by the relevant Governmental Authority with respect to such refund); provided, however, that the Borrower, upon the request of such Lender (or Transferee) or the Agent, agrees to repay the amount paid over to the Borrower (plus penalties, interest or other charges) to such Lender (or Transferee) or the Agent in the event such Lender (or Transferee) or the Agent is required to repay such refund to such Governmental Authority.

                  (e) As soon as practicable after the date of any payment of Taxes or Other Taxes by the Borrower to the relevant Governmental Authority, the Borrower will deliver to the Agent, at its address referred to in Section 11.05, the original or a certified copy of a receipt issued by such Governmental Authority evidencing payment thereof.

                  (f) Without prejudice to the survival of any other agreement contained herein, the agreements and obligations contained in this Section 2.15 shall survive the payment in full of the principal of and interest on all Loans made hereunder.

                  (g) Each Lender (or Transferee) that is organized under the laws of a jurisdiction other than the United States, any State thereof or the District of Columbia (a "Non-U.S. Lender") shall deliver to the Borrower and the Agent two copies of either U.S. Internal Revenue Service Form 1001 or Form 4224, or, in the case of a Non-U.S. Lender claiming exemption from U.S. Federal withholding tax under Section 871(h) or 881(c) of the Code with respect to payments of "portfolio interest", a Form W-8, or any subsequent versions thereof or successors thereto (and, if such Non-U.S. Lender delivers a Form W-8, a certificate representing that such Non-U.S. Lender is not a bank for purposes of
Section 881(c) of the Code, is not a 10-percent shareholder (within the meaning of Section 871(h)(3)(B) of the Code) of the Borrower and is not a controlled foreign corporation related to the Borrower (within the meaning of Section 864(d)(4) of the Code)), properly completed and duly executed by such Non-U.S. Lender claiming complete exemption from U.S. Federal withholding tax on payments by the Borrower under this Agreement and other Loan Documents. Such forms shall be delivered by each Non-U.S. Lender on or before the date it becomes a party to this Agreement (or, in the case of a Transferee that is a participation holder, on or before the date such participation holder becomes a Transferee hereunder) and on or before the date, if any, such Non-U.S. Lender changes its applicable lending office by designating a different lending office (a "New Lending Office"). In addition, each Non-U.S. Lender shall deliver such forms promptly upon the obsolescence or invalidity of any form previously delivered by such Non-U.S. Lender. Notwithstanding any other provision of this Section 2.15(g), a Non-U.S. Lender shall not be required to deliver after the date hereof any form pursuant to this Section 2.15(g) that such Non-U.S. Lender is not legally able to deliver.

                  (h) The Borrower shall not be required to indemnify any Non-U.S. Lender, or pay any additional amounts to any Non-U.S. Lender, in respect of United States Federal withholding tax pursuant to paragraph (a) or
(c) above to the extent that (i) the obligation to withhold amounts with respect to United States Federal withholding tax existed on the date such Non-U.S. Lender became a party to this Agreement (or, in the case of a Transferee that is a participation holder, on the date such participation holder became a Transferee hereunder) or, with respect to payments to a New Lending Office, the date such Non-U.S. Lender designated such New Lending Office with respect to a Loan; provided, however, that this clause (i) shall not apply to any Transferee or New Lending Office that becomes a Transferee or New Lending Office as a result of an assignment, participation, transfer or designation made at the request of or with the consent of the Borrower; and provided further, however, that this clause (i) shall not apply to the extent the indemnity payment or additional amounts any Transferee, or Lender (or Transferee) through a New Lending Office, would be entitled to receive (without regard to this clause (i)) do not exceed the indemnity payment or additional amounts that the person making the assignment, participation or transfer to such Transferee, or Lender (or Transferee) making the designation of such New Lending Office, would have been entitled to receive in the absence of such assignment, participation, transfer or designation, (ii) the obligation to pay such additional amounts would not have arisen but for a failure by such Non-U.S. Lender to comply with the provisions of paragraph (g) above or (iii) the obligation to pay such additional amounts does not result from a change in applicable tax law (including, without limitation, applicable judicial decisions, statutes, regulations or other administrative interpretations) occurring after the date hereof.

                  (i) Any Lender (or Transferee) claiming any indemnity payment or additional payment amounts payable pursuant to this Section 2.15 shall use reasonable efforts (consistent with legal and regulatory restrictions) to file any certificate or document reasonably requested in writing by the Borrower or to change the jurisdiction of its applicable lending office if the making of such a filing or change would avoid the need for or reduce the amount of any such indemnity payment or additional amount which may thereafter accrue and would not, in the sole determination of such Lender (or Transferee), be otherwise disadvantageous to such Lender (or Transferee).

                  (j) Nothing contained in this Section 2.15 shall require any Lender (or Transferee) or the Agent to make available any of its tax returns (or any other information which it deems to be confidential or proprietary).


                                  ARTICLE III.

                          ACKNOWLEDGMENT, RATIFICATION,
                      SECURITY AND ADMINISTRATIVE PRIORITY

            Section 3.01. Pre-Petition Obligations. Each of the Borrower and the Guarantor hereby acknowledges, confirms and agrees that the Borrower and the Guarantor are indebted to the Pre-Petition Lenders for the Pre-Petition Obligations, as of October 13, 1998, in respect of Pre-Petition Loans in the aggregate principal amount of $15,659,459.47, together with interest accrued and accruing thereon, and costs, expenses, fees (including attorneys' fees) and other charges now or hereafter owed by the Borrower and the Guarantor to the Pre-Petition Lenders, all of which are unconditionally owing by the Borrower to the Lenders, without offset, defense or counterclaim of any kind, nature and description whatsoever.

            Section 3.02. Acknowledgment of Security Interests. The Borrower hereby acknowledges, confirms and agrees that the Pre-Petition Lenders have and shall continue to have valid, enforceable and perfected first priority and senior liens upon and security interests in all Pre-Petition Collateral pursuant to the Pre-Petition Agreements as in effect on the Filing Date to secure all of the Pre-Petition Obligations.

            Section 3.03. Binding Effect of Documents. Each of the Borrower and the Guarantor hereby acknowledges, confirms and agrees that: (a) each of the Pre-Petition Agreements to which it is a party is in full force and effect as of the date hereof, (b) the agreements and obligations of the Borrower and the Guarantor contained in the Pre-Petition Agreements constitute the legal, valid and binding obligations of the Borrower and the Guarantor enforceable against it in accordance with their respective terms and the Borrower and the Guarantor have no valid defense, offset or counterclaim to the enforcement of such obligations and (c) the Pre-Petition Lenders are and shall be entitled to all of the rights, remedies and benefits provided for in the Pre-Petition Agreements, except as clauses (b) and (c) above are subject to the automatic stay under the Bankruptcy Code upon commencement of the Chapter 11 Cases.

            Section 3.04.     Collateral; Grant of Lien and Security Interest.

                  (a) Pursuant to the Custodian Agreement, the Custodian shall hold the Collateral Documents as the exclusive bailee and agent for the Agent and the Lenders pursuant to the terms of the Custodian Agreement and shall deliver to the Agent trust receipts each to the effect that it has reviewed such Collateral Documents in the manner and to the extent required by the Custodian Agreement and identifying any deficiencies in such Collateral Documents so reviewed.

                  (b) As security for the full and timely payment and performance of all of the Obligations, the Borrower hereby assigns and pledges to the Agent for the benefit of the Lenders and hereby grants to the Agent for the benefit of the Lenders, a security interest in and to all of the property, assets or interests in property or assets of the Borrower, of any kind or nature whatsoever, real or personal, now existing or hereafter acquired or created (including without limitation all property of the estate (within the meaning of the Bankruptcy Code), and all causes of action arising under the Bankruptcy Code or otherwise other than under Sections 544, 545, 547, 548, 549, 550, 551 or 553 of the Bankruptcy Code), and all proceeds, rents, products and profits of any of the foregoing, including, without limitation, a security interest in and to the following (all property of the Borrower subject to the security interest referred to in this Section 3.04 being hereinafter referred to as the "Collateral"):

                        (1) all Mortgage Loans now or hereafter made, including,
            without limitation, all Mortgage Loans which have been pledged to the Agent (whether by delivery to the Agent or to the Custodian on the Agent's behalf or otherwise) or upon which any Loan is made by the Agent or the Lenders, the Mortgage Note and Mortgage and the other Collateral Documents evidencing said Mortgage Loans, all servicing rights and servicing fees and other income arising from or relating to such Mortgage Loans, and all instruments, documents, loan agreements, guarantees, interest rate swap, cap or collar agreements or similar agreements, contract rights, general intangibles, property rights, proceeds and payments arising therefrom or relating thereto, including without limitation the following:

                              (a) all payments and prepayments of principal,
                  interest, and other income due or to become due thereon and all proceeds therefrom, and all the right, title and interest of every nature whatsoever of the Borrower in and to such property;

                              (b) all Liens with respect thereto or as security
                  therefor;

                              (c) all hazard insurance policies, title insurance
                  policies or condemnation proceeds with respect thereto including, without limitation, any FHA mortgage insurance; and

                              (d) all prepayment premiums and late payment
                  charges with respect thereto;

                        (2) all real estate acquired by the Borrower by deed in
            lieu of foreclosure or by foreclosure attributable to any such Mortgage Loan;

                        (3) all Purchase Commitments issued with respect to any
            such Mortgage Loan and all rights of the Borrower with respect thereto;

                        (4) all right, title and interest of the Borrower in and
            to all files, surveys, certificates, correspondence, appraisals, computer programs, tapes, discs, cards, accounting records, and other records, information, and related data of the Borrower with respect to such Mortgage Loans;

                        (5) all business records, computer tapes, software and
            microfiche necessary or useful to identify and locate the Collateral;

                        (6) each Wet Mortgage Loan and all documents and
            agreements delivered in connection therewith or relating thereto including, without limitation, the Mortgage Note, Mortgage and Collateral Documents related thereto (such Wet Mortgage Loan and all such documents, instruments and agreements and Collateral Documents related thereto, being herein collectively called, the "Wet Collateral") immediately upon the funding of the Loan in respect thereof and the creation of the Wet Mortgage Loan;

                        (7) all cash from time to time deposited in any deposit
            account of the Borrower with the Custodian, including, without limitation, the Warehouse Account, the Restricted Account, and the Operating Account;

                        (8) (a) all moneys, securities and other property and
            the proceeds thereof, now or hereafter held or received by, or in transit to, the Agent or any Lender from or for the Borrower, whether for safekeeping, pledge, custody, transmission, collection or otherwise, and all of the Borrower's sums and credits with, and all of the Borrower's claims against the Agent or any Lender at any time existing; (b) all rights, interests, choses in action, causes of actions, claims and all other intangible property of every kind and nature, in each instance whether now owned or hereafter acquired by the Borrower, including, without limitation, all corporate and other business records, all loans, royalties, servicing rights and all other forms of obligations receivable whatsoever; (c) all computer programs, software, printouts and other computer materials, credit files, correspondence, advertising materials and other source or business identifiers; (d) all rights under license and franchise agreements, servicing contracts and other contracts and contract rights; (e) all interests in partnerships, limited liability companies and joint ventures, including all moneys due from time to time in respect thereof; (f) all federal, state and local tax refunds and federal, state and local tax refund claims and all judgments in favor of Borrower and all of Borrower's rights with respect thereto; (g) all right, title and interest under leases, subleases, licenses and concessions and other agreements relating to personal property, including all moneys due from time to time in respect thereof; (h) all lock-box and all deposit accounts (general or special) or other accounts with any bank or other financial institution, including, without limitation, all depository or other accounts maintained by the Borrower at any Lender and all funds on deposit therein; (i) all rights to indemnification; (j) all reversionary interests in pension and profit sharing plans and reversionary, beneficial and residual interests in trusts; (k) all proceeds of insurance of which the Borrower is the beneficiary; (l) all letters of credit, guaranties, liens, security interests and other security held by or granted to the Borrower; (m) all instruments, files, records, ledger sheets and documents covering or relating to any of the Collateral; and (n) all present and future accounts, contract rights, chattel paper, documents, instruments, general intangibles and other obligations of any kind, whether or not similar to the foregoing, in each instance, however and wherever arising;

                        (9) all Investment Property, securities, Securities
            Accounts, Financial Assets and all Securities Entitlements of the Borrower in any and all of the foregoing, excluding all such property to the extent it is Collateral pursuant to the terms of the Pledge Agreements; and

                        (10) all proceeds of any and all of the foregoing
            Collateral (including, without limitation, proceeds which constitute property of the types described in any of the clauses of this
            Section 3.04 and, to the extent not otherwise included, all payments under insurance (whether or not the Agent or the Borrower is the loss payee thereof), or any indemnity, warranty, guaranty or insured closing letter, payable by reason of loss or damage to or otherwise with respect to any of the foregoing Collateral);

            in each case howsoever the Borrower's interest therein may arise or appear (whether by ownership, security interest, claim or otherwise).

                        The Borrower agrees to mark its computer records and
            tapes to evidence the interests granted to the Agent and the Lenders hereunder.

                  (c) Upon entry of the Interim Bankruptcy Court Order, the Liens and security interests in favor of the Agent referred to in Section 3.04(b) hereof shall be valid and perfected Liens and security interests, prior to all other Liens and interests hereafter arising, except for Permitted Liens. Such Liens and security interests and their priority shall remain in effect until the Total Commitment has been terminated and all Obligations have been repaid in cash in full.

                  (d) Notwithstanding anything herein to the contrary, no Person entitled to Carve-Out Expenses shall be entitled to sell or otherwise dispose, or seek or object to the sale or other disposition, of any Collateral.

                  (e) Nothing contained in this Agreement shall prevent the payment by the Borrower and the Guarantor of any Priority Professional Expenses in accordance with the provisions set forth in clause "first" of the definition of the term "Agreed Administrative Expense Priorities."

            Section 3.05. Administrative Priority. Each of the Borrower and the Guarantor hereby agrees that the Obligations of the Borrower shall constitute allowed administrative expenses in the Chapter 11 Cases having priority over all administrative expenses of and unsecured claims against the Borrower and the Guarantor now existing or hereafter arising, of any kind or nature whatsoever, including without limitation all administrative expenses of the kind specified in Sections 503(b) and 507(b) of the Bankruptcy Code, subject, as to priority, only to Carve-Out Expenses having priority over the Obligations to the extent set forth in the definition of Agreed Administrative Expense Priorities and, subject to the terms of the Intercreditor Agreement and the Pledge Agreement, the obligations of the Borrower and the Guarantor under the Greenwich DIP Facility.

            Section 3.06. Grants, Rights and Remedies. The Liens and security interests granted pursuant to Section 3.04(b) hereof and administrative priority granted pursuant to Section 3.05 hereof may be independently granted by the Loan Documents and by other Loan Documents hereafter entered into. This Agreement, the Interim Bankruptcy Court Order, the Final Bankruptcy Court Order and such other Loan Documents supplement each other, and the grants, priorities, rights and remedies of the Agent and the Lenders hereunder and thereunder are cumulative.

            Section 3.07. No Filings Required. The Liens and security interests referred to herein shall be deemed valid and perfected by entry of the Interim Bankruptcy Court Order and the Final Bankruptcy Court Order, as the case may be, and entry of the Interim Bankruptcy Court Order shall have occurred on or before the date of the initial Loan hereunder. The Agent shall not be required to file any financing statements, notices of Lien or similar instruments in any jurisdiction or filing office or to take any other action in order to validate or perfect the Lien and security interest granted by or pursuant to this Agreement, the Interim Bankruptcy Court Order, the Final Bankruptcy Order or any other Loan Document.

            Section 3.08. Survival. The Liens, Lien priority, administrative priorities and other rights and remedies granted to the Lenders pursuant to this Agreement, the Interim Bankruptcy Court Order, the Final Bankruptcy Court Order and the other Loan Documents (specifically including but not limited to the existence, perfection and priority of the Liens and security interests provided herein and therein, and the administrative priority provided herein and therein) shall not be modified, altered or impaired in any manner by any other financing or extension of credit or incurrence of debt by the Borrower (pursuant to Section 364 of the Bankruptcy Code or otherwise), or by any dismissal or conversion of the Chapter 11 Cases, or by any other act or omission whatever. Without limitation, notwithstanding any such order, financing, extension, incurrence, dismissal, conversion, act or omission:

                  (a) except for the Carve-Out Expenses having priority over the Obligations to the extent set forth in the definition of Agreed Administrative Expense Priorities and, subject to the terms of the Intercreditor Agreement and the Pledge Agreement, the obligations of the Borrower and the Guarantor under the Greenwich DIP Facility, no costs or expenses of administration which have been or may be incurred in the Chapter 11 Cases or any conversion of the same or in any other proceedings related thereto, and no priority claims, are or will be prior to or on a parity with any claim of the Agent and the Lenders against the Borrower and the Guarantor in respect of any Obligation,

                  (b) the Liens in favor of the Lenders set forth in Section
3.04 hereof shall constitute valid and perfected Liens, subject only to the Permitted Liens, to which such Liens and security interests shall or may be subordinate and junior, and shall be prior to all other Liens and interests, now existing or hereafter arising, in favor of any other creditor or any other Person whatever, and

                  (c) the Liens in favor of the Lenders set forth herein and in the Loan Documents shall continue valid and perfected without the necessity that the Agent file financing statements or otherwise perfect its Lien under applicable nonbankruptcy law.

            Section 3.09. Responsibility for Collateral. To the extent required by Section 9-207 of the applicable UCC or other applicable law, the Agent shall use reasonable care in the care, transmittal, custody and preservation of Collateral in its possession; reasonable care shall be deemed to be such care that the Agent exercises in the transmittal, care, preservation and custody of its own property of a similar nature. Notwithstanding the foregoing, the Agent shall have (1) no responsibility with respect to the risk of accidental loss or damage to Collateral in its possession, (2) no obligation to provide insurance for or in respect of the Collateral and (3) no responsibility for Collateral not in its possession. The Agent shall have no fiduciary responsibility or duty to the Borrower with respect to the care, preservation, holding, maintenance or transmittal of the Collateral delivered to the Agent, the Custodian or any other Person.

            Section 3.10. Representations and Warranties Concerning Collateral. The Borrower hereby represents and warrants to the Agent and the Lenders and by submitting each Loan request shall be deemed to have represented and warranted to the Agent and the Lenders that as of the date of such Loan request and as to each Pledged Mortgage included or to be included as an Eligible Residential Mortgage Loan:

                  (1) Ownership; No Liens; Pledge to the Agent. The Borrower is (or, in the case of a Wet Loan, will be upon the funding of the related Wet Mortgage Loan) the legal and equitable owner of such Pledged Mortgage and all other items of Collateral related thereto, free and clear of all Liens, except for the Liens permitted under this Agreement. Such Pledged Mortgage and other items of Collateral (a) comply (or, in the case of a Wet Loan, will comply upon the funding of the related Wet Mortgage Loan), as applicable, with all of the requirements of this Agreement, including those required for the inclusion in the Borrowing Base, and (b) have been (or, in the case of a Wet Loan, will be upon the funding of the related Wet Mortgage Loan) validly pledged or assigned to the Agent, subject to no other Liens other than Liens permitted under this Agreement, and the Agent has and, upon entry of the Interim Bankruptcy Court Order, will have (or, in the case of a Wet Loan, will have upon the funding of the related Wet Mortgage Loan) a first perfected Lien thereon, within the meaning of the applicable UCC. Such Borrower has the full right and authority to pledge the Collateral pledged by it hereunder and has not pledged the Collateral, or any part thereof, to any other Person other than in connection with Permitted Liens.

                  (2) Compliance with Laws; Enforceability; Modification; Required Documents, Etc. Each such Pledged Mortgage and documents related thereto (a) has been made (or, in the case of a Wet Loan, will be made upon the funding of the related Wet Mortgage Loan) in compliance, in all respects, with all requirements of the Real Estate Settlement Procedures Act, the Equal Credit Opportunity Act, the Federal Truth-In-Lending Act and all other applicable Laws, (b) is (or, in the case of a Wet Loan, will be upon the funding of the related Wet Mortgage Loan) genuine, valid, duly authorized, properly executed, properly recorded (or duly delivered to the appropriate recording office for recordation) and enforceable in accordance with its terms, without defense or offset, (c) has not been modified or amended and has not had any requirements thereof waived except for minor modifications in the ordinary course of the Borrower's business which do not in any event adversely affect the value or marketability of the relevant item of Collateral, (d) complies with the terms of this Agreement, (e) has been (or, in the case of a Wet Loan, will be upon the funding of the related Wet Mortgage Loan) fully advanced in the respective face amounts thereof and (f) is (or, in the case of a Wet Loan, will be upon the funding of the related Wet Mortgage Loan) secured by a Mortgage which is a first or second Lien on the respective Single Family Residence described therein. With respect to each such Pledged Mortgage, the Borrower has (or, in the case of a Wet Loan, will have upon the funding of the related Wet Mortgage Loan) in its possession all documents and instruments required to be possessed by the Borrower (x) under this Agreement, (y) under FNMA's or FHLMC's rules, regulations or guidelines, if applicable, and (z) under a Purchase Commitment, if any, other than those documents and instruments which are in the possession of the Custodian.

                  (3) Defaults. No default, nor any event which would become a default with notice or lapse of time or both, has occurred and is continuing under such Pledged Mortgage.

                  (4)   [Intentionally Omitted]

                  (5) Insurance Relating to Pledged Mortgages. All fire and casualty policies covering the premises encumbered by such Mortgage included in the Pledged Mortgages (a) name (or, in the case of a Wet Loan, will name upon the funding of the related Wet Mortgage Loan) such Borrower as the insured under a standard mortgagee clause not less favorable to the Borrower than the applicable standard mortgagee endorsement, (b) are (or, in the case of a Wet Loan, will be upon the funding of the related Wet Mortgage Loan) in full force and effect, and (c) afford (or, in the case of a Wet Loan, will afford upon the funding of the related Wet Mortgage
      Loan) insurance against fire and such other hazards as are usually insured against in the broad form of extended coverage insurance from time to time available. All flood, title and other insurance policies (including required private mortgage insurance) (i) name (or, in the case of a Wet Loan, will name upon the funding of the related Wet Mortgage Loan) the Borrower as an additional insured under a standard mortgagee clause not less favorable to the Borrower than the applicable standard mortgagee endorsement, or in the case of title insurance, the Borrower is the insured mortgagee thereunder by virtue of being the assignee or assign under the policy, (ii) are (or, in the case of a Wet Loan, will be upon the funding of the related Wet Mortgage Loan) in full force and effect, and (iii) afford (or, in the case of a Wet Loan, will afford upon the funding of the related Wet Mortgage Loan) insurance against the hazards and risks required to be insured against by any Agency or prudent underwriting practices. The Borrower has (or, in the case of a Wet Loan, will have upon the funding of the related Wet Mortgage Loan) (a) caused to be performed all acts required to preserve the rights and remedies of the Agent and the Lenders in any insurance policies of the Borrower or any mortgagor applicable to a Mortgage Loan and (b) complied with all requirements of the Agencies or any Investor for obtaining insurance with respect to such Pledged Mortgage.

                  (6) Escrow Deposits. Any Escrow Deposits are held by the Borrower in accordance with applicable Laws and any agreements relating to same and have been and will be applied to the obligations for which they were deposited in accordance with any agreements relating to same.

                  (7) Additional Representations. The additional representations and warranties set forth in Schedule 3.10(7) attached hereto are true and correct.

            Section 3.11. Release of Security Interest. (a) With respect to Collateral that constitutes Eligible Residential Mortgage Loans, the Agent shall, promptly after the receipt of a request from the Borrower in connection with any sale or refinancing of such Collateral, release such Collateral specified in the Borrower's request from the Lien granted hereby and thereupon deliver the same to the Borrower; provided, however, that any such release shall be subject to the consent of the Agent if (i) either before or after giving effect to such release and the transactions in connection therewith, the aggregate amount of Loans outstanding shall exceed the then current Borrowing Base or (ii) either before or after giving effect to such release a Default or Event of Default has occurred and is continuing.

                  (b) With respect to Collateral that does not constitute Eligible Residential Mortgage Loans, the Agent shall, promptly after the receipt of a request from the Borrower in connection with any sale or refinancing of such Collateral, release such Collateral specified in the Borrower's request from the Lien granted hereby and thereupon deliver the same to the Borrower; provided, however, that (i) any such release shall be subject to the consent of the Agent if either before or after giving effect to such release and the transactions in connection therewith a Default or Event of Default has occurred and is continuing, and (ii) the release procedures for the capital stock of the Subsidiaries of the Borrower that own Retained Interest Receivables and the Retained Interest Receivables themselves (none of which are pledged as Collateral but which may be pledged as Collateral pursuant to the terms of the Supplemental Security Agreement, in the form of Annex D to the Pledge Agreement, signed by such Subsidiaries) shall be as set forth in the Pledge Agreement.

                  (c) Upon the commencement of a foreclosure proceeding relating to a Pledged Mortgage, the Agent shall release the related Mortgage Note, the Mortgage and the other related Collateral Documents with respect to such Pledged Mortgage promptly after its receipt of a written notice from the Borrower, certified by its Designated Borrowing Officer, of the need for such Collateral Documents in connection with such foreclosure proceeding.

                  (d) Notwithstanding the provisions set forth in subsections
(a) and (b) of this Section 3.11, the obligation of the Agent to release any Collateral is subject to its receipt of the Collateral Sale Proceeds from such released Collateral, except to the extent otherwise permitted by Section 2.04.

            Section 3.12. Covenants and Agreements Concerning Collateral. The Borrower covenants and agrees as follows:

                  (1) Defense of Interests. It will defend the right, title and interest of the Agent in and to the Pledged Mortgages and all other items of Collateral against the claims and demands of all Persons other than those in connection with Permitted Liens.

                  (2) Modification; Etc. Except as provided in Section 3.10(2), it shall not amend, modify, or waive any of the terms and conditions of, or settle or compromise any claim in respect of, any Pledged Mortgages or other Collateral, or any rights related to any of the foregoing.

                  (3) Sale or Encumbrance. It shall not sell, option, assign, transfer or otherwise alienate any Collateral, other than in the ordinary course of its business and in accordance with the terms and provisions of this Agreement, or permit any Collateral or any interest therein to be subject to a Lien, except the Liens permitted by this Agreement.

                  (4) Performance under Servicing Contracts; Escrow Deposits. It shall service or cause to be serviced all Mortgages in accordance with the terms and provisions set forth in Exhibit K attended hereto. The Borrower hereby agrees that upon the occurrence and during the continuance of an Event of Default, the Agent may, subject to the prior rights of any sub-servicer pursuant to a legally binding servicing agreement between the Borrower and such sub-servicer, terminate the Borrower as servicer and transfer servicing to the Agent's designee, at no cost or expense to the Agent and the Lenders, it being agreed that the Borrower will pay any and all fees required to effectuate the transfer of servicing to the designee of the Agent. The Borrower shall permit the Agent or its designee to inspect the Borrower's servicing facilities, in the absence of a continuing Event of Default, during normal business hours, for the purpose of satisfying the Agent that the Borrower has the ability to service the Mortgage Loans as provided in this Agreement. It shall hold all Escrow Deposits in accordance with all applicable Laws and all agreements relating to such Escrow Deposits, without commingling the same with non-escrow funds, and shall hold and apply the same for the purposes for which such Escrow Deposits were collected in accordance with all applicable Laws and agreements.

                  (5) Failure to Qualify for Inclusion in Borrowing Base and Related Matters. It shall notify the Agent of (a) any default under any Pledged Mortgage, (b) the failure of any items of Collateral which are required by the terms hereof to be covered by a Purchase Commitment to be so covered, (c) the failure of any Eligible Residential Mortgage Loan that is included in the Borrowing Base to no longer satisfy the requirements of this Agreement for inclusion in the Borrowing Base, and (d) any other matter which has a Material Adverse Effect on the Collateral.

                  (6) Further Assurances. From time to time, at the expense of such Borrower (including the payment of all filing fees whether the items are filed by such Borrower or by the Agent), the Borrower will promptly execute and deliver all further instruments and documents, and take all further actions, that may be necessary or desirable, or that the Agent may reasonably request, in order to preserve, perfect and protect any Lien granted or purported to be granted hereby or to enable the Agent and the Lenders to exercise and enforce their rights and remedies hereunder with respect to any Collateral. The assurances contemplated by this Section 3.12(6) shall be given under applicable nonbankruptcy Law as well as the Bankruptcy Code, it being the intention of the parties that the Agent may request assurances under applicable nonbankruptcy Law, and such request shall be complied with (if otherwise made in good faith by the Agent) whether or not the Interim Bankruptcy Court Order or the Final Bankruptcy Court Order, as the case may be, is in force and whether or not dismissal of the Chapter 11 Cases or any other action by the Bankruptcy Court is imminent, likely or threatened.

                  (7) Inspection. The Agent or a representative thereof, shall have the right (i) to maintain a representative from Arthur Anderson or any other independent accountant on the premises of the Borrower commencing on the Closing Date and continuing for so long as the Agent may require and (ii) thereafter, at any reasonable time, from time to time, to enter the Borrower's premises to inspect, in the absence of a continuing Event of Default, during normal business hours the Collateral, documents and agreements related thereto, the records relating to the Collateral and the underwriting and other procedures of the Borrower. The Agent and each of the Lenders shall have the right to make abstracts or photocopies from or of the Borrower's books and records pertaining to the Collateral and the cost and expense of such abstracts and photocopies shall be borne by the Borrower.

                  (8) Wet Collateral. The Borrower shall execute any and all additional documents, agreements, notices or acknowledgments as the Agent shall request to maintain, preserve, perfect or protect the Agent's Lien in such Wet Collateral. While the Borrower is in possession of the Wet Collateral, it will hold same exclusively for the Agent, without authority to make any other disposition thereof, or of the proceeds thereof.

            Section 3.13. Agent's Approval of Investors. With respect to any Mortgage Loan that is required hereunder to be subject to a Purchase Commitment, the Agent shall have the right, in its sole discretion, to approve or disapprove of the Investor that issued the Purchase Commitment.

            Section 3.14. Uniform Commercial Code Financing Statements. The Agent is hereby authorized to file in the name of the Borrower, without the need for the Borrower's signature thereto, such UCC financing statements, amendments thereto and continuations thereof which the Agent at any time determines is necessary to perfect or better assure the Lien and other benefits, intended to be afforded hereby. A carbon, photographic or other reproduction of this Agreement or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement where permitted by law.

            Section 3.15. Collection Rights. Unless a Default or Event of Default shall have occurred and be continuing, and except with respect to Collateral Sale Proceeds which pursuant to the terms of this Agreement shall be required to be paid to the Agent directly by any Person purchasing or refinancing a Mortgage Loan or other Collateral, the Borrower shall be entitled to receive and collect directly all principal and interest payable to such Borrower in respect of the Collateral and to exercise all voting or consensual powers in respect of the Collateral in a manner not inconsistent with the terms of this Agreement. Upon the occurrence and during the continuance of a Default or an Event of Default, the Agent shall be entitled to receive and collect all sums payable to the Borrower in respect of the Collateral, and in such case (a) the Agent may, in the Agent's name or in the name of the Borrower or otherwise, demand, sue for, collect or receive any money or property at any time payable or receivable on account of or in exchange for any of the Collateral, but shall be under no obligation to do so, (b) the Borrower shall forthwith pay to the Agent at its principal office all amounts thereafter received by the Borrower upon or in respect of any of the Collateral, advising the Agent as to the source of such funds, and (c) all amounts so received and collected by the Agent shall be held by the Agent as part of the Collateral and used to reduce the Obligations.

            Section 3.16. Attorney-in-Fact. The Agent is hereby appointed the agent and attorney-in-fact of the Borrower for the purpose of carrying out the provisions of this Agreement, taking any action and executing any instruments which the Agent may deem necessary or advisable to accomplish the purposes hereof and to obtain for the Agent, on behalf of the Lenders, the benefits of this Agreement, the other Loan Documents, the Collateral and the security intended to be provided to the Lenders hereby and thereby, which agency and appointment as attorney-in-fact is irrevocable and coupled with an interest. Without limiting the generality of the foregoing, the Agent shall have the right and power in the place and stead of the Borrower, and in the name of the Borrower or otherwise (from time to time, upon the occurrence and during the continuance of an Event of Default and without prior notice to or consent from the Borrower, and without releasing or in any manner affecting the Borrower's Obligations hereunder): (a) to receive, endorse and collect all checks, drafts or chattel paper made payable to the order of the Borrower (provided that all such endorsements recite that they are made without recourse) representing any payment of the Pledged Mortgages or other items of Collateral, to give full discharge for the same and to complete any endorsements or assignments made in blank or which are updated or otherwise incomplete or to execute new endorsements (provided that all such endorsements recite that they are made without recourse) or assignments to any Persons, (b) to ask, demand, collect, sue for, recover, compound, receive and give, acquittances and receipts for moneys due and to become due under or in respect of any of the Collateral, (c) to file any claims or take any action or institute any proceedings which the Agent may deem necessary or desirable for the collection or completion of, or perfection of the Agent's interest in any of the Collateral or otherwise to enforce the rights of the Borrower or the Agent with respect to any of the Collateral, this Agreement or the other Loan Documents, including, without limitation, the endorsement of any Mortgage Note, and the creation, execution and recording of any Assignment of Mortgage for any Pledged Mortgage and (d) if the Borrower fails to perform any obligation under this Agreement or any Loan Document or cause performance of such obligation.

            Section 3.17. The Borrower Remains Liable. Anything herein to the contrary notwithstanding: (1) the Borrower shall remain liable under the contracts and agreements included in the Collateral to the extent set forth therein to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed; (2) the exercise by the Agent of any of its rights hereunder shall not release the Borrower from any of its duties or obligations under the contracts and agreements included in the Collateral; and (3) the Agent and the Lenders shall not have any obligation or liability under the contracts and agreements included in the Collateral by reason of this Agreement, nor shall the Agent and the Lenders be obligated to perform any of the obligations or duties of the Borrower thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.


                                   ARTICLE IV.

                                 BORROWING BASE

            Section 4.01. Condition of Lending. The Agent and the Lenders shall have no obligation to make a Loan to the extent that the aggregate unpaid principal amount of the Loans exceeds, or after giving effect to a requested Loan will exceed, the lesser of the Total Commitment and the then current Borrowing Base.

            Section 4.02. Mandatory Prepayment. Concurrently with the delivery of any Borrowing Base Certificate, the Borrower shall give notice to the Agent of any mandatory prepayment pursuant to Section 2.06(c), which notice shall specify a prepayment date no later than the earlier of the date on which such Borrowing Base Certificate is given and the date on which such Borrowing Base Certificate is required to be provided to the Lenders.

            Section 4.03. Rights and Obligations Unconditional. Without limitation of any other provision of this Agreement, the rights of the Agent and the Lenders and the obligations of the Borrower under this Article IV are absolute and unconditional, and the Agent and the Lenders shall not be deemed to have waived the condition set forth in Section 4.01 hereof or their right to payment in accordance with Section 4.02 hereof in any circumstance whatever, including but not limited to circumstances wherein the Agent or the Lenders (knowingly or otherwise) make a Loan hereunder in excess of the Borrowing Base.

            Section 4.04.     Borrowing Base Certificate.

                  (a) By 12:00 noon, New York City time (i) on Friday of each week, or if the applicable Friday is not a Business Day, then on the following Business Day (and on any other date on which the Agent reasonably requests), the Borrower shall furnish to the Agent a Borrowing Base Certificate, certified as true and correct by a Designated Financial Officer, setting forth the Borrowing Base and the other information required therein as of the Borrower's close of business on the Friday of the preceding week, together with such other information with respect to any asset included in the Borrowing Base as the Agent may request.

                  (b) In the event of any dispute about the eligibility of any Mortgage Loan for inclusion in the Borrowing Base or the valuation thereof, the Agent's good faith judgment shall control.

                  (c) The Agent may dispute the eligibility of any Mortgage Loan for inclusion in the Borrowing Base or the valuation thereof by notice of such dispute to the Borrower, in which case the value of such Mortgage Loan shall, at the discretion of the Borrower, either not be included in the Borrowing Base or be included in the Borrowing Base with a value reasonably acceptable to the Agent.

                  (d) Each Borrowing Base Certificate shall be accompanied by backup schedules showing the derivation thereof and containing such detail and such other and further information as the Agent may reasonably request from time to time.

            Section 4.05. General Provisions. Notwithstanding anything to the contrary in this Article IV, in no event shall any single Mortgage Loan be counted twice in determining the Borrowing Base.


                                   ARTICLE V.

                              CONDITIONS PRECEDENT

            Section 5.01. Conditions Precedent to Initial Loan. The obligation of each Lender to make the initial disbursement of its portion of the initial Loan is subject to the condition precedent that the Agent shall have received on or before the Closing Date each of the following documents, in form and substance satisfactory to the Agent and its counsel, and each of the following requirements shall have been fulfilled:

                  (1) Interim Bankruptcy Order. The Interim Bankruptcy Court Order or the Final Bankruptcy Court Order shall have been entered by the Bankruptcy Court and the Agent shall have received a certified copy of such order, and such order shall be in full force and effect and shall not have been reversed, stayed, modified or amended absent the consent of the Agent, the Lenders and the Borrower.

                  (2) Evidence of Due Organization of and all Corporate Actions by the Borrower and the Guarantor. A certificate of the respective Secretary or Assistant Secretary of the Borrower and the Guarantor, dated the Closing Date, attesting to the certificate of incorporation and by-laws of the Borrower and the Guarantor and all amendments thereto, and to all corporate actions taken by the Borrower and the Guarantor, including, without limitation, resolutions of its board of directors, authorizing the execution, delivery and performance of the Loan Documents to which it is a party, and each other document to be delivered by the Borrower and the Guarantor pursuant to the Loan Documents to which it is a party.

                  (3) Incumbency and Signature Certificate of the Borrower and the Guarantor. A certificate of the respective Secretary or Assistant Secretary of the Borrower and the Guarantor, dated the Closing Date, certifying the names and true signatures of the officers of the Borrower and the Guarantor authorized to sign the Loan Documents to which it is a party, and the other documents to be delivered by the Borrower and the Guarantor to which it is a party including, without limitation, each loan request.

                  (4) Good Standing Certificates for the Borrower and the Guarantor. A certificate, dated reasonably near the Closing Date, from the respective Secretary of State (or other appropriate official) of the jurisdiction of incorporation of the Borrower and the Guarantor certifying as to the due incorporation and good standing of the Borrower and the Guarantor, and certificates, from the Secretary of State (other appropriate official) of each other jurisdiction where the Borrower and the Guarantor is required to be qualified to conduct business or where such qualification is necessary to enforce any Mortgage Loan, certifying that the Borrower and the Guarantor, as applicable, are duly qualified to do such business and is in good standing in such state.

                  (5) Notes. The Notes duly executed by the Borrower.

                  (6) Guaranty. The Guaranty duly executed by the Guarantor.

                  (7) Pledge Agreement. The Pledge Agreement duly executed and delivered by the Borrower, the Guarantor and Greenwich, together with stock certificates, stock powers, Retained Interest Receivables, bond powers and other documents and instruments in each case required by the terms of the Pledge Agreements.

                  (8) Material Adverse Change. No Material Adverse Change has occurred since August 31, 1998, except as disclosed in the Form 10-Q and 8-K statements filed with the Securities and Exchange Commission after such date, copies of which have been provided to the Agent, and other than events that customarily occur as a result of events leading up to and following the commencement of a case under Chapter 11 of the Bankruptcy Code.

                  (9) Fees. All fees, costs and expenses payable to the Agent and its legal counsel required to be paid at or prior to the closing of the transactions contemplated hereby including, without limitation, the fees set forth in the Fee Letter, shall have been paid in full on the Closing Date.

                  (10) Opinion of Counsel for the Borrower and Guarantor. A favorable opinion of internal and external counsel for the Borrower and Guarantor, dated the Closing Date, in form and substance satisfactory to the Agent, covering, among other things, entry of the Interim Bankruptcy Court Order or the Final Bankruptcy Court Order, as appropriate, and as to such other matters as the Agent may reasonably request.

                  (11) Certificate. The following statements shall be true and the Agent shall have received a certificate signed by the President or Senior Vice President of the Borrower dated the Closing Date stating that:

                        (a) The representations and warranties contained in this
            Agreement and in each of the other Loan Documents are correct on and as of the Closing Date as though made on and as of such date; and

                        (b) No Default or Event of Default has occurred and is
            continuing.

                  (12) Custodian Agreement. An amendment to the Custodian Agreement duly executed and delivered by the Borrower and the Custodian.

                  (13) Mortgage Loan Schedule and Exception Report. A Mortgage Loan Schedule and Exception Report, dated the Closing Date, from the Custodian duly completed relating to the Pledged Mortgages on the Closing Date.

                  (14) Receipt of Financial Statements. Unaudited financial statements of the Borrower for the eight months ended August 31, 1998, in accordance with the requirements of subsection 7.08(2).

                  (13) Insurance. A certificate of insurance evidencing insurance as is required by Section 7.05 hereof, naming the Agent and the Lenders as loss payee or additional insured, as appropriate.

                  (14) Wet Closing Agent Agreement. A form of the Wet Closing Agent Agreement shall be delivered to and approved by the Agent.

                  (15) Lien Priority. The Liens in favor of the Agent pursuant to Section 3.05 hereof shall be valid and perfected Liens prior to all other Liens on the Collateral, except for Permitted Liens.

                  (16) Payment of Pre-Petition Obligations. All Pre-Petition Obligations outstanding as of the Closing Date shall be repaid in full (which may be with the proceeds of the initial Loans made hereunder) and the Borrower shall have obtained and delivered to the Agent an order signed by the Bankruptcy Court, in form and substance satisfactory to the Agent, providing for such payment.

                  (17) Greenwich DIP Facility. Evidence satisfactory to the Agent that Greenwich has provided the Borrower with a debtor-in-possession financing facility substantially similar to its pre-petition financing facility (the "Greenwich DIP Facility") for such amount as approved by the Bankruptcy Court in its interim order relating to the Greenwich DIP Facility.

                  (18) Intercreditor Agreement. The Intercreditor Agreement duly executed and delivered by Greenwich.

                  (19) Availability. After giving effect to all Loans outstanding on the Closing Date (including all Loans made on the Closing
      Date), the Availability shall not be less than $20,000,000 and the Borrower shall deliver to the Agent a certificate of its Designated Financial Officer certifying that the Availability is not less than $20,000,000 and containing the calculation thereof.

                  (20) Additional Documentation. Such other approvals, opinions or documents as the Agent any reasonably request.

            Section 5.02. Conditions Precedent to All Loans. As a condition precedent to the Agent or the Lender making any Loan (including the initial
Loan), each of the following conditions precedent shall be true, and the submission by the Borrower to the Agent of a Notice of Borrowing and the Borrower's acceptance of the proceeds of such Loan shall be deemed to be a representation and warranty by the Borrower on the date of such Loan that:

                        (a) all the representations and warranties contained in
            this Agreement and in each of the other Loan Documents are correct on and as of the date of providing such Loan as though made on and as of such date (other than those which expressly speak only as of a different date, which must be correct as of such date);

                        (b) no Default or Event of Default has occurred and is
            continuing, or could result from providing such Loan;

                        (c) since August 31, 1998 there has been no Material
            Adverse Change, except as disclosed in Form 8-K statements filed after such date and on or before the Closing Date with the Securities and Exchange Commission, copies of which have been provided to the Agent, and other than events that customarily occur as a result of events leading up to and following the commencement of a case under Chapter 11 of the Bankruptcy Code;

                        (d) on the date of such Loan, the Interim Bankruptcy
            Court Order or the Final Bankruptcy Court Order, as the case may be, and the interim order or the final order, as the case may be, of the Bankruptcy Court relating to the Greenwich DIP Facility shall have been entered by the Bankruptcy Court, and the Agent shall have received a certified copy of the same and such order shall be in full force and effect and shall not have been reversed, stayed, modified or amended absent the consent of the Agent, the Lenders and the Borrower; and

                        (e) with respect to any Loan to be made on or after the
            thirtieth day following the Entry Date, (i) the Final Bankruptcy Court Order shall be in full force and effect and shall not have been reversed, stayed, modified or amended absent the consent of the Agent, the Lenders and the Borrower, and (ii) the final order of the Bankruptcy Court relating to the Greenwich DIP Facility shall be in full force and effect and shall not have been reversed, stayed, modified or amended absent prior written notice of such action given by the Borrower to the Agent and the Lenders.

            Section 5.03. Loan Requests. In connection with each request for a Loan, the Borrower shall deliver to the Agent a signed Notice of Borrowing and a Mortgage Loan Schedule attached thereto. For each Loan requested, the Agent shall receive the written Notice of Borrowing request not later than (i) 10:00 a.m. (New York City time) on the Business Day of the proposed borrowing in the case of a Prime Loan and (ii) not later than 12:00 noon (New York City time) on the third Business Day before the date of such proposed borrowing in the case of a Eurodollar Loan. Prior to the funding of a Loan the proceeds of which shall be used to originate a Mortgage Loan, other than a Wet Mortgage Loan (and during the rescission period required by the Truth in Lending Act), the Borrower or the Closing Agent on behalf of the Borrower shall deliver to the Custodian all of the Collateral Documents as listed on Exhibit F attached hereto (the "Description of Collateral Documents"), including, without limitation, each of the following:

                  (a) written wire instructions advising the Custodian to wire Loan proceeds from the Borrower's account to the Closing Agent reflecting the intended amount of the Mortgage Loans to be financed and giving other wiring instructions as needed by the Custodian;

                  (b) the original of each Mortgage Note duly executed at settlement, and duly endorsed by the Borrower in blank and containing any necessary intervening endorsements on a Mortgage purchased by the Borrower;

                  (c) a copy of each Mortgage duly executed at settlement and in recordable form, certified in writing by the Closing Agent as being a true and accurate copy of the original Mortgage;

                  (d) original assignment of each Mortgage, in recordable form and executed by the Borrower in blank, and with respect to a Mortgage purchased by the Borrower, the original recorded intervening assignment or a copy thereof certified in writing by the Borrower as being a true and accurate copy of the original intervening assignment delivered for recording; and

                  (e) with respect to each Mortgage Loan to be pledged by the Borrower hereunder which was funded by the Borrower with the Borrower's own funds or purchased by the Borrower, the Borrower will deliver the documents required by this Section 5.03 at or prior to the time of making its loan request.

Upon receipt thereof, the Custodian shall review all documents and instruments to determine whether on their face only they are satisfactory pursuant to the terms of the Custodian Agreement. Not later than 3:00 p.m., New York City time, on the date of the proposed Loan, the Custodian shall deliver to the Agent and the Borrower an Exception Report and a trust receipt with respect to the Collateral Documents for the Mortgage Loans to be pledged to the Agent.

            Section 5.04. Disbursing Loans. Upon satisfaction of all conditions for the making of a Loan (other than a Wet Loan) under this Agreement to fund Mortgage Loans and subject to the limitations contained herein, on the date of the requested Loan, the Agent shall, subject to the next sentence, wire transfer to the Warehouse Account the requested Loan amount and instruct the Custodian to wire transfer such amount to the Closing Agent account designated in the applicable Mortgage Loan Schedule (or with respect to a requested Loan where the Pledged Mortgage was previously funded by the Borrower with the Borrower's own funds, to the Operating Account). To the extent that the amount of funds to be provided by the Lenders are insufficient to close and fund the applicable Mortgage Loan, the Custodian shall transfer from the Operating Account to the Warehouse Account sufficient additional funds, and the Custodian will not initiate a wire transfer of funds to the applicable Closing Agent until the Agent has received a confirmation from the Custodian that sufficient additional funds are on deposit in the Warehouse Account. To the extent that the amount of funds to be provided by the Lenders exceeds the amount needed to close and fund the applicable Mortgage Loan, the Custodian shall transfer the excess amount from the Warehouse Account to the Operating Account for use by the Borrower. Upon the Agent's wire transfer of the Loan proceeds into the Warehouse Account, the applicable Loan shall be deemed made.

            Section 5.05. Wet Mortgage Loan Closings. (1) The Borrower may, subject to the Agent's approval, and in the Agent's sole discretion, deliver Wet Mortgage Loans in pledge under this Agreement for inclusion in the Borrowing Base up to the Wet Mortgage Loan Sublimit without the prior delivery of all original Collateral Documents otherwise required by this Agreement. In connection with the pledge of any such Wet Mortgage Loans, the Borrower shall deliver to the Agent a Notice of Borrowing which specifies that the requested Loan shall fund a Wet Mortgage Loan. Upon such receipt of the required Notice of Borrowing, the Agent shall include any such Wet Mortgage Loan in the Borrowing Base on the applicable Mortgage Loan Closing Date notwithstanding that such Wet Mortgage Loan many not yet have been closed and funded for purposes of permitting the requested Wet Loan to be made in respect thereof. If a Wet Mortgage Loan shall not be closed and funded on or before the second Business Day immediately following the Mortgage Loan Closing Date specified, or shall be closed but subsequently rescinded pursuant to the Truth in Lending Act, the Borrower shall immediately notify the Agent and the Wet Closing Agent to such effect and such Wet Mortgage Loan shall cease to be included in the Borrowing Base and the Wet Closing Agent shall on the third Business Day immediately following the Mortgage Loan Closing Date return to the Agent in immediately available funds the amount of Loan proceeds advanced in respect thereof.

            (2) In connection with each Wet Closing, the Borrower agrees that it shall deliver all Collateral Documents relating to a Wet Mortgage Loan to the Custodian not later than five Business Days after the date of the making of the Wet Loan in respect thereof, provided that the Agent, in its sole discretion, may extend such five Business Day period to ten Business Days but in no event shall the aggregate principal amount of Wet Loans with respect to which the related Collateral Documents have not been delivered to the Custodian within five Business Days after the date of such Wet Loan exceed at any time $500,000. In the event that the Agent shall not have received all such Collateral Documents complying in all respects with the requirements of this Agreement within such five Business Day period or such extended period (as the case may be), such Wet Mortgage Loan shall cease to be included in the Borrowing Base. Promptly after the receipt of the Collateral Documents, the Custodian shall deliver an Exception Report and trust receipt with respect thereto.

            (3) Upon satisfaction of all conditions for the making of a Wet Loan under this Agreement and subject to the limitations contained herein, Wet Loans shall be funded in the following manner as directed by the Borrower in each Notice of Borrowing:

                  (a) Wire Transfers: On the date of the requested Wet Loan, the
            Agent shall, subject to the next sentence, wire transfer to the Warehouse Account the requested Loan amount and direct the Custodian to wire transfer such amounts to the Closing Agent account designated in the applicable Mortgage Loan Schedule. To the extent that the amount of funds to be provided by the Lenders are insufficient to close and fund the applicable Wet Mortgage Loan, the Custodian shall transfer from the Operating Account to the Warehouse Account sufficient additional funds, and the Custodian will not initiate a wire transfer of funds to the applicable Wet Closing Agent until sufficient additional funds are on deposit in the Warehouse Account. Upon the Agent's wire transfer of the Loan proceeds into the Warehouse Account, the applicable Wet Loan shall be deemed made, provided, however, that until the applicable Wet Mortgage Loan is closed and funded, the Lenders shall have a Lien on the Wet Loan proceeds as security for all Obligations owed to the Lenders and the Closing Agent shall hold such Wet Loan proceeds as agent for and on behalf of the Agent and the Lenders in accordance with the applicable Wet Closing Agent Agreement.

                  (b) Upon closing each Wet Mortgage Loan, the Wet Closing Agent shall, unless advised by the Custodian to the contrary (which advice may be by telephone), deliver the applicable Collateral Documents to the Borrower for endorsement of the Note and transmittal to the Custodian within the five Business

            Day time period provided herein as such period may be extended pursuant to Section 5.05(2). While the Collateral Documents are in the Borrower's possession, they shall be held in trust for the benefit of the Agent and the Lenders and the Borrower shall have no authority to transfer same to any other Person other than the Custodian, or, if required by the Agent, at the Agent's direction.

                  (c) The Borrower will not request the delivery of any wire transfer Wet Loan proceeds to a Closing Agent who has been disapproved by the Agent. The Borrower shall obtain at the Borrower's expense "stand behind," indemnity or similar agreement, or "insured closing letters," for all Closing Agents in form and substance acceptable to the Agent from title insurance companies acceptable to the Agent providing such assurance to the Agent that the funds delivered to a Closing Agent will be applied only for the purposes intended in accordance with this Agreement and providing such other assurances as the Agent shall reasonably require. The delivery by Borrower of any such agreement or letter from an approved title insurance company shall not affect the rights that the Lenders or any other Person would otherwise have with respect to any Wet Closing Agent.

            Section 5.06. Investor Requirements; Other Approvals. For all Loans, the Borrower shall have possession of all other documents required by the relevant Investor to be held by the Borrower, and the Custodian shall have received such other approvals, opinions and documents as the Agent may reasonably request.

            Section 5.07.     [Intentionally Omitted]

            Section 5.08. Temporary Release of Collateral Documents: Delivery of Collateral Documents. (1) Return to the Borrower. The Borrower may from time to time request in writing that the Custodian return Collateral Documents to the Borrower on a temporary basis for the purpose of correction or completion and the Custodian may, with the consent of the Agent, which consent may be withheld in the sole discretion of the Agent, deliver the requested Collateral Documents to the Borrower. The written request to release shall be in the form of a trust receipt in form and content satisfactory to the Agent. Promptly upon completion of such correction or completion, the Borrower shall return such Collateral Documents to the Custodian, but in no case later than fourteen Business Days from the date same were shipped to the Borrower. The Agent shall not release to the Borrower at any given time Collateral Documents related to Pledged Mortgages with an outstanding principal balance in excess of $500,000. If the Borrower fails to return any Collateral Documents within fourteen Business Days of the delivery thereof to the Borrower, or if such Collateral Documents are not corrected or completed so as to comply with the terms of this Agreement within such fourteen Business Day period, the Pledged Mortgage to which such Collateral Documents relate shall not be included in the Borrowing Base.

            (2) Delivery to any Investor. Provided that there is no Default or Event of Default hereunder, the Borrower may from time to time make requests by written notice to the Custodian to deliver Collateral Documents relating to a Mortgage Loan to an Investor (or to the custodian designated by and acting as the bailee of such Investor) who has issued a Purchase Commitment to the Borrower, for review prior to purchase. Provided that there is no Default or Event of Default hereunder, the Custodian shall deliver the requested Collateral Documents relating to such Mortgage Loan to the Investor designated by the Borrower, along with a bailee letter in form and content satisfactory to the Agent. If any Investor fails to return any Collateral Documents to the Custodian within twenty-one days of the delivery thereof or on such earlier date requested by the Agent, the Mortgage Loan to which such Collateral Documents relate shall not be included in the Borrowing Base.

            Section 5.09. Deemed Representation. Each request for a Loan and acceptance by the Borrower of any Loan proceeds shall constitute a representation and warranty that the statements contained in Section 5.02 are true and correct both on the date of such notice and as of the date of the providing of such Loan.


                                   ARTICLE VI.

                         REPRESENTATIONS AND WARRANTIES

            The Borrower hereby represents and warrants that:

            Section 6.01. Formation, Good Standing and Due Qualification. The Borrower is duly formed, validly existing and in good standing under the laws of the jurisdiction of its formation, has the power and authority to own its assets and to transact the business in which it is now engaged or proposed to be engaged, subject to the prior approval of the Bankruptcy Court as required under the Bankruptcy Code, and is duly qualified and in good standing under the laws of each other jurisdiction in which the failure to qualify would cause, or result in, a Material Adverse Change, or where such qualification is necessary to permit the Borrower to enforce any Mortgage Loan.

            Section 6.02. Power and Authority. Each of the Borrower and the Guarantor has all necessary corporate power to execute and deliver this Agreement and the other Loan Documents to which it is or is to be a party. As of the Entry Date, each of the Borrower and the Guarantor will have the power and authority to perform its obligations hereunder and thereunder, and all such action has been duly and validly authorized by all necessary corporate and judicial action other than, during the period between the Entry Date and the entry date of the Final Bankruptcy Court Order, the Final Bankruptcy Court Order.

            Section 6.03. Execution and Binding Effect. As of the entry of the Interim Bankruptcy Court Order, this Agreement and each of the other Loan Documents required to be executed and delivered on or prior to the date hereof have been duly and validly executed and delivered by each of the Borrower and the Guarantor which is a party thereto and constitute legal, valid and binding obligations of each of the Borrower and the Guarantor which is a party thereto enforceable in accordance with the terms hereof or thereof. Each Loan Document that is not required to be executed and delivered by the Borrower or the Guarantor prior to the Entry Date, when executed and delivered, will be validly executed and delivered by the Borrower and the

Guarantor party thereto and will constitute legal, valid and binding obligations of the Borrower and the Guarantor party thereto enforceable in accordance with the terms thereof.

            Section 6.04. Absence of Conflicts. Neither the execution and delivery of this Agreement or any other Loan Document to which the Borrower or the Guarantor is a party nor consummation of the transactions herein or therein contemplated nor performance of or compliance with the terms and conditions hereof or thereof will (a) violate any Law, (b) conflict with or result in a breach of or default under its charter or by-laws, or any material agreement or instrument to which the Borrower or the Guarantor is a party or by which it or any of its properties (now owned or hereafter acquired) may be subject or bound (other than conflicts, breaches and defaults the enforcement of which will be stayed by virtue of the filing of the Chapter 11 Cases) or (c) result in the creation or imposition of any Lien upon any property (now owned or hereafter acquired) of the Borrower, except the Lien in favor of the Agent with respect to the Collateral and the Lien securing the obligations of the Borrower and the Guarantor under the Greenwich DIP Facility.

            Section 6.05. Litigation. Except as set forth in the financial statements referred to in Section 6.06 hereof and on Schedule 6.05 hereto, there are no actions, suits or proceedings pending or threatened, against the Borrower or the Guarantor by any Governmental Authority, which could, in any one case or in the aggregate, result in a Material Adverse Change.

            Section 6.06. Financial Statements. All financial information furnished to the Lenders concerning the operations of the Borrower and the Guarantor, their balance sheets and related statements of income and retained earnings, for all periods prior to August 31, 1998, fairly present the financial condition of the Borrower at such dates and the results of their operations for the periods covered by such statements. No information, exhibit, or report furnished by the Borrower to the Lenders in connection with this Agreement contain any material misstatement of fact or omit to state a material fact or any fact necessary to make the statements contained therein not materially misleading.

            Section 6.07. Ownership and Liens. The Borrower has title to, or valid leasehold interests in, all of the Borrower's properties and assets, real and personal, including the properties and assets, and leasehold interests reflected in the financial statements referred to in Section 6.06 (other than (i) any properties or assets disposed of in the ordinary course of business or
(ii) any property or assets other than Mortgage Loans having an aggregate fair market value of less than Five Hundred Thousand Dollars ($500,000)), and none of the properties and assets owned by the Borrower and none of its leasehold interests is subject to any Lien, except as may be permitted under this Agreement.

            Section 6.08. Taxes. The Borrower has filed all tax returns (federal, state and local) required to be filed and has paid all taxes, assessments and governmental charges and levies shown thereon to be due, including interest and penalties for which the failure to pay could result in a Material Adverse Change.

            Section 6.09. ERISA. The Borrower is in compliance in all material respects with all applicable provisions of ERISA. Neither a Reportable Event nor a Prohibited Transaction has occurred with respect to any Plan; no notice of intent to terminate a Plan has been filed nor has any Plan been terminated; no circumstance exists which constitutes grounds under Section 4042 of ERISA entitling the PBGC to institute proceedings to terminate, or appoint a trustee to administer, a Plan, nor has the PBGC instituted any such proceedings; neither the Borrower nor any ERISA Affiliate of the Borrower has completely or partially withdrawn under Sections 4201 or 4204 of ERISA from a Multiemployer Plan; the Borrower has met its minimum funding requirements under ERISA with respect to all of its Plans and there are no unfunded vested liabilities; and neither the Borrower nor any ERISA Affiliate of the Borrower has incurred any liability to the PBGC under ERISA.

            Section 6.10. Subsidiaries. Except as set forth on Schedule 6.10 hereto, the Borrower has no Subsidiaries and the Borrower is not a partner in any partnership, limited liability company or joint venture.

            Section 6.11. Operation of Business; Prior or Existing Restrictions, Etc. The Borrower possesses all material licenses, qualifications (including licenses and qualifications required in each state where each Single Family Residence securing each Mortgage Loan acquired or originated by the Borrower is located), Agency approvals, permits, franchises, patents, copyrights, trademarks and trade names, or rights thereto, to conduct the Borrower's business substantially as now conducted and as presently proposed to be conducted and the Borrower is not in violation of any valid rights of others with respect to any of the foregoing. The Borrower has disclosed all written reports, actions and/or sanctions of any nature threatened, and all reviews, investigations, examinations, audits, actions and/or sanctions that have been undertaken and/or imposed as of the date of this Agreement and of which it has knowledge, by any federal or state agency or instrumentality (including any Agency) with respect to either the lending or related financial operations of the Borrower. The Borrower is not operating under any type of agreement or order (including, without limitation, a supervisory agreement, memorandum of understanding, cease and desist order, capital directive, supervisory directive, or consent decree) with any state or federal banking department or government banking or other agency or instrumentality (including any Agency), and the Borrower is in compliance with any and all capital, leverage or other financial standards and requirements imposed by any applicable regulatory authority, agency or instrumentality, including any Agency, except to the extent that the failure to be in compliance with any such standards or requirements would not result in the loss of a material license, agency approval, permit or franchise.

            Section 6.12. Labor Disputes and Acts of God. Neither the business nor the properties of the Borrower has been or continues to be affected by any fire, explosion, accident, strike, lockout or other labor dispute, drought, storm, hurricane, hail, earthquake, embargo, act of God or of the public enemy or other casualty (whether or not covered by insurance), which could result in a Material Adverse Change.

            Section 6.13. Environmental Protection. The Borrower has obtained all permits, licenses and other authorizations which are required under all Environmental Laws, except to the extent failure to have any such permit, license or authorization could not result in a Material Adverse Change. The Borrower is in compliance with all Environmental Laws and the terms and conditions of the required permits, licenses and authorizations, and are also in compliance with all other limitations, restrictions, conditions, standards, prohibitions, requirements, obligations, schedules and timetables contained in those Laws or contained in any plan, order, decree, judgment, injunction, notice or demand letter issued, entered, promulgated or approved thereunder, except to the extent failure to comply could not result in a Material Adverse Change.

            The Collateral contains no Hazardous Materials that, under any Environmental Law currently in effect, (1) would impose liability on the Borrower that could result in a Material Adverse Change, or (2) could result in the imposition of a Lien on the Collateral (other than real estate owned by the Borrower) or any portion thereof or any other assets of the Borrower, in each case if not properly handled in accordance with applicable Law.

            Section 6.14. Compliance with Laws. Subject to Section 6.11 with respect to licenses, the Borrower and the operation of its business is in compliance with all material Laws applicable to the Borrower or the Mortgage Loans except to the extent that any consequential, punitive or remedial action arising from, or in connection with, noncompliance with any such Laws is stayed pursuant to the Bankruptcy Code.

            Section 6.15. Licenses. Lenders will not be required solely as a result of taking a pledge of the Mortgage Loans to be licensed, registered or approved or to obtain permits or otherwise qualify (i) to do business in any state in which it currently is not so required or (ii) under any state consumer lending, fair debt collection or other applicable state statute or regulation, except that the Agent is required to be approved as a lender to a mortgage banker by the New York State Banking Department.

            Section 6.16. Chief Executive Office. The Borrower's chief executive office on the Closing Date is located at 565 Taxter Road, Elmsford, New York 10523. The location where the Borrower keeps its books and records, including all computer tapes and records relating to the Collateral is either its chief executive office or 8 Skyline Drive, Hawthorne, New York 10532.

            Section 6.17. Year 2000. Any reprogramming required to permit the proper functioning, in and following the year 2000, of (A) the Borrower's and the Guarantor's computer systems and (B) equipment containing embedded microchips (including systems and equipment supplied by others or with which Borrower's and the Guarantor's systems interface but excluding software leased from others) and the testing of all such systems and equipment, as so reprogrammed, will be completed by October 1, 1999. The cost to the Borrower and the Guarantor of such reprogramming and testing and of the reasonably foreseeable consequences of year 2000 to the Borrower and the Guarantor (including, without limitation, reprogramming errors and the failure of others' systems or equipment) will not result in an Event of Default or a Material Adverse Change. Except for such of the reprogramming referred to in the preceding sentences of this Section 6.17 as may be necessary, the computer and management information systems of the Borrower and the Guarantor are and, with ordinary course upgrading and maintenance, will continue to be, sufficient to permit the Borrower and the Guarantor to conduct their business without a Material Adverse Change.

            Section 6.18. Administrative Priority; Lien Priority.

                  (a) After the Entry Date, the Obligations of the Borrower and the Guarantor will constitute allowed administrative expenses in the Chapter 11 Case having priority in payment over all other administrative expenses and unsecured claims against the Borrower and the Guarantor now existing or hereafter arising, of any kind or nature whatsoever, including without limitation all administrative expenses of the kind specified in Sections 503(b) and 507(b) of the Bankruptcy Code, subject, as to priority, only to Carve-Out Expenses having priority over the Obligations to the extent set forth in the Agreed Administrative Expense Priorities and, subject to the terms of the Intercreditor Agreement, the Obligations of the Borrower and the Guarantor under the Greenwich DIP Facility.

                  (b) Upon entry of the Interim Bankruptcy Court Order, the Liens on the Collateral shall be valid and perfected Liens, subject only to Permitted Liens.

            Section 6.20. Bankruptcy Court Order. The Interim Bankruptcy Court Order or the Final Bankruptcy Court Order, as the case may be, is in full force and effect, and has not been reversed, stayed, modified or amended absent the joinder and consent of the Agent, the Lenders and the Borrower.


                                  ARTICLE VII.

                              AFFIRMATIVE COVENANTS

            So long as the Notes shall remain unpaid or the Lenders shall have any Commitment hereunder, or any other amount is owing by the Borrower hereunder or under any Loan Document, the Borrower shall:

            Section 7.01. Maintenance of Existence. Preserve and maintain (which may be by virtue of the stay imposed in the Chapter 11 Cases) its existence and good standing in the jurisdiction of its formation and qualify and remain qualified in each jurisdiction in which the failure to qualify and/or remain in good standing would cause, or result in, a Material Adverse Change.

            Section 7.02. Conduct of Business. Continue to engage in an efficient and economical manner in a business of the same general type as conducted by it on the Closing Date. Use its best efforts to adhere to customary practices and standards in effect from time to time in the mortgage banking industry.

            Section 7.03. Maintenance of Properties. Maintain, keep and preserve all of its properties (tangible and intangible) necessary or useful in the proper conduct of its business in good working order and condition, ordinary wear and tear excepted, and comply at all times with the provisions of all material leases to which it is a party as lessee or under which it occupies property, so as to prevent any loss or forfeiture thereof or thereunder, in each case other than sales of property or rejection of leases approved by the Bankruptcy Court and otherwise permitted by this Agreement.

            Section 7.04. Maintenance of Records. Keep adequate records and books of account, in which complete entries will be made in accordance with GAAP, reflecting all of its financial transactions.

            Section 7.05. Maintenance of Insurance. Maintain insurance with financially sound and reputable insurance companies or associations in such amounts and covering such risks as are usually carried by companies engaged in the same or a similar business and similarly situated or required by any agreement to which the Borrower is a party, including, without limitation, a standard policy of mortgage bankers' blanket bond insurance. To the extent permitted under the terms of the policy, the Borrower shall cause the Agent to be named, and remain named as long as any amounts are outstanding on the Notes, an additional insured on such mortgage bankers' blanket bond insurance policies. Such insurance may provide for reasonable deductibility from coverage thereof.

            Section 7.06. Compliance with Laws. Comply in all respects with all Laws and orders applicable to it or the Mortgage Loans, such compliance to include, without limitation, paying before the same become delinquent all taxes, assessments and governmental charges imposed upon it or upon its property, except to the extent that the failure to so comply would not result in a Material Adverse Change.

            Section 7.07. Right of Inspection. At any reasonable time and from time to time the Borrower shall permit the Agent or any Lender or representative thereof, to examine and make copies and abstracts from the records and books of account of, and visit the properties of, the Borrower and to discuss the affairs, finances and accounts of the Borrower with any of the Borrower's officers and directors and independent certified public accountants.

            Section 7.08. Reporting Requirements. Furnish directly to the Agent and to each Lender:

            (1) Annual Financial Statements of the Borrower and the Guarantor. As soon as available and in any event within 90 days after the end of each Fiscal Year of the Borrower and the Guarantor (a) the balance sheet of the Borrower and the Guarantor as of the end of such Fiscal Year, the statements of income and retained earnings, and the statements of cash flows of the Borrower and the Guarantor for such Fiscal Year, both on a consolidated basis and on a consolidating basis, all prepared in accordance with GAAP consistently applied and with respect to the consolidated statements only accompanied by an opinion thereon acceptable to the Agent by KPMG Peat Marwick or any other independent certified public accountants of national standing selected by the Borrower and the Guarantor and acceptable to the Agent, (b) with respect to the foregoing consolidated statements only, a report of the independent certified public accountants stating in comparative form the respective figures for the corresponding date and period in the prior Fiscal Year, and (c) a Certificate of No Default.

            (2) Quarterly Financial Statements. Each quarter (other than the fourth quarter), as soon as available and in any event not later than 60 days after the end of the reporting quarter, a balance sheet of the Borrower and the Guarantor as of the end of such quarter, statements of income and retained earnings of the Borrower and the Guarantor for the period commencing at the end of the previous fiscal year and ending with the end of such quarter, and statements of changes in financial position of the Borrower and the Guarantor for the portion of the fiscal year ended with the last day of such quarter, all on a consolidated and consolidating basis and all in reasonable detail and stating in comparative form the respective figures of the corresponding date and period in the previous fiscal year and all prepared in accordance with GAAP consistently applied and certified by the Designated Financial Officer of the Borrower;

            (3) Monthly Financial Statements. Each month, as soon as available and in any event not later than 30 days after the end of such month, a balance sheet of the Borrower and the Guarantor as of the end of such quarter, statements of income and retained earnings of the Borrower and the Guarantor for the period commencing at the end of the previous fiscal year and ending with the end of such month, and statements of changes in financial position of the Borrower and the Guarantor for the portion of the fiscal year ended with the last day of such month, all on a consolidated and consolidating basis and all in reasonable detail and stating in comparative form the respective figures of the corresponding date and period in the previous fiscal year and all prepared in accordance with GAAP consistently applied and certified by the Designated Financial Officer of the Borrower;

            (4) Management Letters. As soon as available after the end of each Fiscal Year, copies of any reports submitted to the Borrower by KPMG Peat Marwick or any other independent certified public accountants in connection with the examination of the financial statements of the Borrower and the Guarantor made by such accountants.

            (5) Certificate of No Default. Not later than 60 days after the last day of each quarter and not later than 90 days after the last day of each Fiscal Year, a certificate (the "Certificate of No Default") of the chief financial officer, controller or chief executive officer of the Borrower certifying that no Default or Event of Default has occurred and is continuing or, if a Default or Event of Default has occurred and is continuing, a statement as to the nature thereof and the action which is proposed to be taken with respect thereto.

            (6) Notice of Litigation. Promptly after the commencement thereof, but in any event within five Business Days after the service of process with respect thereto on the Borrower or the Guarantor, notice of all actions, suits, and proceedings before any court or Governmental Authority, affecting the Borrower or the Guarantor which, if determined adversely to the Borrower or the Guarantor, could result in a Material Adverse Change.

            (7) Notices of Defaults and Events of Default. As soon as possible and in any event within three Business Days after the occurrence of each Default or Event of

      Default, a written notice setting forth the details of such Default or Event of Default and the action which is proposed to be taken by the Borrower with respect thereto.

            (8) ERISA Reports. As soon as possible and in any event within thirty days after any Reportable Event or Prohibited Transaction has occurred with respect to any Plan or the PBGC or the Borrower has instituted or will institute proceedings under Title IV of ERISA to terminate any Plan, the Borrower will deliver to the Agent a certificate of the chief financial officer of the Borrower setting forth details as to such Reportable Event or Prohibited Transaction or Plan termination and the action the Borrower proposes to take with respect thereto.

            (9) Reports to Other Creditors. Promptly after the furnishing thereof, unless prohibited by law, copies of any statement or report furnished to any other creditor of the Borrower or the Guarantor pursuant to the terms of any indenture, loan or credit or similar agreement and not otherwise required to be furnished to the Agent pursuant to any other clause of this Agreement.

            (10) Reports, Etc. Promptly after the sending or filing thereof, copies of all financial statements and reports which the Borrower and/or the Guarantor send to, or receive from, any Governmental Authority or Agency, and, upon the request of the Agent, copies of all consultants' reports, investment bankers' reports, business plans and similar documents.

            (11) Pleadings, Etc. The Borrower shall give or cause to be given or served on the Lenders' respective counsel copies of all pleadings, motions, applications, financial information and other papers and documents filed by the Borrower or the Guarantor in the Chapter 11 Cases.

            (12) Reports to Committees. Promptly after the sending thereof, copies of all written reports given by the Borrower and the Guarantor to any official or unofficial creditors' committee in the Chapter 11 Cases, provided that the Borrower may redact confidential information contained in any such report if it provides a summary of the nature of the information redacted.

            (13) Insurance. Upon the occurrence of any casualty, damage or loss, whether or not giving rise to a claim under any insurance policy of the Borrower, in an amount greater than Two Hundred Fifty Thousand Dollars ($250,000), notice thereof, together with copies of any document relating thereto (including copies of any such claim) in possession or control of the Borrower or any agent of the Borrower.

            (14) Material Adverse Change. As soon as possible and in any event within three Business Days after the occurrence of any event or circumstances which could result in or has resulted in a Material Adverse Change, written notice thereof.

            (15) Offices. Thirty days prior written notice of any change in the chief executive office or principal place of business of the Borrower or the Guarantor.

            (16) Liens. As soon as possible and in any event within three Business Days after the occurrence of any event that could have a Material Adverse Change on the value or marketability of the Collateral or the validity, enforceability or priority of the Liens created under this Agreement, written notice thereof.

            (17) Environmental Notices. As soon as possible and in any event within five Business Days after receipt, copies of all Environmental Notices received by the Borrower which are not received in the ordinary course of the Borrower's business.

            (18) Reports Relating to Collateral.

                  (a) If requested by the Agent, within ten days after such
            request:

                        (1) A schedule satisfactory in form and content to the
                  Agent of all commitments to make Mortgage Loans, commitments to purchase Mortgage Loans and other information related to all Mortgage Loans intended to be or which are pledged under this Agreement.

                        (2) A schedule satisfactory in form and content to the
                  Agent of all Purchase Commitments held by the Borrower grouped by type of Mortgage Loan (whether or not delivered as Collateral hereunder) which qualifies for delivery pursuant to such Purchase Commitments, listing the name of the investor, the commitment type (i.e., mandatory, optional, standby, etc.), the commitment amount which remains available for future deliveries, the yield requirement or the price and interest rate for which said price is quoted, and the expiration, delivery or settlement date for each such Purchase Commitment, and the weighted average yield requirement or the weighted average price at each applicable interest rate for each such group of Purchase Commitments and (b) a schedule in a form satisfactory in form and content to the Agent listing the mandatory Purchase Commitments held by the Borrower which shall be satisfied by delivering Mortgage Loans which the Borrower has committed to purchase;

                        (3) Not later than fifteen days after the end of a
                  calendar quarter, a list of the Investors to whom the Borrower delivered Mortgage Loans during such quarter and a list of the Investors to whom the Borrower anticipates delivering Mortgage Loans during the succeeding calendar quarter; and

                        (4) From time to time, with reasonable promptness, such
                  further information regarding the Collateral as the Agent or any Lender may reasonably request.

                  (b) As soon as available, but in any event not later than the date that such reports, if any, are delivered to the Agencies, copies of all annual and regularly delivered reports to the Agencies relating to the Borrower's Mortgage Loan origination and acquisition activities and other matters requested or required by the Agencies.

                  (c) As soon as available, but in any event not later than five
            Business Days after the receipt thereof by the Borrower any notice received from an Agency or an Investor relating to a material default or other deficiency under a Purchase Commitment which could result in termination thereof.

            (19) Mortgage Loan Audit Report. Borrower shall (i) with respect to any Mortgage Loans originated, purchased or serviced by Borrower, deliver each month, as soon as available and in any event not later than thirty days after the end of such month, a report in the form attached hereto as Exhibit N, (ii) prepare and deliver reports each month, detailing, with respect to all Mortgage Loans pledged to the Agent, such other information as the Agent may from time to time reasonably request and (iii) deliver on the fifth Business Day of each month a Mortgage Loan Schedule as of the end of the prior month.

            (20) Borrowing Base Certificate. Weekly (not later than Friday of each week) or more frequently if requested by the Agent, a Borrowing Base Certificate, current as of the last Business Day of the reporting period in question, signed by the chief financial officer or such other officer as the Borrower's chief financial officer may designate in writing to the Agent. The Borrower shall send a copy of the Borrowing Base Certificate to each Lender at the same time that the Borrower sends the Borrowing Base Certificate to the Agent.

            (21) General Information. Such other information respecting the condition or operations, financial or otherwise, of the Borrower and/or the Guarantor as the Agent or any Lender may from time to time reasonably request.

            Section 7.09. Compliance With Environmental Laws. Comply in all material respects with all applicable Environmental Laws and immediately pay or cause to be paid all costs and expenses incurred in connection with such compliance.

            Section 7.10. Purchase Commitments. Maintain valid and enforceable Purchase Commitments where required pursuant to this Agreement sufficient at all times to (i) satisfy the requirements of this Agreement an (ii) in accordance with prudent business practices to protect the Borrower against interest rate risk with respect to Mortgage Loans originated or acquired by it and to permit the timely sale of Mortgage Loans in accordance with prudent mortgage banking industry practices.

            Section 7.11. Pledge of Mortgage Loans. Within two Business Days after the origination or purchase of a Mortgage Loan by the Borrower, pledge to the Agent and the Lenders in accordance with the terms and provisions of this Agreement and the Custodian Agreement all such Mortgage Loans not otherwise sold or financed by the Borrower during such two Business Day period, unless such Mortgage Loans are pledged to Greenwich pursuant to the

Greenwich DIP Facility; provided, that Wet Mortgage Loans shall be pledged to the Agent and the Lenders in accordance with the terms and provisions of Section
5.05 hereof and the Custodian Agreement. The Agent may, at any time, in its sole discretion, upon delivery of a written notice to the Borrower, require all Mortgage Loans that have not otherwise been pledged to Greenwich to be pledged to the Agent and the Lenders immediately upon the origination or purchase thereof by the Borrower.

            Section 7.12. Taxes. Pay and discharge all taxes, assessments or other governmental charges or levies imposed on it or any of its property or assets for which the failure to pay or discharge could result in a Material Adverse Change.

            Section 7.13. [Intentionally Omitted]

            Section 7.14. ERISA.

            (A) Comply in all material respects with the provisions of ERISA to the extent applicable to any employee benefit plan maintained for any of the Borrower's or a Subsidiary's employees or any multiemployer pension plan to which the Borrower, any Subsidiary or any ERISA Affiliate is required to contribute; not incur any accumulated funding deficiency or withdrawal liability (within the meaning of ERISA), or any liability to the PBGC; and not permit any Prohibited Transaction or Reportable Event or other event to occur which could result in a Material Adverse Change with respect to the Borrower or any employee benefit plan or which may be the basis for the PBGC to assert a material liability against it or which may result in the imposition of a Lien on the Borrower's properties or assets.

            (B) Notify the Agent and the Lenders in writing promptly after the assertion or threat of any Prohibited Transaction or Reportable Event, the existence of any fact or set of facts or event (including without limitation any change in the actuarial assumptions or funding methods of any employee benefit plan or the incurrence of any withdrawal liability under any multiemployer plan) which could have a Material Adverse Change or may be the basis for the PBGC to assert a material liability against it or impose a Lien on the Borrower's properties or assets. The Borrower shall also provide to the Agent and the Lenders promptly after receipt thereof, copies of (i) all notices received by the Borrower or any ERISA Affiliate of the reorganization of any multiemployer pension plan or the PBGC's intent to terminate any Plan or Multiemployer Plan, or to have a trustee appointed to administer any such employee benefit plan; and
(ii) at the request of a Lender each annual report and all accompanying schedules, the most recent actuarial reports, the most recent financial information concerning the financial status of each Plan or Multiemployer Plan, and schedules showing the amounts contributed to each such plan by or on behalf of the Borrower or any ERISA Affiliate in which any of their personnel participate or from which such personnel may derive a benefit, and each Schedule B (Actuarial Information) to the annual report filed by the Borrower or any ERISA Affiliate with the Internal Revenue Service with respect to each such plan.

            Section 7.15. Borrowing Base. Maintain all Loans in compliance with the then current Borrowing Base.

            Section 7.16. Compliance With Custodian Agreement. With respect to each Pledged Mortgage, the Borrower shall comply with all document delivery requirements set forth in the Custodian Agreement.

            Section 7.17. Availability. Maintain at all times Availability of at least $20,000,000.

            Section 7.18. Underwriting Guidelines. Without the prior written consent of the Agent, the Borrower shall not materially amend or otherwise materially modify the Underwriting Guidelines. In the event that the Borrower proposes to amend the Underwriting Guidelines, the Borrower shall submit the proposed amendment to the Agent in writing. The Agent shall notify the Borrower whether or not it approves any such proposed material amendment, which approval shall not be unreasonably withheld. If the Borrower wishes to finance a Mortgage Loan hereunder that does not comply in all respects with the Underwriting Guidelines, the Borrower shall request prior approval thereof from the Agent and will deliver to the Agent, no later than three (3) Business Days prior to the requested Mortgage Loan Closing Date, the related underwriting file. The Agent shall notify the Borrower promptly (i) whether or not it chooses to finance any such Mortgage Loan and, if so, (ii) whether it chooses to treat such Mortgage Loan as includible in the Borrowing Base.

            Section 7.19. Wet Closing Agents. Cause each Wet Closing Agent to execute a Wet Closing Agent Agreement in which such Wet Closing Agent acknowledges and agrees to act as the agent for the Agent and the Lenders pursuant to Section 5.03 hereof in connection with the funding of each Wet Mortgage Loan.

            Section 7.20. Year 2000 Compatibility. Each of the Borrower and the Guarantor shall take all action reasonably necessary to assure that the Borrower's and the Guarantor's material computer-based systems are to operate and effectively process data including datafields requiring references to dates on and after January 1, 2000. At the request of the Agent, the Borrower and the Guarantor shall provide to the Agent written assurances and other evidence acceptable to the Agent and the Lenders of the Borrower's and the Guarantor's compliance with this Section 7.20.


                                  ARTICLE VIII.

                               NEGATIVE COVENANTS

            So long as the Notes or any Obligations shall remain unpaid or the Lenders shall have any Commitment hereunder or any other amount is owing by the Borrower hereunder or under any other Loan Document, the Loan Parties shall not:

            Section 8.01. Interim Bankruptcy Court Order; Final Bankruptcy Court Order; Administrative Priority; Lien Priority; Payment of Claims; Greenwich DIP Facility.

            (A) The Borrower shall not at any time seek, consent to or suffer to exist any modification, stay, vacation or amendment of the Interim Bankruptcy Court Order or the Final

Bankruptcy Court Order except for modifications and amendments agreed to by the Agent and the Lenders.

            (B) The Borrower and the Guarantor shall not at any time suffer to exist a priority for any administrative expense or unsecured claim against the Borrower or the Guarantor (now existing or hereafter arising of any kind or nature whatsoever, including without limitation any administrative expenses of the kind specified in Sections 503(b) and 507(b) of the Bankruptcy Code) equal or superior to the priority of the Lenders in respect of the Obligations, except for (i) the Carve-Out Expenses having priority over the Obligations to the extent set forth in the definition of Agreed Administrative Expense Priorities and (ii) subject to the terms of the Intercreditor Agreement and the Pledge Agreement, the obligations of the Borrower and the Guarantor under the Greenwich DIP Facility.

            (C) The Borrower shall not at any time suffer to exist any Lien on the Collateral having a priority equal or superior to the Lien in favor of the Lenders in respect of the Collateral except for Permitted Liens.

            (D) Prior to the date on which the Obligations have been paid in full in cash and the Total Commitment has been terminated, the Borrower and the Guarantor shall not pay any administrative expense claims except (i) Priority Professional Expenses and other payments pursuant to sub-clause (i) of clause "first" of the definition of the term "Agreed Administrative Expense Priorities", (ii) subject to the terms of the Intercreditor Agreement and the Pledge Agreement, the obligations of the Borrower and the Guarantor under the Greenwich DIP Facility, (iii) any Obligations due and payable hereunder, and
(iv) other administrative expense claims incurred in the ordinary course of the business of the Borrower and the Guarantor or their respective Chapter 11 Cases, in each case to the extent and having the order of priority set forth in the Agreed Administrative Expense Priorities.

            (E) Prior to the date on which the Obligations have been repaid in full in cash and the Total Commitment has been terminated, the Borrower shall not modify or amend any term or provision set forth in any document evidencing or relating to the Greenwich DIP Facility without the prior written consent of the Agent, to the extent such modification or amendment adversely affects or diminishes any rights of the Agent or the Lenders.

            Section 8.02. Liens.

            (A) Create, incur, assume, or suffer to exist, any Lien upon or with respect to any of their properties (including, without limitation, any of the Loan Parties' interest in partnerships), now owned or hereafter acquired, except the following kinds of Liens on properties other than Pledged Mortgages ("Permitted Liens"):

                  (1) Liens in favor of the Agent, for the benefit of the Lenders;

                  (2) Liens in connection with any taxes or assessments or other governmental charges or levies if not yet due and payable or, if due and payable, if they are stayed by the Bankruptcy Court or the Bankruptcy Code;

                  (3) Liens imposed by Law, such as mechanics' materialmen's, landlords', warehousemen's, and carriers' Liens, and other similar Liens, securing obligations incurred in the ordinary course of business which are not past due for more than thirty days or, if due and payable, which are stayed by the Bankruptcy Court or the Bankruptcy Code;

                  (4) Liens under workers' compensation, unemployment insurance, Social Security or similar legislation;

                  (5) Liens, deposits, or pledges to secure the performance of bids, tenders, contracts (other than contracts for the payment of money), leases (permitted under the terms of this Agreement), public or statutory obligations, surety, indemnity, performance, or other similar bonds, or other similar obligations arising in the ordinary course of business, and the pledge of assets for the purpose of securing an appeal, stay or discharge in the course of any legal proceedings, provided that the aggregate amount of liabilities of the Borrower and/or the Guarantor secured by a pledge of assets permitted under this clause, including interest and penalties thereon, if any, shall not be in excess of $500,000 at any one time outstanding;

                  (6) Easements, rights-of-way, restrictions, and other similar encumbrances which, in the aggregate, do not materially interfere with the occupation, use, and enjoyment by the Borrower of the property or assets encumbered thereby in the normal course of the Borrower's business or materially impair the value of the property subject thereto;

                  (7) Purchase-money Liens on any property hereafter acquired or the assumption of any Lien on property existing at the time of such acquisition, (and not created in contemplation of such acquisition) or a Lien incurred in connection with any conditional sale or other title retention agreement or a Capital Lease;

                  (8) Liens on real estate acquired and owned as a result of foreclosure of a Mortgage held by the Borrower;

                  (9) Liens in favor of Greenwich to the extent such Liens are subject to the terms of the Pledge Agreement or the Intercreditor Agreement; and

                  (10) Liens existing on the Filing Date set forth in Schedule 8.02(A) 10 hereof.

            No Liens shall be permitted on the Collateral constituting Pledged Mortgages and the capital stock of any Subsidiary of the Borrower pledged to the Agent and the Lenders other than the Liens in favor of the Agent and the Lenders hereunder, the Liens in favor of Greenwich pursuant to the Pledge Agreement and, subject to the terms of the Intercreditor Agreement, the Liens in favor of Greenwich pursuant to the Greenwich DIP Facility.

            (B) After the date hereof, agree with any other Person to prohibit or otherwise restrict its ability to grant Liens upon, or security interests in, any of its property to the Agent and the Lenders.

            Section 8.03. Debt. Create, incur, assume, or suffer to exist, any Debt, except:

                  (1) Debt of the Borrower under this Agreement or the Notes;

                  (2) Debt existing on the Filing Date;

                  (3) Accounts payable to trade creditors for goods or services and current operating liabilities (other than for borrowed money), in each case incurred in the ordinary course of business, as presently conducted;

                  (4) Debt of the Borrower secured by purchase-money Liens permitted by Section 8.02(A)(7);

                  (5) Debt of the Borrower pursuant to hedging agreements permitted by Section 8.10;

                  (6) Debt of the Borrower to Greenwich pursuant to the Greenwich DIP Facility; and

                  (7) Debt not otherwise permitted by this Section in an aggregate amount not to exceed $250,000.

            Section 8.04. Mergers, Etc.

            (A) Wind up, liquidate or dissolve itself, reorganize, merge or consolidate with or into, or convey, sell, assign, transfer, lease, or otherwise dispose of (whether in one transaction or in a series of transactions) all or substantially all of their assets (whether now owned or hereafter acquired) to any Person, except sales permitted by Section 8.08 hereof, or

            (B) acquire all or substantially all of the assets or the business of any Person, except with the prior written approval of the Agent, such approval not to be unreasonably withheld.

            Section 8.05. Leases. Create, incur, assume, or suffer to exist any obligation as lessee for the rental or hire of any real or personal property, except: (1) Capital Leases permitted under Section 8.02(A)(7); (2) leases existing on the date of this Agreement and any extensions, renewals or replacements thereof and (3) new leases for office space and equipment and similar items used in the ordinary course of the Borrower's or the Guarantor's business.

            Section 8.06. Sale and Leaseback. Sell, transfer, or otherwise dispose of any real or personal property to any Person and thereafter directly or indirectly lease back the same or similar property.

            Section 8.07. Distributions. Directly or indirectly declare or pay any dividends or other Distributions; or purchase, redeem, retire, or otherwise acquire for value any shares of its capital stock, now or hereafter outstanding; or make any Distribution of assets to its shareholders whether in cash, assets, or obligations of the Borrower; or allocate or otherwise set apart any sum for the payment of any dividend on, or for the purchase, redemption, or retirement or any of the Borrower's shares of capital stock; or make any other Distribution by reduction of capital or otherwise in respect of its shares of capital stock; provided, that, the Borrower may pay dividends or other Distributions to the Guarantor to pay administrative expenses permitted to be paid pursuant to the terms of this Agreement.

            Section 8.08. Sale of Assets. (A) Sell, lease, assign, transfer, or otherwise dispose of any of the Borrower's now-owned or hereafter acquired assets (including, without limitation, receivables, and leasehold interests), except, subject to Sections 2.06(d) and 3.11 and Subsection (B) of this Section 8.08, (i) the sale or other disposition of assets (x) other than Mortgage Loans, in the ordinary course of the Borrower's business, (y) consisting of Mortgage Loans, in the ordinary course of the Borrower's business, including the sale or refinancing of Pledged Mortgages in accordance with Section 3.11 hereof, or (z) no longer used or useful in the conduct of its business, and (ii) the sale or other disposition of Residual Interest Receivables to the extent permitted by the Pledge Agreement; or

            (B) Sell any Mortgage Loans (other than Mortgage Loans financed by Greenwich under the Greenwich DIP Facility) on a recourse basis except with the consent of the Majority Lenders.

            Section 8.09. Investments. Make any loan or advance to any Person (other than Mortgage Loans in the ordinary course of business), or purchase or otherwise acquire any capital stock, assets, obligations, or other securities of, make any capital contribution to, or otherwise invest in or acquire any interest in any Person, or participate as a partner or joint venturer with any other Person, or make any additional investments in the partnerships and corporations referred to in Schedule 6.10 except: (1) direct obligations of the United States or any agency thereof with maturities of one year or less from the date of acquisition; (2) commercial paper of a domestic issuer rated at least "A-1" by Standard & Poor's Corporation or "P-1" by Moody's Investors Service, Inc.; (3) certificates of deposit with maturities of one year or less from the date of acquisition issued by any commercial bank having capital and surplus in excess of One Billion Dollars ($1,000,000,000); (4) stock, obligations, or securities received in settlement of debts (created in the ordinary course of business) owing to the Borrower; (5) investments required to be made or purchased by any Agency or any applicable provisions of law; (6) loans and advances to employees of the Borrower in an aggregate principal amount not to exceed $250,000, provided that no employee shall receive loans and advances aggregating more than $100,000; (7) advances to pay interest shortfalls on the Borrower's securitization transactions which are approved by the Bankruptcy Court; and (8) investments in Persons in an aggregate amount not in excess of $250,000, provided that the aggregate of such investments in any one Person shall not exceed $100,000.

            Section 8.10. Financial Hedge Instruments. Engage in or enter into any derivatives or hedging transactions of any kind other than transactions regarding the hedging of interest rate or exposure, provided that such transactions are not entered into for speculative purposes.

            Section 8.11. Guaranties, Etc. Assume, guaranty, endorse, or otherwise be or become directly or contingently responsible or liable (including, but not limited to, an agreement to purchase any obligation, stock, assets, goods, or services, or to supply or advance any funds, assets, goods, or services, or an agreement to maintain or cause such Person to maintain a minimum working capital or net worth, or otherwise to assure the creditors of any Person against loss) for obligations of any Person other than the Borrower or the Guarantor, except (i) guaranties by endorsement of negotiable instruments for deposits or collection or similar transactions in the ordinary course of business and (ii) as set forth on Schedule 8.11 hereto.

            Section 8.12. Transactions With Affiliates. Enter into any transaction, including, without limitation, the purchase, sale, or exchange of property or the rendering of any service, with any Affiliate (other than the Guarantor or any Subsidiary of the Borrower), except in the ordinary course of and pursuant to the reasonable requirements of the Borrower's business and upon fair and reasonable terms no less favorable to the Borrower than would obtain in a comparable arm's-length transaction with a Person not an Affiliate.

            Section 8.13. Margin Regulations. Use any part of the proceeds of Loans (i) for the purpose of purchasing or carrying any margin stock within the meaning of Regulations T, U or X of the Board of Governors of the Federal Reserve System or (ii) to extend credit to any Person for the purpose of purchasing or carrying any such margin stock.

            Section 8.14. Subwarehousing. Purchase any Subwarehouse Mortgage Loan or engage in any other Subwarehousing activity.

            Section 8.15. Bulk Purchases of Mortgage Loans. Make a bulk purchase of Mortgage Loans.

            Section 8.16. Payments. Each of the Borrower and the Guarantor shall not make any payment of principal or interest or otherwise on account of any Indebtedness or trade payable incurred prior to the Filing Date, provided that such payments may be made: (i) to the holders of, or in respect of, wage, salary, commission and employee benefit obligations (including expense reimbursements) which arose prior to the Filing Date; (ii) to landlords in connection with the assumption of unexpired leases under Section 365 of the Bankruptcy Code in an aggregate amount not to exceed $250,000; (iii) to lessors and non-debtor parties to executory contracts in connection with the assumption of such leases and contracts under Section 365 of the Bankruptcy Code; (iv) to the Pre-Petition Lenders to repay the Pre-Petition Obligations; (v) to the trustee of any of the Borrower's securitization transactions in order to cover an interest payment deficiency thereunder as required under the terms of the applicable pooling and servicing agreement; (vi) to the holders of "Trade Claims" (as defined in the Plan of Reorganization) in an aggregate amount not to exceed $3,000,000; in each case after prior written notice of such payment has been given by the Borrower to the Agent and subject to approval of the Bankruptcy Court. Nothing contained in this Section

8.16 shall prevent the Borrower from making payments with respect to payroll taxes, garnishment payments or other trust fund disbursements in accordance with past practice of the Borrower.


                                   ARTICLE IX.

                                EVENTS OF DEFAULT

            Section 9.01. Events of Default. Any of the following events shall be an "Event of Default":

                  (1) the Borrower shall: (a) fail to pay the principal of the Loans as and when due; or (b) fail to make any of the prepayments required by Section 2.06 as and when required; or (c) fail to fulfill or satisfy any of the covenants regarding the Collateral in Section 3.12 or the Collateral or any Residual Securities in Sections 3, 4 or 14(b) of the Pledge Agreement; or (d) fail to pay within three days after the due date therefor interest on the Loans or any fee or interest or any other amount due under this Agreement or any other Loan Document;

                  (2) any representation or warranty made or deemed made by the Borrower or the Guarantor in this Agreement or in any other Loan Document or which is contained in any certificate, document, opinion, or financial or other statement furnished by the Borrower, the Guarantor or their respective agents or representatives at any time under or in connection with any Loan Document shall prove to have been incorrect in any material respect on or as of the date made or deemed made (other than the additional representations and warranties made pursuant to Section 3.10(7), which shall be considered solely for the purpose of determining whether such Mortgage Loans will be Eligible Residential Mortgage Loans, unless the Borrower shall have made any such representations and warranties with knowledge that they were materially false or misleading at the time made);

                  (3) any Loan Party shall fail to perform or observe any covenant contained in Sections 7.01, 7.05, 7.06, 7.07, 7.10, 7.11, 7.12,
      7.14, 7.16, 7.17, 7.18 or 7.19 or in Article VIII of this Agreement;

                  (4) Any Loan Party shall default in the performance or observance of (i) the covenants contained in subparagraphs (6), (7), (14),
      (16), (18), (19) and (20) of Section 7.08 of this Agreement and such default shall continue unremedied for a period of 3 Business Days, (ii) the covenant contained in Section 7.15 of this Agreement and such default shall continue unremedied for 1 Business Day, or (iii) any other covenants contained in this Agreement or any other Loan Document not described in paragraph (3) above or clause (i) of this paragraph (4) and such default shall continue unremedied for a period of 10 days;

                  (5) An order with respect to the Chapter 11 Cases shall be entered by the Bankruptcy Court, or the Borrower or the Guarantor shall file an application for an order with respect to the Chapter 11 Cases, (i) appointing a trustee under Section 1104, or (ii) appointing an examiner with enlarged powers relating to the operation of the business (powers beyond those set forth in Section 1106(a)(3) and (4) of the Bankruptcy Code) under Section 1106(b) of the Bankruptcy Code; or

                  (6) An order with respect to the Chapter 11 Cases shall be entered by the Bankruptcy Court converting such Chapter 11 Cases to a chapter 7 case; or

                  (7) An order shall be entered by the Bankruptcy Court confirming a plan of reorganization in the Chapter 11 Cases which does not contain a provision for termination of the Total Commitment and payment in full in cash of all Obligations of the Borrower and the Guarantor hereunder and under the other Loan Documents on or before the effective date of such plan or plans upon entry thereof; or

                  (8) An order shall be entered by the Bankruptcy Court dismissing the Chapter 11 Cases which does not contain a provision for termination of the Total Commitment and payment in full in cash of all Obligations of the Borrower and the Guarantor hereunder and under the other Loan Documents upon entry thereof; or

                  (9) An order with respect to the Chapter 11 Cases shall be entered by the Bankruptcy Court without the express prior written consent of the Agent and the Lenders, (i) to revoke, reverse, stay, modify, supplement or amend the Interim Bankruptcy Court Order or the Final Bankruptcy Court Order or (ii) to permit any administrative expense or any claim (now existing or hereafter arising, of any kind or nature whatsoever) to have administrative priority as to the Borrower or the Guarantor equal or superior to the priority of the Agent and the Lenders in respect of the Obligations, except for allowed administrative expenses having priority over the Obligations to the extent set forth in the Agreed Administrative Expense Priorities and, subject to the terms of the Intercreditor Agreement and the Pledge Agreement, the Obligations of the Borrower and the Guarantor under the Greenwich DIP Facility, or (iii) to grant or permit the grant of a Lien on the Collateral, except for any Permitted Lien; or

                  (10) An application for any of the orders described in clauses
      (5), (6), (7), (8) or (9) above shall be made by a Person other than the Borrower or, if applicable, the Guarantor and such application is not contested by the Borrower and the Guarantor in good faith and the relief requested is granted in an order that is not stayed pending appeal; or

                  (11) An order shall be entered by the Bankruptcy Court that is not stayed pending appeal granting relief from the automatic stay to any creditor of the Borrower or the Guarantor with respect to any claim in an amount equal to or exceeding $250,000 in the aggregate; provided, however, that it shall not be an Event of Default if relief from the automatic stay is granted (i) solely for the purpose of allowing such creditor to determine the liquidated amount of its claim against the Borrower or the Guarantor, or (ii) to permit the commencement of and/or prosecution of a proceeding to collect against an insurance company; or

                  (12) any of the following events shall occur or exist with respect to the Borrower or the Guarantor or any ERISA Affiliate; (a) any Prohibited Transaction involving any Plan; (b) any Reportable Event shall occur with respect to any Plan; (c) the filing under Section 4041 of ERISA of a notice of intent to terminate any Plan or the termination of any Plan; (d) any event or circumstance exists which might constitute grounds entitling the PBGC to institute proceedings under Section 4042 of ERISA for the termination of, or for the appointment of a trustee to administer, any Plan, or the institution by the PBGC of any such proceedings; (e) complete or partial withdrawal under Section 4201 or 4204 of ERISA from a Multiemployer Plan or the reorganization, insolvency, or termination of any Multiemployer Plan; and in each case above, such event or condition, together with all other events or conditions, if any, could in the reasonable opinion of the Agent subject the Borrower or the Guarantor, as the case may be, or any ERISA Affiliate to any tax, penalty, or other liability to a Plan, Multiemployer Plan, the PBGC, or otherwise (or any combination thereof) which in the aggregate exceeds or may exceed Five Hundred Thousand Dollars ($500,000);

                  (13) this Agreement or any Loan Document shall at any time and for any reason cease to create a valid and perfected first priority Lien in the Collateral (other than Collateral released pursuant to the terms of this Agreement and the other Loan Documents and except as otherwise provided in this Agreement and the other Loan Documents) or the validity or enforceability of this Agreement or any Loan Document shall be contested by the Borrower or the Guarantor, or the Borrower or the Guarantor shall deny it has any further liability or obligation under this Agreement or any Loan Document to which it is a party;

                  (14) if there is a Material Adverse Change in the Collateral subsequent to October 5, 1998 or if there shall occur a Material Adverse Change (as determined by the Majority Lenders in their sole discretion), or if the Majority Lenders in good faith believe that the prospects of payment, performance or realization upon the Collateral is impaired in any material respect;

                  (15) a Change of Control shall occur; or

                  (16) the Custodian Agreement or any other Loan Document or the Greenwich DIP Facility shall for whatever reason be terminated or cease to be in full force and effect or an "event of default" shall occur and be continuing under the Greenwich DIP Facility, in either case other than with the consent of the Lenders, or the enforceability of any such agreement shall be contested by the Borrower.

            Section 9.02. Remedies. If any Event of Default shall occur and be continuing, the Agent may and, at the request of the Majority Lenders, shall by notice to the Borrower, (1) declare the Total Commitment to be terminated, whereupon the same shall forthwith terminate without further order of, or application to the Bankruptcy Order; (2) declare the Notes, all interest thereon, and all other amounts payable under this Agreement, and any other Loan Documents to be forthwith due and payable, whereupon the Notes, all such interest, and all such amounts due under this Agreement, and under any other Loan Document shall become and be forthwith due and payable, without further order of, or application to the Bankruptcy Order, presentment, demand, protest, or further notice of any kind, all of which are hereby expressly waived by the Borrower; and/or (3) exercise any remedies provided in any of the Loan Documents at law (including but not limited to the Bankruptcy Code and the Uniform Commercial Code) or otherwise, with respect to the Collateral and the Loans.

            Upon the occurrence of any Event of Default, the Agent may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein, at law or otherwise available to it, all the rights and remedies of a secured party on default under the applicable UCC (whether or not the applicable UCC applies to the affected Collateral) and also may (i) require the Borrower to, and the Borrower hereby agrees that it will at its expense and upon request of the Agent forthwith, assemble all or part of the Collateral as directed by the Agent and make it available to the Agent at a place to be designated by the Agent, and (ii) without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Agent's offices or elsewhere, for cash, on credit or for future delivery, and upon such other commercially reasonable terms. The Borrower agrees that, to the extent notice of sale shall be required by Law, five Business days prior notice to the Borrower of the time and place of any public sale or the time after which any private sale is to made shall constitute reasonable notification. The Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. All cash proceeds received by the Agent in respect of any sale of, collection from, or other realization upon all or any part of the Collateral may, in the discretion of the Agent, be held by the Agent in a cash collateral account (which the Agent is hereby authorized to establish) as Collateral for, and/or then or at any time thereafter applied in accordance with the terms of Section 2.07(c) in whole or in part by the Agent against, all or any or the Obligations in such order as the Agent shall elect. After the occurrence of any Event of Default, the Agent shall have the right to deliver any Pledged Mortgage into any Purchase Commitment, in any such event either in the name of the Agent or the Borrower, pursuant to the power of attorney granted under this Agreement or otherwise.

            Section 9.03. The Agent May Perform. If the Borrower fails to perform any agreement contained in this Agreement, the Agent may itself perform (but shall not be obligated to perform), or cause performance of, such agreement, and the expenses of the Agent incurred in connection therewith shall be payable by the Borrower under Section 11.06.

            Section 9.04. The Agent's Duties. The powers conferred on the Agent under this Agreement are solely to protect its interest and the interests of the Lenders in the Collateral and shall not impose any duty upon the Agent to exercise any such powers. Except for the safe custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Agent shall not have any duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral.

            Section 9.05. Transfer of Note. This Agreement creates a continuing Lien in the Collateral and shall (i) remain in full force and effect until payment in full of all the Obligations to the Lenders after the Termination Date, (ii) be binding upon the Borrower, its successors and assigns, and (iii) inure to the benefit of the Lenders and their successors, transferees and assigns. Without limiting the generality of the foregoing clause (iii), each Lender may assign or otherwise transfer any document evidencing any Obligation held by it to its successors or any Affiliate, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to such Lender herein or otherwise. Upon the payment in full of the Obligations after the Termination Date and cancellation of the Total Commitment, the Lien granted hereby shall terminate and this Agreement shall terminate (except to the extent set forth in Section 11.11) and all rights to the Collateral shall revert to the Borrower. Upon any such termination, the Agent will, at the Borrower's expense, instruct the Custodian pursuant to Section 14 of the Custodian Agreement to release all Collateral held by it and execute and deliver to the Borrower such documents as the Borrower shall reasonably request to evidence such termination.

            Section 9.06. Defaulting Lender. Notwithstanding anything to the contrary contained herein, in the event that any Lender (x) refuses (which refusal constitutes a breach by such Lender of its obligations under this Agreement and which has not been retracted) to make available its portion of any Loan or (y) notifies the Agent and/or the Borrower that it does not intend to make available its portion of any Loan (each, a "Lender Default"), all rights and obligations hereunder of the Lender (a "Defaulting Lender") as to which a Lender Default is in effect and of the other parties hereto shall be modified by this Section 9.06 while such Lender Default remains in effect.

            Loans shall be incurred pro rata from the Lenders (the "Non-Defaulting Lenders") which are not Defaulting Lenders based on their respective Commitments, and no Commitment shall be increased as a result of such Lender Default. Amounts received in respect of principal of the Loans shall be applied to reduce the Loans of each of the Lenders pro rata based on the aggregate of the outstanding Loans of all of the Lenders at the time of such application; provided that, such amount shall not be applied to any Loan of a Defaulting Lender at any time when, and to the extent that, the aggregate amount of Loans of any Non-Defaulting Lender exceeds such Non-Defaulting Lenders' Pro Rata Share of all Loans then outstanding.

            A Defaulting Lender shall not be entitled to give instructions to the Agent or to approve, disapprove, consent to or vote on any matters relating to this Agreement and the other Loan Documents. All amendments, waivers and other modifications of this Agreement and the other Loan Documents may be made without regard to a Defaulting Lender and, for purposes of the definition of "Majority Lenders", a Defaulting Lender shall be deemed not to be a Lender, not to have a Commitment and not to have Loans outstanding.

            Other than as expressly set forth in this Section 9.06, the rights and obligations of a Defaulting Lender (including the obligation to indemnify the Agent) and the other parties hereto shall remain unchanged. Nothing in this
Section 9.06 shall be deemed to release any Defaulting Lender from its Commitment hereunder, shall alter such Commitment, shall operate as a waiver of any default by such Defaulting Lender hereunder, or shall prejudice any rights which the Borrower, the Agent or any Lender may have against any Defaulting Lender as a result of any default by such Defaulting Lender hereunder.


                                   ARTICLE X.

                                      AGENT

            Section 10.01. Appointment. Each Lender (and each subsequent holder of any Note by its acceptance thereof) hereby irrevocably appoints and authorizes the Agent (i) to receive on behalf of each Lender any payment of principal of or interest on the Notes outstanding hereunder and all other amounts accrued hereunder for the account of the Lenders and paid to the Agent, and, subject to Section 2.03 of this Agreement, to distribute promptly to each Lender its Pro Rata Share of all payments so received, (ii) to distribute to each Lender copies of all material notices and agreements received by the Agent and not required to be delivered to each Lender pursuant to the terms of this Agreement, provided that the Agent shall not have any liability to the Lenders for the Agent's inadvertent failure to distribute any such notice or agreements to the Lenders, (iii) subject to Section 10.03 of this Agreement, to take such action as Agent deems appropriate on its behalf to administer the Loans, and the Loan Documents and to exercise such other powers delegated to the Agent by the terms hereof or the Loan Documents (including, without limitation, the power to give or to refuse to give notices, waivers, consents, approvals and instructions and the power to make or to refuse to make determinations and calculations) together with such powers as are reasonably incidental thereto to carry out the purposes hereof and thereof and (iv) to enter into the Pledge Agreement pursuant to which the capital stock of certain Subsidiaries of the Borrower that own Retained Interest Receivables have been pledged to Greenwich for the benefit of Greenwich, the Agent and the Lenders and to enter into the Intercreditor Agreement. As to any matters not expressly provided for by this Agreement and the other Loan Documents (including, without limitation, enforcement or collection of the Notes), the Agent shall not be required to exercise any discretion or take any action, but shall be required to act or to refrain from acting (and shall be fully protected in so acting or refraining from acting) upon the instructions of the Majority Lenders, and such instructions of the Majority Lenders shall be binding upon all Lenders and all holders of Notes; provided, however, the Agent shall not be required to take any action which, in the reasonable opinion of the Agent, exposes the Agent to liability or which is contrary to this Agreement or any Loan Document or applicable law.

            Section 10.02. Nature of Duties. The Agent shall have no duties or responsibilities except those expressly set forth in this Agreement or in the Loan Documents. The duties of the Agent shall be mechanical and administrative in nature. The Agent shall not have by reason of this Agreement or any Loan Document a fiduciary relationship in respect of any Lender. Nothing in this Agreement or any of the Loan Documents, express or implied, is intended to or shall be construed to impose upon the Agent any obligations in respect of this Agreement or any of the Loan Documents except as expressly set forth herein or therein. Each Lender shall make its own independent investigation of the financial condition and affairs of the Borrower in connection with the making and the continuance of the Loans hereunder and shall make its own appraisal of the creditworthiness of the Borrower and the value of the Collateral, and the Agent shall have no duty or responsibility, either initially or on a continuing basis, to provide any Lender with any credit or other information with respect thereto, whether coming into its possession before the initial Loan hereunder or at any time or times thereafter, provided that, upon the reasonable request of a Lender, the Agent shall provide to such Lender any documents or reports delivered to the Agent by the Borrower pursuant to the terms of this Agreement or any Loan Document. If the Agent seeks the consent or approval of the Majority Lenders to the taking or refraining from taking any action hereunder, the Agent shall send notice thereof to each Lender. The Agent shall promptly notify each Lender any time that the Majority Lenders have instructed the Agent to act or refrain from acting pursuant hereto.

            Section 10.03. Rights, Exculpation, Etc. The Agent and its directors, officers, agents or employees shall not be liable for any action taken or omitted to be taken by it or them under or in connection with this Agreement or the other Loan Documents, except for their own gross negligence or willful misconduct as determined by a final judgment of a court of competent jurisdiction. Without limiting the generality of the foregoing, the Agent (i) may treat the payee of any Note as the holder thereof until the Agent receives written notice of the assignment or transfer thereof, pursuant to Section 11.13 hereof, signed by such payee and in form satisfactory to the Agent; (ii) may consult with legal counsel (including, without limitation, counsel to the Agent or counsel to the Borrower), independent public accountants, the Custodian, and other experts selected by it and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants, the Custodian or experts; (iii) makes no warranty or representation to any Lender and shall not be responsible to any Lender for any statements, certificates, warranties or representations made in or in connection with this Agreement or the other Loan Documents; (iv) shall not have any duty to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions of this Agreement or the other Loan Documents on the part of any Person, the existence or possible existence of any Default or Event of Default, or to inspect the Collateral or other property (including, without limitation, the books and records) of any Person; (v) shall not be responsible to any Lender for the due execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement or the other Loan Documents or any other instrument or document furnished pursuant hereto or thereto; and
(vi) shall not be deemed to have made any representation or warranty regarding the existence, value or collectability of the Collateral, the existence, priority or perfection of the Agent's Lien thereon, or the Borrowing Base or any certificate prepared by the Borrower or the Custodian in connection therewith, nor shall the Agent be responsible or liable to the Lenders for any failure to monitor or maintain the Borrowing Base or any portion of the Collateral or the failure of the Custodian to perform its obligations under the Custodian Agreement. The Agent shall not be liable for any apportionment or distribution of payments made by it in good faith pursuant to Section 2.07(c), and if any such apportionment or distribution is subsequently determined to have been made in error the sole recourse of any Lender to whom payment was due but not made, shall be to recover from other Lenders any payment in excess of the amount which they are determined to be entitled. The Agent may at any time request instructions from the Lenders with respect to any actions or approvals which by the terms of this Agreement or of any of the Loan Documents the Agent is permitted or required to take or to grant, and if such instructions are promptly requested, the Agent shall be absolutely entitled to refrain from taking any action or to withhold any approval under any of the Loan Documents until it shall have received such instructions from the Majority Lenders. Without


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limiting the foregoing, no Lender shall have any right of action whatsoever against the Agent as a result of the Agent acting or refraining from acting under this Agreement, the Notes, or any of the other Loan Documents in accordance with the instructions of the Majority Lenders.

            Section 10.04. Reliance. The Agent shall be entitled to rely upon any written notices, statements, certificates, orders or other documents or any telephone message believed by it in good faith to be genuine and correct and to have been signed, sent or made by the proper Person, and with respect to all matters pertaining to this Agreement or any of the Loan Documents and its duties hereunder or thereunder, upon advice of counsel selected by it.

            Section 10.05. Indemnification. To the extent that the Agent is not reimbursed and indemnified by the Borrower, the Lenders will reimburse and indemnify the Agent for and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses, advances or disbursements of any kind or nature whatsoever which may be imposed on, incurred by, or asserted against the Agent in any way relating to or arising out of this Agreement or any of the Loan Documents or any action taken or omitted by the Agent under this Agreement or any of the Loan Documents, in proportion to each Lender's Pro Rata Share, including, without limitation, advances and disbursements made pursuant to Section 10.08; provided, however, that no Lender shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses, advances or disbursements for which there has been a final judicial determination that such resulted from the Agent's gross negligence or willful misconduct. The obligations of the Lenders under this Section 10.05 shall survive the payment in full of the Loans and the termination of this Agreement.

            Section 10.06. CIT Individually. With respect to its Pro Rata Share of the Total Commitment hereunder, the Loans made by it and the Note issued to or held by it, CIT shall have and may exercise the same rights and powers hereunder and is subject to the same obligations and liabilities as and to the extent set forth herein for any other Lender or holder of a Note. The terms "Lenders" or "Majority Lenders" or any similar terms shall, unless the context clearly otherwise indicates, include CIT in its individual capacity as a Lender or one of the Majority Lenders. CIT and its Affiliates may accept deposits from, lend money to, and generally engage in any kind of banking, trust or other business with the Borrower or any of its Subsidiaries as if it were not acting as Agent pursuant hereto without any duty to account to the Lenders.

            Section 10.07. Successor Agent.

                  (a) The Agent may resign from the performance of all its functions and duties hereunder and under the other Loan Documents at any time by giving at least thirty (30) Business Days' prior written notice to the Borrower and each Lender. Such resignation shall take effect upon the acceptance by a successor Agent of appointment pursuant to clauses (b) and (c) below or as otherwise provided below.

                  (b) Upon any such notice of resignation, the Majority Lenders shall appoint a successor Agent who, in the absence of a continuing Event of Default, shall be reasonably satisfactory to the Borrower. Upon the acceptance of any appointment as Agent hereunder by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations under this Agreement and the other Loan Documents. After any Agent's resignation hereunder as the Agent, the provisions of this Article X shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent under this Agreement and the other Loan Documents.

                  (c) If a successor Agent shall not have been so appointed within said thirty (30) Business Day period, the retiring Agent, with the consent of the Borrower if an Event of Default is not continuing, shall then appoint a successor Agent who shall serve as Agent until such time, if any, as the Majority Lenders, with the consent of the Borrower, if an Event of Default is not continuing, appoint a successor Agent as provided above.

                  (d) The Borrower, the Guarantor and each Lender consent to The CIT Group/Business Credit, Inc., an affiliate of CIT, replacing CIT as the Agent and receiving an assignment of all of CIT's rights and obligations as a Lender under this Agreement, provided that The CIT Group/Business Credit, Inc. is approved by the New York State Banking Department as a lender to a mortgage banker.

            Section 10.08. Collateral Matters.

                  (a) The Agent may from time to time, during the occurrence and continuance of an Event of Default, make such disbursements and advances ("Agent Advances") which the Agent, in its sole discretion, deems necessary or desirable to preserve or protect the Collateral or any portion thereof, to enhance the likelihood or maximize the amount of repayment by the Borrower of the Loans and other Obligations or to pay any other amount chargeable to the Borrower pursuant to the terms of this Agreement, including, without limitation, costs, fees and expenses as described in Section 11.06. The Agent Advances shall be repayable on demand and be secured by the Collateral. The Agent Advances shall not constitute Loans but shall otherwise constitute Obligations hereunder. The Agent shall notify each Lender and the Borrower in writing of each such Agent Advance, which notice shall include a description of the purpose of such Agent Advance. Without limitation to its obligations pursuant to Section 10.05, each Lender agrees that it shall make available to the Agent, upon the Agent's demand, in Dollars in immediately available funds, the amount equal to such Lender's Pro Rata Share of each such Agent Advance. If such funds are not made available to the Agent by such Lender the Agent shall be entitled to recover such funds, on demand from such Lender together with interest thereon, for each day from the date such payment was due until the date such amount is paid to the Agent, at the Federal Funds Rate for three Business Days and thereafter at the Prime Rate.

                  (b) The Lenders hereby irrevocably authorize the Agent, at its option and in its discretion, to release any Lien granted to or held by the Agent upon any Collateral upon termination of the Total Commitment and payment and satisfaction of all Loans, and all other Obligations which have matured and which the Agent has been notified in writing are then due and payable; or constituting property being sold or disposed of in the ordinary course of the Borrower's business and in compliance with the terms of this Agreement and the other Loan Documents; or constituting property in which the Borrower owned no interest at the time the Lien was granted or at any time thereafter; or if approved, authorized or ratified in writing by the Lenders. Upon request by the Agent at any time, the Lenders will confirm in writing the Agent's authority to release particular types or items of Collateral pursuant to this Section 10.08(b).

                  (c) Without in any manner limiting the Agent's authority to act without any specific or further authorization or consent by the Lenders (as set forth in Section 10.08(b)), each Lender agrees to confirm in writing, upon request by the Agent, the authority to release Collateral conferred upon the Agent under Section 10.08(b). Upon receipt by the Agent of confirmation from the Lenders of its authority to release any particular item or types of Collateral, and upon prior written request by the Borrower, the Agent shall (and is hereby irrevocably authorized by the Lenders to) execute such documents as may be necessary to evidence the release of the Liens granted to the Agent for the benefit of the Lenders upon such Collateral; provided, however, that (i) the Agent shall not be required to execute any such document on terms which, in the Agent's opinion, would expose the Agent to liability or create any obligations or entail any consequence other than the release of such Liens without recourse or warranty, and (ii) such release shall not in any manner discharge, affect or impair the Obligations or any Lien upon (or obligations of the Borrower in respect of) all interests in the Collateral retained by the Borrower.

                  (d) The Agent shall have no obligation whatsoever to any Lenders to assure that the Collateral exists or is owned by the Borrower or is cared for, protected or insured or has been encumbered or that the Lien granted to the Agent pursuant to this Agreement has been properly or sufficiently or lawfully created, perfected, protected or enforced or is entitled to any particular priority, or to exercise at all or in any particular manner or under any duty of care, disclosure or fidelity, or to continue exercising, any of the rights, authorities and powers granted or available to the Agent in this Section
10.08 or in any of the Loan Documents, it being understood and agreed that in respect of the Collateral, or any act, omission or event related thereto, the Agent may act in any manner it may deem appropriate, in its sole discretion, given the Agent's own interest in the Collateral as one of the Lenders and that the Agent shall have no duty or liability whatsoever to any other Lender.

                                   ARTICLE XI.

                                  MISCELLANEOUS

            Section 11.01. Holidays. Except as otherwise provided herein, whenever any payment or action to be made or taken hereunder or under the Notes shall be stated to be due on a day which is not a Business Day, such payment or action shall be made or taken on the next following Business Day and such extension of time shall be included in computing interest or fees, if any, in connection with such payment or action.

            Section 11.02. Records. The unpaid principal amount of the Notes, the unpaid interest accrued thereon, the interest rate or rates applicable to such unpaid principal amount, the duration of such applicability, the Total Commitment, and the accrued and unpaid fees set forth in the Fee Letter, Unused Line Fee and Early Termination Fee shall at all times be ascertained from the records of the Agent, which shall be conclusive and binding absent manifest error.

            Section 11.03. Amendments and Waivers. (a) No amendment or modification of any provision of this Agreement or of any of the Notes or of any other Loan Document shall be effective without the written agreement of the Majority Lenders and the Borrower and no termination or waiver of any provision of this Agreement or of any of the Notes, or consent to any departure by the Borrower therefrom, shall in any event be effective without the written concurrence of Majority Lenders, which Majority Lenders shall have the right to grant or withhold at their sole discretion; except that any amendment, modification, or waiver (i) of any provision of Article II or III which amendment, modification or waiver increases the Total Commitment of any Lender, reduces the principal of, or interest on, the Loans or the amounts payable to any Lender, reduces the amount of any fee payable for the account of any Lender, or postpones or extends any date fixed for any payment of principal of, or interest or fees on, the Loans payable to any Lender, (ii) that increases the aggregate amount of the Total Commitment, (iii) of the definitions of "Termination Date", "Majority Lenders" or "Pro Rata Shares", (iv) of the definitions of "Eligible Residential Mortgage Loan", "Borrowing Base", "Collateral Value of Eligible Mortgages", "High LTV Mortgage Loan Sublimit", or "Wet Mortgage Loan Sublimit" if the effect of such amendment, modification or waiver is to increase the availability of the Borrower under the Borrowing Base,
(v) of any provision of this Agreement or any Loan Document that would release all or a substantial portion of Collateral or the Guarantor (except as set forth in Section 10.08 hereof or except as otherwise permitted in a Loan Document),
(vi) of any provision in this Agreement or the Loan Documents which amends, modifies, waives, releases or subordinates the super priority claim status of the Obligations (except as permitted in this Agreement and the Loan Documents),
(vii) of any provision in the Intercreditor Agreement or the Pledge Agreement or
(viii) of the provisions contained in this Section 11.03, shall be effective only if evidenced by a writing signed by or on behalf of (A) any Lender affected thereby in the case of the amendments, modifications or waivers described in clause (i) above or (B) all Lenders in the case of the amendments, modifications or waivers described in clauses (ii) through (viii) above. No amendment, modification, termination, or waiver of any provision of Article X or any other provision referring to the Agent shall be effective without the written concurrence of the Agent. Any waiver or consent shall be effective only in the specific instance and for the specific purpose for which it was given. No notice to or demand on the Borrower in any case shall entitle the Borrower to any other or further notice or demand in similar or other circumstances. Any amendment, modification, waiver or consent effected in accordance with this Section 11.03 shall be binding on each Lender, each future Lender, and, if signed by the Borrower, on the Borrower.

                  (b) Notwithstanding anything to the contrary contained in subsection 11.03(a), in the event that the Borrower requests that this Agreement or any other Loan Document be amended or otherwise modified in a manner which would require the unanimous consent of all of the Lenders and such amendment or other modification is agreed to by the Majority Lenders, then, with the consent of the Borrower and the Majority Lenders, the Borrower and the Majority Lenders may amend this Agreement without the consent of the Lender or Lenders which did not agree to such amendment or other modification (collectively the "Minority Lenders") to provide for (i) the termination of the Commitment of each of the Minority Lenders, (ii) the addition to this Agreement of one or more other Lenders, or an increase in the Commitment of one or more of the Majority Lenders, so that the Total Commitment after giving effect to such amendment shall be in the same aggregate amount as the Total Commitment immediately before giving effect to such amendment, (iii) if any Loans are outstanding at the time of such amendment, the making of such additional Loans by such new Lenders or Majority Lenders, as the case may be, as may be necessary to repay in full the outstanding Loans of the Minority Lenders immediately before giving effect to such amendment and (iv) the payment of all interest, fees and other Obligations payable or accrued in favor of the Minority Lenders and such other modifications to this Agreement as the Borrower and the Majority Lenders may determine to be appropriate.

            Section 11.04. No Implied Waiver; Cumulative Remedies. No course of dealing and no delay or failure of the Lenders or the Agent in exercising any right, power or privilege under this Agreement, the Notes or any other Loan Document shall affect any other or future exercise thereof or exercise of any other right, power or privilege; nor shall any single or partial exercise of any such right, power or privilege or any abandonment or discontinuance of steps to enforce such a right, power or privilege preclude any further exercise thereof or of any other right, power or privilege. The rights and remedies of the Lenders or the Agent under this Agreement, the Notes and the other Loan Documents are cumulative and not exclusive of any rights or remedies which the Lenders or the Agent have thereunder or at law or in equity or otherwise. The Lenders or the Agent may exercise their rights and remedies against the Borrower and the Collateral as the Lenders and the Agent may elect, and regardless of the existence or adequacy of any other right or remedy.

            Section 11.05. Notices.

                  (a) All notices, requests, demands, directions and other communications (collectively "Notices") under the provisions of this Agreement or the Notes shall be in writing and shall be mailed (by certified mail, postage prepaid and return receipt requested), telecopied, or delivered and shall be effective (i) if mailed, three days after being deposited in the mails, (ii) if telecopied, when sent, confirmation received and (iii) if delivered, upon delivery. All notices shall be sent to the applicable party at the address stated on the applicable signature page hereof or in accordance with the last unrevoked written direction from such party to the other parties hereto.

                  (b) Nothing in this Agreement or in any other Loan Document shall be construed to limit or affect the obligation of the Borrower or any other Person to serve upon the Agent in the manner prescribed by the Bankruptcy Code any pleading or notice required to be given to the Agent pursuant to the Bankruptcy Code.

                  (c) The Lenders and the Agent may rely, and shall be fully protected in relying, on any notice purportedly made by or on behalf of the Borrower and the Lenders and the Agent shall have no duty to verify the identity or authority of any Person giving such notice. The preceding sentence shall apply to all notices whether or not made in a manner authorized or required by this Agreement or any other Loan Document.

            Section 11.06. Expenses; Taxes; Attorneys' Fees; Indemnification. The Borrower agrees to pay or cause to be paid, on demand, and to save the Agent (and, in the case of clauses (c) through (m) below, the Lenders) harmless against liability for the payment of, all reasonable out-of-pocket expenses, regardless of whether the transactions contemplated hereby are consummated, including but not limited to reasonable fees and expenses of counsel for the Agent

(and, in the case of clauses (a) and (b) below, Nomura Asset Capital Corporation, and, in the case of clauses (c) through (m) below, the Lenders), accounting, due diligence, periodic field audits, appraisals, lien, judgment and title searches, filing fees, investigations, monitoring of assets, syndication, miscellaneous disbursements, examination, travel, lodging and meals, incurred by the Agent (and, in the case of clauses (c) through (m) below, the Lenders) from time to time arising from or relating to: (a) the negotiation, preparation, execution, delivery, performance and administration of this Agreement and the other Loan Documents, (b) any amendments, waivers or consents to this Agreement or the other Loan Documents whether or not such documents become effective or are given, (c) the preservation and protection of any of the Agent's and the Lenders' rights under this Agreement or the other Loan Documents, (d) the defense of any claim or action asserted or brought against the Agent or the Lenders by any Person that arises from or relates to this Agreement, any other Loan Document, the Agent's or the Lenders' claims against the Borrower, or any and all matters in connection therewith, (e) the commencement or defense of, or intervention in, any court proceeding arising from or related to this Agreement or any other Loan Document, provided that this clause (e) shall apply to all Lenders only in connection with any defense of any court proceedings or in all instances during a continuing Event of Default; (f) the filing of any petition, complaint, answer, motion or other pleading by the Agent or the Lenders, or the taking of any action in respect of the Collateral or other security, in connection with this Agreement or any other Loan Document, (g) the protection, collection, lease, sale, taking possession of or liquidation of, any Collateral or other security in connection with this Agreement or any other Loan Document,
(h) any attempt to enforce any Lien or security interest in any Collateral or other security in connection with this Agreement or any other Loan Document, (i) any attempt to collect from the Borrower any Obligations, (j) the receipt of any advice with respect to any of the foregoing, provided that this clause (j) shall apply to all Lenders only with respect to the matters described in clauses (c) through (i) and clauses (k) through (m) of this Section 11.06, (k) all Environmental Liabilities and Costs arising from or in connection with the past, present or future operations of the Borrower or any of its Subsidiaries involving any damage to real or personal property or natural resources or harm or injury alleged to have resulted from any Environmental Discharge on, upon or into such property, (l) any costs or liabilities incurred in connection with the investigation, removal, cleanup and/or remediation of any Hazardous Materials present or arising out of the operations of any facility of the Borrower or any of its Subsidiaries, or (m) any costs or liabilities incurred in connection with any Environmental Lien. Without limitation of the foregoing or any other provision of any Loan Document: (x) the Borrower agrees to pay all stamp, document, transfer, recording or filing taxes or fees (including, without limitation, mortgage recording taxes) and similar impositions now or hereafter determined by the Agent or any of the Lenders to be payable in connection with this Agreement or any other Loan Document, and the Borrower agrees to save the Agent and the Lenders harmless from and against any and all present or future claims, liabilities or losses with respect to or resulting from any omission to pay or delay in paying any such taxes, fees or impositions, and (y) if the Borrower fails to perform any covenant or agreement contained herein or in any other Loan Document, the Agent may itself perform or cause performance of such covenant or agreement, and the expenses of the Agent incurred in connection therewith shall be reimbursed on demand by the Borrower. The Borrower agrees to indemnify and defend the Agent and the Lenders and their directors, officers, agents, employees and affiliates (collectively, the "Indemnified Parties") from, and hold each of them harmless against, any and all losses, liabilities, claims, damages, costs or expenses of any nature whatsoever (including reasonable attorneys' fees and amounts paid in settlement) incurred by, imposed upon or asserted against any of them arising out of or by reason of any investigation, litigation or other proceeding or claim brought or threatened relating to, or otherwise arising out of or relating to, the execution of this Agreement or any other Loan Document, the transactions contemplated hereby or thereby or any Loan or proposed Loan hereunder (including, but without limitation, any use made or proposed to be made by the Borrower of the proceeds of any thereof, or the delivery or use or transfer of or the payment or failure to pay under any Loan) but excluding any such losses, liabilities, claims, damages, costs or expenses
(i) to the extent finally judicially determined to have resulted from the gross negligence or willful misconduct of the Indemnified Party, (ii) in connection with any claim made by the Agent or any Lender against the Agent or another Lender or (iii) arising under or in connection with any of the Pre-Petition Agreements.

            Section 11.07. Application. Except to the extent, if any, expressly set forth in this Agreement or in the Loan Documents, the Agent and the Lenders shall have the right to apply any payment received or applied by it in connection with the Obligations to such of the Obligations then due and payable as it may elect.

            Section 11.08. Severability. The provisions of this Agreement are intended to be severable. If any provision of this Agreement shall be held invalid or unenforceable in whole or in part in any jurisdiction such provision shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without in any manner affecting the validity or enforceability thereof in any other jurisdiction or the remaining provisions hereof in any jurisdiction.

            Section 11.09. Governing Law. This Agreement and the Notes shall be deemed to be contracts under the laws of the State of New York, without regard to choice of law principles, and for all purposes shall be governed by and construed and enforced in accordance with the laws of said State except as governed by the Bankruptcy Code.

            Section 11.10. Prior Understandings. This Agreement supersedes all prior understandings and agreements, whether written or oral, among the parties hereto relating to the transactions provided for herein other than the Fee Letter.

            Section 11.11. Duration; Survival. All representations and warranties of the Borrower contained herein or made in connection herewith shall survive the making of the Loans and shall not be waived by the execution and delivery of this Agreement, the Notes or any other Loan Document, any investigation by or knowledge of the Agent or the Lenders, the making of any Loan hereunder, or any other event whatsoever. All covenants and agreements of the Borrower contained herein shall continue in full force and effect from and after the date hereof so long as the Borrower may borrow hereunder and until the Obligations have been paid in full. Without limitation, it is understood that all obligations of the Borrower to make payments to or indemnify the Agent and the Lenders (including, without limitation, obligations arising under Section
11.06 hereof) shall survive the payment in full of the Notes and of all other obligations of the Borrower thereunder and hereunder, termination of this Agreement and all other events whatsoever and whether or not any Loans are made hereunder.

            Section 11.12. Counterparts. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute but one and the same instrument.

            Section 11.13. Assignments; Participations. (a) Each Lender may with the written consent of the Agent and, in the absence of a continuing Event of Default, the Borrower, which consent shall not be unreasonably withheld, assign to one or more commercial banks or other financial institutions a portion of its rights and obligations under this Agreement (including, without limitation, a portion of its Commitment and the Loans owing to it) and the other Loan Documents; provided, however, that (i) each such assignment shall be in a principal amount of not less than $5,000,000 (or the remainder of such Lender's Commitment) and (ii) the parties to each such assignment shall execute and deliver to the Agent, for its acceptance and recording in the Register (as hereinafter defined), an Assignment and Acceptance. Upon such execution, delivery, acceptance and recording, from and after the effective date specified in each Assignment and Acceptance, (A) the assignee thereunder shall be a party hereto and to the other Loan Documents and, to the extent that rights and obligations hereunder have been assigned to it pursuant to such Assignment and Acceptance, have the rights and obligations of a Lender hereunder and thereunder and (B) the Assigned Lender shall, to the extent that rights and obligations hereunder have been assigned by it pursuant to such Assignment and Acceptance, relinquish its rights and be released from its obligations under this Agreement.

                  (b) By executing and delivering an Assignment and Acceptance, the assigning Lender and the assignee thereunder confirm to and agree with each other and the other parties hereto as follows: (i) other than as provided in such Assignment and Acceptance, the assigning Lender makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Agreement or any other Loan Document or the execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement or any other Loan Document furnished pursuant hereto; (ii) the assigning Lender makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrower or any of its Subsidiaries or the performance or observance by the Borrower of any of its obligations under this Agreement or any other Loan Document furnished pursuant hereto; (iii) such assignee confirms that it has received a copy of this Agreement and the other Loan Documents, together with such other documents and information it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Acceptance; (iv) such assignee will, independently and without reliance upon the Assigning Lender or any Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement and the other Loan Documents; (v) such assignee appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under this Agreement and the other Loan Documents as are delegated to the Agent by the terms thereof, together with such powers as are reasonably incidental thereto; (vi) such assignee agrees that it will perform in accordance with their terms all of the obligations which by the terms of this Agreement and the other Loan Documents are required to be performed by it as a Lender and (vii) such assignee represents and warrants that it has been approved as a lender to a mortgage banker by the New York State Department of Banking.

                  (c) The Agent shall maintain at its address referred to on the signature page hereto, a copy of each Assignment and Acceptance delivered to and accepted by it and a register for the recordation of the names and addresses of the Lenders and the Commitment of, and principal amount of the Loans owing to each Lender from time to time (the "Register"). The entries in the Register shall be conclusive and binding for all purposes, absent manifest error, and the Borrower, the Agent and the Lenders may treat each Person whose name is recorded in the Register as a Lender hereunder for all purposes of this Agreement. The Register shall be available for inspection by the Borrower and any Lender at any reasonable time and from time to time upon reasonable prior notice.

                  (d) Upon its receipt of an Assignment and Acceptance executed by an assigning Lender and an assignee, together with the Note subject to such assignment, the Agent shall, if the Agent and, if applicable, the Borrower consent to such assignment and if such Assignment and Acceptance has been completed (i) accept such Assignment and Acceptance, (ii) give prompt notice thereof to the Borrower unless the Borrower has consented to such assignment,
(iii) record the information contained therein in the Register and (iv) prepare and distribute to each Lender and the Borrower a revised Schedule 1.01(A) hereto after giving effect to such assignment, which revised Schedule 1.01(A) shall replace the prior Schedule 1.01(A) and become part of this Agreement. Within five Business Days after its consent to such assignment or its receipt of notice thereof from the Agent, as the case may be, the Borrower, at its own expense, shall execute and deliver to the Agent in exchange for the surrendered Note a new Note to the order of such assignee Lender in an aggregate principal amount equal to the Commitment assumed by it pursuant to such Assignment and Acceptance, and if the assigning Lender has retained any Commitment hereunder, a new Note to the order of the assigning Lender in an aggregate principal amount equal to the Commitment retained by it hereunder, in each case prepared by the Agent. Such new Notes shall be in an aggregate principal amount equal to the aggregate principal amount of such surrendered Note, shall be dated the date of the Agent's acceptance of such Assignment and Acceptance and shall otherwise be in substantially the form of Exhibit A hereto.

                  (e) Each Lender may sell participations to one or more banks or other entities in or to all or a portion of its rights and obligations under this Agreement and the other Loan Documents (including, without limitation, all or a portion of its Commitment and the Loans owing to it); provided, that (i) such Lender's obligations under this Agreement (including, without limitation, its Commitment hereunder) and the other Loan Documents shall remain unchanged;
(ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, and the Borrower, the Agent and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement and the other Loan Documents; and (iii) a participant shall not be entitled to require such Lender to take or omit to take any action hereunder except (A) action directly effecting an extension of the maturity dates (other than the extension of the maturity date for up to 10 days if all the Lenders consent to such extension) or decrease in the principal amount of the Loans or Obligations, or (B) action directly effecting an extension of the due dates or a decrease in the rate of interest payable on the Loans or the fees payable under this Agreement, or (C) actions directly effecting a release of all or a substantial portion of the Collateral or any Guarantor (except as set forth in Section 11.08 of this Agreement or any Loan Document).

                  (f) Notwithstanding the foregoing provisions of this Section 11.13, (i) each Lender may at any time sell, assign, transfer, or negotiate all or any part of its rights and obligations under this Agreement and the Loan Documents to any Affiliate of such Lender, and (ii) there shall not be more than four (4) Lenders under this Agreement at any time.

                  (g) Each Lender shall have the right to engage in repurchase transactions in the ordinary course of its business with its Note and may pledge, transfer, hypothecate or assign its Note in connection therewith with the prior consent of the Agent, which consent shall not be unreasonably withheld.

            Section 11.14. Successors and Assigns. This Agreement and the other Loan Documents shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns (including, except for the right to request Loans, any trustee succeeding to the rights of the Borrower pursuant to Chapter 11 of the Bankruptcy Code or pursuant to any conversion to a case under Chapter 7 of the Bankruptcy Code) except that the Borrower may not assign or transfer any of its rights hereunder or thereunder without the prior written consent of all of the Lenders.

            Section 11.15. Agent as Party in Interest. Each of the Borrower and the Guarantor hereby stipulates and agrees that, until all Loans have been paid in full in cash and the Total Commitment has terminated, the Agent is and shall remain a party in interest in the Chapter 11 Cases and shall have the right to participate, object and be heard in any motion or proceeding in connection therewith. Nothing in this Agreement or any other Loan Document shall be deemed to be a waiver of any of the Agent's rights or remedies under applicable law or documentation. Without limitation of the foregoing, the Agent shall have the right to make any motion or raise any objection it deems to be in its interest (specifically including but not limited to objections to use of proceeds of the Loans, to payment of professional fees and expenses or the amount thereof, to sales or other transactions outside the ordinary course of business or to assumption or rejection of any executory contract or lease), provided that the Agent will not exercise such right if the action or inaction by the Borrower which is the subject of such motion or objection is not prohibited by any covenant or provision of this Agreement.

            Section 11.16. Confidentiality. Upon delivering to any Lender or the Agent, or permitting any Lender or the Agent to inspect, any written information pursuant to this Agreement or the other Loan Documents, the Borrower is delivering or making available such information to the Lenders or the Agent with the understanding that each Lender and the Agent shall treat such information as confidential to the extent such information is conspicuously marked confidential. Each Lender and the Agent agrees to hold such information in confidence from the date of disclosure thereof. Subject to the other provisions of this Section 11.16, each Lender and the Agent may disclose confidential information to its officers, directors, employees, attorneys, accountants or other professionals engaged by any Lender or the Agent only after determining that such third party has been instructed to hold such information in confidence to the same extent as if it were a Lender. Notwithstanding the foregoing, the provisions of this
Section 11.16 shall not apply to information within any one of the following categories or any combination thereof: (i) information the substance of which, at the time of disclosure by any Lender or the Agent, has been disclosed to or is known to any creditor of the Borrower or official or unofficial creditors' committee (other than information as to which such creditor or creditors' committee is then under an obligation of nondisclosure), or any Person other than (A) a director, officer, employee or agent of any of the Borrower or a professional engaged by the Borrower or (B) a Person who is then under an obligation of nondisclosure (otherwise than as a consequence of a wrongful act of any Lender or the Agent), (ii) information which any Lender or the Agent had in its possession prior to receipt thereof from the disclosing party, or (iii) information received by any Lender or the Agent from a third party having no obligations of nondisclosure with respect thereto. Nothing contained in this
Section 11.16 shall prevent any disclosure: (x) believed in good faith by any Lender or the Agent to be required by any law or guideline or interpretation or application thereof by any Governmental Authority, arbitrator or grand jury charged with the interpretation or administration thereof or compliance with any request or directive of any Governmental Authority, arbitrator or grand jury (whether or not having the force of law), (y) determined by counsel for any Lender or the Agent to be necessary or advisable in connection with enforcement or preservation of rights under or in connection with this Agreement or any other Loan Document or (z) of any information which has been made public by a Person other than any Lender or the Agent who, to the Agent's or such Lender's actual knowledge, was then under an obligation of nondisclosure. The Lenders and the Agent shall have the right to disclose any confidential information described in this Section 11.16 to an assignee or prospective assignee or to a participant or prospective participant in Loans hereunder, provided that the assigning or selling Lender shall have obtained from such assignee or prospective assignee or participant or prospective participant a written agreement to hold such information in confidence to the same extent as if it were a Lender.

            Section 11.17. Waiver of Jury Trial. BY ITS EXECUTION AND DELIVERY OF THIS AGREEMENT, THE AGENT, EACH LENDER, THE GUARANTOR AND THE BORROWER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH, THIS AGREEMENT, THE NOTES OR ANY OTHER LOAN DOCUMENT, ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF THE AGENT, THE LENDERS, THE GUARANTOR OR THE BORROWER IN CONNECTION HEREWITH OR THEREWITH. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE AGENT AND THE LENDERS TO ENTER INTO THIS AGREEMENT.

            Section 11.18. Right of Setoff. Upon the occurrence and during the continuance of any Event of Default any Lender and the Agent may, and is hereby authorized to, at any time from time to time, without notice to the Borrower (any such notice being expressly waived by the Borrower) and to the fullest extent permitted by law, set off and apply any and all deposits (general or special, time or demand, provision or final) at any time held and other indebtedness at any time owing by such Lender or the Agent and to or for the credit or the account of the Borrower against any and all Obligations of the Borrower now or hereafter existing under the Loan Documents, irrespective of whether or not any Lender and the Agent shall have made any demand hereunder or thereunder and although such Obligations may be contingent or unmatured. Each Lender and the Agent agrees promptly to notify the Borrower after any such setoff and application made by such Lender or the Agent; provided, however, that the failure to give such notice shall not affect the validity of such setoff and application. The rights of each Lender and the Agent under this Section 11.18 are in addition to the other rights and remedies (including, without limitation, other rights of setoff under applicable law or otherwise) which such Lender or the Agent may have.

            Section 11.19. Headings. Section headings herein are included for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

            Section 11.20. Periodic Due Diligence Review. The Borrower acknowledges that the Agent and each Lender have the right to perform continuing due diligence reviews with respect to the Mortgage Loans, for purposes of verifying compliance with the representations, warranties and specifications made hereunder, or otherwise, and the Borrower agrees that on a monthly basis, the Agent or its authorized representatives (including, without limitation, Arthur Andersen or any other independent accountants retained by the Agent at the expense of the Borrower) will be permitted during normal business hours to examine, inspect, and make copies and extracts of, the Collateral Documents and any and all documents, records, agreements, instruments or information relating to such Mortgage Loans in the possession or under the control of the Borrower and/or the Custodian. The Borrower also shall make available to the Agent a knowledgeable financial or accounting officer for the purpose of answering questions respecting the Collateral Documents and the Mortgage Loans. Without limiting the generality of the foregoing, the Borrower acknowledges that the Agent and the Lenders may make loans to the Borrower based solely upon the information provided by the Borrower to the Agent in the Mortgage Loan Schedule and the representations, warranties and covenants contained herein, and that the Agent, at its option, has the right at any time to conduct a partial or complete due diligence review on some or all of the Mortgage Loans securing such Loan, including without limitation ordering new credit reports and new appraisals on the related mortgaged properties and otherwise regenerating the information used to originate such Mortgage Loans. The Agent may underwrite such Mortgage Loans itself or engage a third party underwriter to perform such underwriting. The Borrower agrees to cooperate with the Agent and any third party underwriter in connection with such underwriting, including, but not limited to, providing the Lender and any third party underwriter with access to any and all documents, records, agreements, instruments or information relating to such Mortgage Loans in the possession, or under the control, of the Borrower. The Borrower further agrees that the Borrower shall reimburse the Agent for any and all reasonable out-of-pocket costs and expenses incurred by the Agent in connection with the Agent's activities pursuant to this Section 11.20.

                            [SIGNATURE PAGE FOLLOWS]

            IN WITNESS WHEREOF, the parties hereto have caused this Loan Agreement to be duly executed and delivered as of the day and year first above written.

                                    BORROWER

                                    CITYSCAPE CORP.,
                                    as debtor and debtor-in-possession


                                    By: /s/ Cheryl P. Carl
                                        ----------------------------------------
                                        Name: Cheryl P. Carl
                                        Title: Executive Vice President


                                    Address for Notices:

                                    565 Taxter Road
                                    Elmsford, New York  10523

                                    Attention: Cheryl P. Carl
                                    Telecopier No.: (914) 592-7060
                                    Telephone No.: (914) 784-4343

                                    GUARANTOR

                                    CITYSCAPE FINANCIAL CORP.,
                                    as debtor and debtor-in-possession

                                    By: /s/ Cheryl P. Carl
                                        ----------------------------------------
                                        Name: Cheryl P. Carl
                                        Title: Vice President and Secretary

                                    Address for Notices:

                                    565 Taxter Road
                                    Elmsford, New York  10523

                                    Attention: Cheryl P. Carl
                                    Telecopier No.: (914) 592-7060
                                    Telephone No.: (914) 784-4343

                                    AGENT AND LENDER

                                    THE CIT GROUP/EQUIPMENT FINANCING, INC.


                                    By: /s/ James Conheeney
                                        ----------------------------------------
                                        Name: James Conheeney
                                        Title: Vice President

                                    Address for Notices:

                                    650 CIT Drive
                                    Livingston, New Jersey 07039

                                    Attention: John Fall, Esq.
                                    Telecopier No.: (973) 740-5323
                                    Telephone No.: (973) 740-5494

                                    with copy to

                                    The CIT Group/Business Credit, Inc.
                                    1211 Avenue of the Americas
                                    New York, New York  10017

                                    Attention: Robert Smith
                                               Senior Vice President
                                    Telecopier No.: 212-536-1295
                                    Telephone No.: 212-536-1269

                                    and

                                    Schulte Roth & Zabel LLP
                                    900 Third Avenue
                                    New York, New York  10022

                                    Attention: Frederic L. Ragucci, Esq.
                                    Telecopier No.: 212-593-5955
                                    Telephone No.: 212-756-2000

                                    LENDER

                                    NOMURA ASSET CAPITAL CORPORATION


                                    By: /s/ James K. Lieblich
                                        ----------------------------------------
                                        Name: James K. Lieblich
                                        Title: Managing Director

                                    Address for Notices:

                                    2 World Financial Center
                                    Building B
                                    New York, New York 10281-1198

                                    Attention: James K. Lieblich
                                               Managing Director
                                    Telecopier No.: 212-667-1044
                                    Telephone No.: 212-667-2327

                                    with a copy to

                                    Hahn & Hessen LLP
                                    350 Fifth Avenue
                                    New York, New York  10118

                                    Attention: Jeffrey Schwartz, Esq.
                                    Telecopier No.: 212-594-7167
                                    Telephone No.: 212-736-1000

                                                                SCHEDULE 3.10(7)


          ADDITIONAL REPRESENTATIONS AND WARRANTIES RE: MORTGAGE LOANS

                   Part I. Eligible Residential Mortgage Loans

            As to each Mortgage Loan included in the Borrowing Base on the date of a Loan (and the related Mortgage, Mortgage Note, assignment of mortgage and mortgaged property), the Borrower shall be deemed to make the following representations and warranties to the Lender as of such date and as of each date Collateral Market Value is determined. With respect to any representations and warranties made to the best of the Borrower's knowledge, in the event that it is discovered that the circumstances with respect to the related Mortgage Loan are not accurately reflected in such representation and warranty notwithstanding the knowledge or lack of knowledge of the Borrower, then, notwithstanding that such representation and warranty is made to the best of the Borrower's knowledge, such Mortgage Loan may, at the option of the Agent, be excluded from the Borrowing Base or be assigned a Collateral Market Value lower than that set forth in the Agreement:

(1) Mortgage Loan Schedule. The information set forth on the Mortgage Loan Schedule with respect to such Eligible Residential Mortgage Loan is true and correct as of the date of each Loan in all material respects;

(2) Payments Current. As of the Date of each Loan, no payment required under the Mortgage Loan is delinquent;

(3) No Delinquent Taxes. To the best of the Borrower's knowledge there was no delinquent tax or assessment lien against any related mortgaged property;

(4) No Defenses. To the best of the Borrower's knowledge, there is no valid offset, defense or counterclaim to any related Mortgage Note or Mortgage, including the obligation of the mortgagor to pay the unpaid principal of or interest on such Mortgage Note;

(5) No Mechanics' Liens. To the best of the Borrower's knowledge, there are no mechanics' liens or claims for work, labor or material affecting any related mortgaged property which are or may be a lien prior to, or equal with, the lien of such Mortgage, except those which are insured against by the title insurance policy referred to in (8) below;

(6) Mortgaged Property Undamaged. To the best of the Borrower's knowledge, each related mortgaged property is free of material damage and is in good repair;

(7) No Modifications. Neither the Borrower nor any prior holder of any related Mortgage has modified such Mortgage in any material respect (except that such a Mortgage Loan may have been modified by a written instrument which has been recorded, if necessary, to protect the interests of the Agent and which has been delivered to the Custodian); satisfied, canceled or subordinated such Mortgage in whole or in part; released the related mortgaged property in whole or in part from the lien of such Mortgage except for the subordination of a Mortgage securing a Mortgage Loan, with respect to which the related superior lien was released in connection with the refinancing of the mortgage loan relating to such superior lien; or executed any instrument of release, cancellation, modification or satisfaction with respect thereto except as has been disclosed to Agent prior to the date of the Loan, in which case a copy of such modification agreement will have been delivered to the Borrower and the Custodian;

(8) Title Insurance. Except with respect to High LTV Mortgage Loans, a lender's policy of title insurance together with a condominium endorsement, if applicable, and extended coverage endorsement and, if applicable, an adjustable rate mortgage endorsement in an amount at least equal to the principal balance as of the date of the funding of the related Loan of each such Eligible Residential Mortgage Loan or a commitment (binder) to issue the same was effective on the date of the origination of such Eligible Residential Mortgage Loan, each such policy is valid and remains in full force and effect, and each such policy was issued by a title insurer qualified to do business in the jurisdiction where the related mortgaged property is located and acceptable to FNMA or FHLMC and in a form acceptable to FNMA or FHLMC, which policy insures the Borrower and successor owners of indebtedness secured by the insured related Mortgage, as to the first or second priority lien of such Mortgage; to the best of the Borrower's knowledge, no claims have been made under such mortgage title insurance policy and no prior holder of such Mortgage, including the Borrower, has done, by act or omission, anything which would impair the coverage of such mortgage title insurance policy;

(9) Origination. Such Eligible Residential Mortgage Loan was originated by the Borrower or, if not originated by the Borrower, was purchased by the Borrower and substantially in accordance with the Underwriting Guidelines then in effect;

(10) No Encroachments. To the best of the Borrower's knowledge, all of the improvements which were included for the purpose of determining the Collateral Market Value of the related mortgaged property lie wholly within the boundaries and building restriction lines of such property, and no improvements on adjoining properties encroach upon such mortgaged property unless the applicable title insurance policy for such mortgaged property affirmatively insures against loss or damage by reason of any encroachment that is disclosed or would have been disclosed by an accurate survey;

(11) Occupancy. To the best of the Borrower's knowledge, no improvement located on or being part of related mortgaged property is in violation of any applicable zoning law or regulation. To the best of the Borrower's knowledge, all inspections, licenses and certificates required to be made or issued with respect to all occupied portions of such mortgaged property and, with respect to the use and occupancy of the same, including but not limited to certificates of occupancy and fire underwriting certificates, have been made or obtained from the appropriate authorities and to the best of the Borrower's knowledge, such mortgaged property was lawfully occupied under applicable law at origination and is lawfully occupied under applicable law;

(12) Doing Business. To the best of the Borrower's knowledge, all parties which have had any interest in any related Mortgage, whether as mortgagee, assignee, pledgee or otherwise, are (or, during the period in which they held and disposed of such interest, were) (1) in compliance with any and all applicable licensing requirements of the laws of the state wherein the related mortgaged property is located, and (2)(A) organized under the laws of such state, (B) qualified to do business in such state, (C) federal savings and loan associations or national banks having principal offices in such state, or (D) not doing business in such state;

(13) Customary Provisions. The related Mortgage contains customary and enforceable provisions which render the rights and remedies of the holder thereof adequate for the realization against the related mortgaged property of the benefits of the security, including, (i) if such Mortgage is designated as a deed of trust, by trustee's sale and (ii) otherwise by judicial foreclosure;

(14) Deeds of Trust. With respect to any related Mortgage constituting a deed of trust, a trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves and is named in such Mortgage, and no fees or expenses are or will become payable by, the Agent to the trustee under the deed of trust, except in connection with a trustees sale after default by the related mortgagor;

(15) Form of Documents. The related Mortgage Note and the related Mortgage is in substantially the form attached as Exhibit M hereto with such revisions as are necessary to comply with applicable state law;

(16) Collection Practices. The collection practices used by the Borrower with respect to such Eligible Residential Mortgage Loan have been in all respects legal, proper, prudent and customary in the mortgage lending and servicing business with respect to mortgage loans similar to such Eligible Residential Mortgage Loan;

(17) No Additional Collateral. The related Mortgage Note is not secured by any collateral, pledged account or other security except for the lien of the related Mortgage and certain personalty relating thereto or a third party guaranty;

(18) No Shared Appreciation; No Contingent Interests. Such Eligible Residential Mortgage Loan does not have a shared appreciation feature, or other contingent interest feature;

(19) Due on Sale. Such Eligible Residential Mortgage Loan contains a "due-on-sale" clause unless prohibited by applicable law;

(20) No Condemnation. To the best of the Borrower's knowledge, there is no proceeding pending or threatened for the total or partial condemnation of the related mortgaged property, nor is such a proceeding currently occurring, and such property is undamaged by waste, fire, earthquake or earth movement except for normal wear and tear;

(21) Type of Mortgaged Property. The related mortgaged property is improved by a one to four-family residential dwelling, including condominium units, dwelling units in "PUDs" or planned unit developments and manufactured housing, which, to the best of the Borrower's knowledge, does not include cooperatives and does not constitute other than real property or personalty related to the mortgaged property under state law;

(22) Servicing. Unless otherwise specified in the related Notice of Borrowing, each Eligible Residential Mortgage Loan is being serviced by the Borrower;

(23) No Future Advances. There is no obligation on the part of the Borrower or any other party under the terms of the related Mortgage or related Mortgage Note to make payments in addition to those made to the related Mortgagor;

(24) Consolidation of Future Advances. Any future advances made prior to the funding date of the related Loan have been consolidated with the outstanding principal amount secured by the related Mortgage, and the secured principal amount, as consolidated, bears a single interest rate and single repayment term reflected on the Mortgage Loan Schedule. The consolidated principal amount does not exceed the original principal amount of such Eligible Residential Mortgage Loan. The related Mortgage Note does not permit or obligate the Borrower to make future advances to the related Mortgagor at the option of the Mortgagor;

(25) No Assessments. To the best of the Borrower's knowledge, there are no defaults in complying with the terms of the Mortgage that would have a material adverse effect on the value of the related Mortgage Loan, and all taxes, governmental assessments, insurance premiums, water, sewer and municipal charges, leasehold payments or ground rents that would have a material adverse effect on the value of the related Mortgage Loan which previously became due and owing have been paid, or an escrow of funds has been established in an amount sufficient to pay for every such item which remains unpaid. The Borrower has not advanced funds, or induced, solicited or knowingly received any advance of funds by a party other than the related Mortgagor, directly or indirectly, for the payment of any amount required by the related Mortgage except for (A) payments in the nature of escrow payments, including without limitation, taxes and insurance payments, and (B) interest accruing from the date of the related Mortgage Note or date of disbursement of the related Mortgage proceeds, whichever is later, to the day which precedes by one month the due date of the first installment of principal and interest;

(26) Application of Proceeds. All amounts received with respect to such Eligible Residential Mortgage Loan to which the Agent is entitled have been transferred to the Agent;

(27) Underwriting. Such Eligible Residential Mortgage Loan was underwritten in accordance with the Borrower's underwriting guidelines no less stringent than the Underwriting Guidelines; provided, however, that from time to time the Borrower may propose reasonable changes to such Underwriting Guidelines and, in the case of any material changes to such Underwriting Guidelines, with Agent's written consent thereto, may materially amend such Underwriting Guidelines;

(28) Appraisal. Except with respect to High LTV Mortgage Loans, the related Mortgage File (as defined in the Custodian Agreement) contains an appraisal of the related mortgaged property signed by an appraiser which meets the minimum FNMA or FHLMC requisite qualifications for appraisers, duly appointed by the originator, who had no interest, direct or indirect in the related mortgaged property or in any loan made on the security thereof, and whose compensation is not affected by the approval or disapproval of such Eligible Residential Mortgage Loan; the appraisal is in a form acceptable to FNMA and FHLMC, with such riders as are acceptable to FNMA or FHLMC, as the case may be, and satisfies the requirements of the Financial Institutions Reform, Recovery and Enforcement Act of 1989;

(29) No Graduated Payments; No Buydowns: No Convertible Mortgage Assets. Unless otherwise specified in the related Notice of Borrowing, such Eligible Residential Mortgage Loan is not a graduated payment mortgage loan or a growing equity mortgage loan, nor is such Eligible Residential Mortgage Loan subject to a temporary buydown or similar arrangement. If the Eligible Residential Mortgage Loan has an adjustable rate, it is not convertible at the option of the related mortgagor to a fixed rate mortgage loan;

(30) Environmental Matters. To the best of Borrower's knowledge at origination either (i) the related mortgaged property was not located within a 1 mile radius of any site with environmental or hazardous waste of which the Borrower had actual knowledge, or (ii) as to any related mortgaged property located within a 1 mile radius of any site as to which the Borrower has actual knowledge of environmental or hazardous waste, the related Eligible Residential Mortgage Loan was reviewed in accordance with the Borrower's established environmental review procedures; and

(31) No Fraud. To the best of the Borrower's knowledge, no error, omission, misrepresentation, negligence, fraud or similar action occurred on the part of any person in connection with the origination of any Eligible Residential Mortgage Loan.

                  Part II. Eligible Home Equity Mortgage Loans

            As to each Home Equity Mortgage Loans included in the Borrowing Base on the date of a Loan (and the related Mortgage, Mortgage Note, assignment of mortgage and mortgaged property), the Borrower shall be deemed to make the following representations and warranties to the Lender as of such date and as of each date Collateral Market Value is determined (in addition to the representations and warranties set forth in Part I of this Schedule 3.10(7)). With respect to any representations and warranties made to the best of the Borrower's knowledge, in the event that it is discovered that the circumstances with respect to the related Mortgage Loan are not accurately reflected in such representation and warranty notwithstanding the knowledge or lack of knowledge of the Borrower, then, notwithstanding that such representation and warranty is made to the best of the Borrower's knowledge, such Mortgage Loan may, at the option of the Agent, be excluded from the Borrowing Base or be assigned a Collateral Market Value lower than that set forth in the Agreement:

                  Conformance With Underwriting Guidelines. Borrower represents and warrants to the Agent and the Lenders with respect to each Home Equity Mortgage Loan consisting of an interest in a residential property in a pool of Eligible Residential Mortgage Loan that each such Eligible Residential Mortgage Loan shall have been originated in conformity with and meets, as of the date of the related Loan, underwriting guidelines no less stringent than the Underwriting Guidelines; provided, however, that from time to time the Borrower may propose reasonable changes to such Underwriting Guidelines and, in the case of the material changes to the Underwriting Guidelines, with Agent's written consent thereto, may materially amend such Underwriting Guidelines.

                                Schedule 1.01(A)


                        Lenders and Lenders' Commitments

During the period while the Interim Order is in effect:


             Lender                           Commitment             Percentage
             ------                           ----------             ----------
    The CIT Group/Equipment                  $ 25,000,000                50%
                                             ------------
         Financing, Inc.

Nomura Asset Capital Corporation             $ 25,000,000                50%
                                             ============                ===

                                             $ 50,000,000               100%
                                             ------------            -------

During the period following the effective date of the Final Order:


             Lender                           Commitment             Percentage
             ------                           ----------             ----------
    The CIT Group/Equipment                  $ 75,000,000                50%
         Financing, Inc.

Nomura Asset Capital Corporation             $ 75,000,000                50%
                                             ============                ===

                                             $150,000,000              100%